     As filed with the Securities and Exchange Commission on June 22, 2001
                                          1933 Act Registration No. 333-_______

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No. ___  [ ]  Post-Effective Amendment No. ___

                             (Check Appropriate Box)
--------------------------------------------------------------------------------

                                MPAM FUNDS TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (212) 922-6000
--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

                           c/o The Dreyfus Corporation
                    200 Park Avenue, New York, New York 10166
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                              Jeff Prusnofsky, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Donald W. Smith, Esq.
                           Jennifer R. Gonzalez, Esq.
                           Kirkpatrick & Lockhart LLP
                  1800 Massachusetts Avenue, N.W., Second Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000
--------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective under the Securities Act of 1933.

It is proposed that this filing will become effective on July 23, 2001, pursuant to Rule 488.

Title of securities being registered: MPAM class and Investor class shares of beneficial interest in the series of the Registrant designated as MPAM Small Cap Stock Fund.

An indefinite number of Registrant's shares of beneficial interest, par value $.001 per share, has been registered pursuant to Rule 24(f) under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

                                MPAM FUNDS TRUST

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement contains the following papers and documents:


o     Cover Sheet

o     Contents of Registration Statement

o     Letter to Shareholders

o     Notice of Special Meeting of Shareholders

o     Part A - Prospectus/Proxy Statement

o     Part B - Statement of Additional Information

o     Part C - Other Information

o     Signature Pages

o     Exhibits

                         THE DREYFUS/LAUREL FUNDS, INC.
                     DREYFUS DISCIPLINED SMALLCAP STOCK FUND

                                 200 Park Avenue
                            New York, New York 10166


Dear Shareholder:

               As a shareholder of the Dreyfus Disciplined Smallcap Stock Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), you are entitled to vote on the proposal described below and in the enclosed materials (the "Proposal").

               The Company's Board of Directors (the "Board") has determined that it would be in the best interest of the Fund and its shareholders if the Fund were to exchange its assets (subject to liabilities) for shares of a larger fund advised by MPAM Advisers, a division of The Dreyfus Corporation, that has a lower expense ratio than the Fund, and a similar performance record and shareholder base, the same investment objective and primary portfolio manager, and substantially similar management policies as the Fund. Based on the similarities of the funds, the Board believes that the exchange would result in a single fund with a larger combined asset base, producing greater efficiencies of portfolio management and eliminating the duplication of resources and costs. It is proposed that this exchange take place with the MPAM Small Cap Stock Fund (the "Acquiring Fund"), a series of the MPAM Funds Trust.

               Under the terms of the Proposal, the Acquiring Fund would acquire all of the assets and assume the stated liabilities of the Fund. Shareholders of the Fund who are Mellon Private Asset Management clients that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A., or Boston Safe Deposit and Trust Company, or their bank affiliates (collectively, "MPAM Clients"), would receive shares of the MPAM class of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the transaction. Shareholders of the Fund who are not MPAM Clients would receive shares of the Investor class of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the transaction (collectively referred to as the "Exchange"). The Fund would then be terminated. The Exchange will not result directly in the imposition of Federal income tax on you. Shareholders who do not wish to participate in the Exchange may redeem their shares prior to the Exchange.

               Further information about the Proposal is contained in the enclosed materials, which you should review carefully.

               Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

               THE BOARD RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

               If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

                                            Sincerely,


                                            Stephen E. Canter,
                                            President



July 16, 2001

                         THE DREYFUS/LAUREL FUNDS, INC.
                     DREYFUS DISCIPLINED SMALLCAP STOCK FUND
                           --------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           ---------------------------



To the Shareholders:

               A Special Meeting of Shareholders of Dreyfus Disciplined Smallcap Stock Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Tuesday, September 25, 2001 at 10:00 a.m. for the following purposes:

               1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to MPAM Small Cap Stock Fund, a series of the MPAM Funds Trust (the "Acquiring Fund"), in exchange (the "Exchange") for shares of the MPAM class and Investor class of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Acquiring Fund's MPAM class shares received in the Exchange will be distributed by the Fund to its shareholders who are Mellon Private Asset Management clients that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A., Boston Safe Deposit and Trust Company, or their bank affiliates (collectively, "MPAM Clients"), and the Acquiring Fund's Investor class shares received in the Exchange will be distributed by the Fund to its shareholders who are not MPAM Clients, all in liquidation of the Fund. Thereafter, the Fund will be terminated as a series of the Company; and

               2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.


               Shareholders of record at the close of business on July 9, 2001 will be entitled to receive notice of and to vote at the meeting.

                                        By Order of the Board of Directors



                                        Steven F. Newman,
                                        Secretary



New York, New York
July 16, 2001



================================================================================
                       WE NEED YOUR PROXY VOTE IMMEDIATELY
                                               -----------

        A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT ITS SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

================================================================================

                         THE DREYFUS/LAUREL FUNDS, INC.
                     DREYFUS DISCIPLINED SMALLCAP STOCK FUND

                                 200 Park Avenue
                            New York, New York 10166
                                ( 800 ) 645-6561

                                  July 16, 2001

                          ACQUISITION OF THE ASSETS OF

                     DREYFUS DISCIPLINED SMALLCAP STOCK FUND

            BY AND IN EXCHANGE FOR INVESTOR SHARES AND MPAM SHARES OF

                            MPAM SMALL CAP STOCK FUND

                           PROSPECTUS/PROXY STATEMENT
                           --------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 25, 2001

               This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of The Dreyfus/Laurel Funds, Inc. (the "Company") on behalf of its series, Dreyfus Disciplined Smallcap Stock Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Tuesday, September 25, 2001 at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on July 9, 2001 are entitled to receive notice of and to vote at the Meeting.




--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

               Under the terms of the proposal, MPAM Small Cap Stock Fund (the "Acquiring Fund"), a series of the MPAM Funds Trust (the "Trust"), would acquire all of the assets and assume the liabilities of the Fund. Shareholders of the Fund who are Mellon Private Asset Management ("MPAM")1 clients that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A. ("Mellon Bank") or Boston Safe Deposit and Trust Company ("Boston Safe"), or their bank affiliates (collectively, "MPAM Clients"), would receive shares of the MPAM class of the Acquiring Fund ("MPAM Shares") with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the transaction. Shareholders of the Fund who are not MPAM Clients would receive shares of the Investor class of the Acquiring Fund ("Investor Shares") with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the transaction. The collective transaction is referred to as the "Exchange", and its submission to Fund shareholders for approval at the Meeting is referred to as the "Proposal".

               This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Fund shareholders should know before voting on the Proposal or investing in the Acquiring Fund.

               A Statement of Additional Information ("SAI") dated July 16, 2001, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (HTTP://WWW.SEC.GOV) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-645-6561 or writing to the Acquiring Fund at its principal executive offices located at 200 Park Avenue, New York, New York 10166.

               The Fund and the Acquiring Fund are series of open-end, management investment companies advised by Dreyfus and, in the case of the Acquiring Fund, through MPAM Advisers, a division of Dreyfus. They also have the



--------
1 Mellon Private Asset ManagementSM is a registered service mark of Mellon Financial Corporation ("Mellon") and refers to Mellon's business of providing wealth management and investment management services to the U.S. high net worth market, which is operated through Mellon Bank, N.A., Boston Safe Deposit and Trust Company, and other bank and trust company subsidiaries of Mellon.

same primary portfolio manager and investment objective and substantially similar management policies. The Fund is a separate series of the Company and the Acquiring Fund is a separate series of the Trust. The substantive differences between the Fund and the Acquiring Fund are set forth herein.

               The Acquiring Fund's Prospectus dated July 11, 2001 (the "Acquiring Fund Prospectus"), and the Acquiring Fund's Semi-Annual Report for the period ended February 28, 2001, each accompany this Prospectus/Proxy Statement and are incorporated by reference. FOR A FREE COPY OF THE FUND'S PROSPECTUS DATED MARCH 1, 2001 (THE "FUND PROSPECTUS"), THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000, AND THE FUND'S SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 2001, WRITE TO THE FUND AT ITS PRINCIPAL EXECUTIVE OFFICES LOCATED AT 200 PARK AVENUE, NEW YORK, NEW YORK 10166, OR CALL 1-800-645-6561.

               Shareholders are entitled to one vote for each share of common stock of the Fund, par value $0.001 per share, held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of June 29, 2001, there were ________ Fund shares issued and outstanding.

               Proxy materials will be mailed to shareholders of record on or about August 1, 2001.

                               TABLE OF CONTENTS

Summary........................................................................5

Reasons for the Exchange......................................................17

Information about the Exchange................................................18

Additional Information about the Acquiring Fund and Fund......................21

Voting Information............................................................22

Financial Statements and Experts..............................................24

Other Matters.................................................................24

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees........24

          APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
    FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND

                                     SUMMARY

               This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund Prospectus, the Fund Prospectus and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

               PROPOSED TRANSACTION. The Company's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved an Agreement and Plan of Reorganization (the "Plan"). Under the terms of the Plan, the Acquiring Fund would acquire all of the assets and assume the stated liabilities of the Fund. Shareholders of the Fund who are MPAM Clients would receive, in exchange for their Fund shares, MPAM Shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the Exchange. Shareholders of the Fund who are not MPAM Clients would receive, in exchange for their Fund shares, Investor Shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the Exchange. Thereafter, the Fund will be terminated as a series of the Company.

               As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange.

               The Company's Board has concluded unanimously that the Exchange would be in the best interests of shareholders of the Fund and the interests of existing shareholders of the Fund would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

               TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel substantially to the effect that, for Federal income tax purposes: (a) the Fund's shareholders will recognize no gain or loss as a direct result of the Exchange; (b) the holding period and aggregate tax basis of the Acquiring Fund's shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares; and (c) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

               COMPARISON OF THE FUND AND ACQUIRING FUND. The following discussion is primarily a summary of certain parts of the Fund Prospectus and the Acquiring Fund Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in the Fund Prospectus and Acquiring Fund Prospectus, which are incorporated herein by reference.

               GOAL/APPROACH. The Fund and the Acquiring Fund have the same investment goals. Each seeks total investment returns (consisting of capital appreciation and income) that surpass those of the Standard & Poor's SmallCap 600(R) Index ("S&P SmallCap 600"). To pursue its goal, each fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks of small-capitalization companies, whose market capitalizations generally range between $100 million and $2 billion. Each fund may purchase securities of companies in initial public offerings or shortly thereafter.

               The Fund and the Acquiring Fund both use a disciplined process to select securities and manage risk. In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on: the value of a stock, the sustainability or growth of earnings, and the financial health of the company. Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities and determines those issues that should be sold. The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The Fund is structured so that its sector weightings and risk characteristics are similar to those of the S&P SmallCap 600.

               The Fund and the Acquiring Fund have substantially identical policies regarding the securities each fund may purchase and the investment techniques and strategies that may be used by each fund. For a more complete discussion of the Fund's or Acquiring Fund's management policies, see "Goal/Approach" in the Fund Prospectus and the Acquiring Fund Prospectus, respectively.

               The Fund is a separate diversified portfolio of the Company. The Company is an open-end management investment company incorporated in the State of Maryland. The Acquiring Fund is a separate diversified portfolio of the Trust. The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts.

               MAIN RISKS. The risks associated with an investment in the Fund and Acquiring Fund, each of which is a non-index based fund, are substantially similar and include those associated with investing in: small companies; initial public offerings (IPOs); a mix of growth and value companies; and foreign issuers. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means that you could lose money. The Fund and the Acquiring Fund's main risks are discussed below:

          O ACTIVE MANAGEMENT. Neither fund is an index fund, meaning that each is actively managed based on investment decisions of its investment adviser. Such decisions may prove incorrect. Each fund may hold securities not listed in the S&P SmallCap 600 and may hold fewer securities than the index, either of which could cause the fund to underperform the index. Each fund may engage in active trading, which could produce higher brokerage costs and taxable distributions and lower the fund's after-tax performance accordingly.

          O SMALL COMPANY RISK. Small companies carry additional risks because their operating histories tend to be more limited, their earnings are less predictable, and their share prices tend to be more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of smaller companies' securities and on each fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, and/or financial resources. In addition, these companies may be dependent on a limited management group.

          O IPO RISK. The prices of securities purchased in initial public offerings or shortly thereafter may be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

          O GROWTH AND VALUE RISK. By investing in a mix of growth and value companies, each fund assumes the risks of both, and may achieve more modest gains than funds that use only one investment style. Because stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns. With value stocks, there is the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already underpriced. While investments in value stocks may limit downside risk over time, they may produce smaller gains than riskier stocks.

          O FOREIGN RISK. Each fund may invest in securities of foreign issuers, which carry additional risks such as changes in currency exchange rates, less liquidity, a lack of comprehensive company information and political instability.

               The Fund and the Acquiring Fund may invest some or all of its assets in money market instruments. Although the Fund and the Acquiring Fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, each fund may not achieve its investment objective. The Fund and Acquiring Fund are also subject to risks associated with investing in derivative instruments, including the purchase of futures and options.

               See "Main Risks" in the Prospectuses of the Fund and the Acquiring Fund for a more complete description of investment risks.


               CAPITALIZATION. The Fund has one existing class of shares (referred to herein as "Fund Shares") offered to any investor. The Acquiring Fund offers MPAM Shares and Investor Shares. MPAM Shares of the Acquiring Fund generally are offered only to MPAM Clients. Investor Shares of the Acquiring Fund generally are offered only to: (1) MPAM Clients who terminate their relationship with

Mellon Bank or Boston Safe, or their bank affiliates, and who wish to continue to hold shares of the Acquiring Fund, and individuals or entities who are not MPAM Clients and who receive a transfer of Acquiring Fund shares from an MPAM Client (collectively, "Individual Holders"); and (2) shareholders of the Fund who are not MPAM Clients and who will receive Investor Shares in the Exchange. Currently, a majority of the shares of the Fund and the Acquiring Fund are held by MPAM Clients. Shareholders of the Fund who are MPAM Clients will receive MPAM Shares of the Acquiring Fund in the Exchange and, like most other holders of the Acquiring Fund's MPAM Shares, their MPAM Shares will be converted into Investor Shares if they later terminate their relationship with Mellon Bank or Boston Safe, or their bank affiliates.

               The following tables set forth as of February 28, 2001 (1) the capitalization of Fund Shares, (2) the capitalization of the respective Acquiring Fund classes, and (3) the pro forma capitalization of the respective class of shares of the Acquiring Fund, as adjusted showing the effect of the Exchange had it occurred on such date.

                                                            Pro Forma After
                         Fund              Acquiring            Exchange
                      Shares held      Fund MPAM Shares     Acquiring Fund
                    by MPAM Clients    ----------------      MPAM  Shares
                    ---------------                          ------------

Total net assets    $96,647,580         $130,150,510         $226,798,090

Net asset value
  per share            $17.50              $11.69               $11.69

Shares                5,522,362           11,129,129           19,396,138
outstanding




                                                            Pro Forma After
                        Fund              Acquiring            Exchange
                   Shares not held   Fund Investor Shares   Acquiring Fund
                         by          --------------------      Investor
                    MPAM Clients                                Shares
                    ------------                                ------
Total net assets    $6,547,323               $0              $6,547,323

Net asset value
  per share           $17.50                 N/A                $11.69

Shares                 374,132                0                 560,078
outstanding

               SALES CHARGES. Shares of the Fund and Acquiring Fund are sold at net asset value without a sales charge (load).

               FEES AND EXPENSES. The management fees, relevant plan fees, and other expenses of the Fund and Acquiring Fund differ. The Fund's and the Acquiring Fund's annual operating expenses are paid out of their respective assets, so the effect of those expenses is reflected in the share price.

               Fund Shares are currently subject to an annual management fee of 1.25% of the value of the Fund's average daily net assets. Unlike the arrangements between most investment advisers and their funds, the investment adviser pays for all expenses of the Fund except brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses. Fund Shares also are subject to a Rule 12b-1 Plan fee of 0.25% of the value of the Fund's average daily net assets, which is paid for distribution and shareholder services with respect to Fund Shares.

               MPAM Shares and Investor Shares of the Acquiring Fund are subject to an annual investment advisory fee of 0.85% of the value of the average daily net assets of the respective class and an administration fee, payable to Mellon Bank, estimated to be 0.146% of the value of the average daily net assets of the respective class for the current fiscal year. For this fee, Mellon Bank provides or arranges for the provision of fund accounting, transfer agency and certain other fund administrative services. The Acquiring Fund also pays for miscellaneous items such as custody of fund assets, professional services and Trustee fees. In addition, Investor Shares of the Acquiring Fund are subject to a Shareholder Services Plan fee of 0.25% of the value of the average daily net assets attributable to Investor Shares, which is paid for shareholder services with respect to that class. The Acquiring Fund's MPAM Shares are not subject to a Shareholder Services Plan fee. Pursuant to a contractual arrangement with the Acquiring Fund, Mellon Bank has agreed to waive fees and/or reimburse Acquiring Fund expenses (excluding shareholder services fees) through September 30, 2003 so that the total annual operating expenses of the Acquiring Fund are limited to the net expenses of the Acquiring Fund, as shown in the tables below.

               The following information concerning fees and expenses of the Fund and Acquiring Fund is derived from information set forth under the caption "Expenses" in the relevant Prospectus. The fees and expenses set forth below are for the fiscal year ended October 31, 2000 for the Fund and are estimated based on the fiscal period October 2, 2000 (commencement of operations) through

February 28, 2001 for the Acquiring Fund. The "Pro Forma After Exchange" information set forth below is based on net assets and fund accruals of the Fund and Acquiring Fund as of February 28, 2001. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the respective share price.

ANNUAL FUND
OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):

                                                 Pro Forma
                                                   After
                                                 Exchange                       Pro Forma After
                                                 Acquiring      Acquiring Fund     Exchange
                       Fund      Acquiring Fund    Fund           Investor      Acquiring Fund
                      Shares      MPAM Shares   MPAM Shares        Shares       Investor Shares
                      ------      -----------   -----------        ------       ---------------

Management fees       1.25%          0.85%           0.85%          0.85%           0.85%

Rule 12b-1 fee        0.25%          None            None           None            None

Shareholder            None          None            None           0.25%           0.25%
services fee

Other expenses        0.00%          0.25%           0.25%          0.25%           0.25%

Total Annual
Fund Operating        1.50%          1.10%           1.10%          1.35%           1.35%
Expenses
------------------
Less: Fee
waiver and/or
expense                None          0.05%*          0.05%*         0.05%*          0.05%*
reimbursement

Net                   1.50%          1.05%           1.05%          1.30%           1.30%
Operating
Expenses
------------------

--------------------
* Pursuant to a contractual arrangement with the Acquiring Fund, Mellon Bank has agreed to waive fees and/or reimburse Acquiring Fund expenses (excluding shareholder services fees) through September 30, 2003, so that the total annual operating expenses of the Acquiring Fund are limited to the net expenses of the Acquiring Fund, as shown above.

EXPENSE EXAMPLE

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses:
$10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers below are based on Net Operating Expenses. The longer-term numbers are based on Total Annual Fund Operating Expenses.



             Fund      Acquiring  Acquiring Fund   Acquiring   Acquiring Fund
           Existing      Fund       Pro Forma        Fund        Pro Forma
            Shares       MPAM     After Exchange   Investor    After Exchange
                        Shares         MPAM         Shares       Investor
                                      Shares                      Shares
           --------   ----------- --------------  -----------  ----------------


1 Year       $153        $107          $107          $132           $132

3 Years      $474        $345          $345          $423           $423

5 Years      $818        $601          $601          $735           $735

10 Years    $1,791      $1,336        $1,336        $1,620         $1,620


               PAST PERFORMANCE. The Acquiring Fund did not have a performance record as a series of an investment company registered under the 1940 Act prior to October 2, 2000. The performance of the Acquiring Fund presented below through October 1, 2000 represents that of a predecessor common trust fund ("CTF") that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the Acquiring Fund, and thereafter represents the performance of MPAM Shares of the Acquiring Fund. Substantially all of the assets of the predecessor CTF were transferred to the Acquiring Fund as of October 1, 2000. The CTF's performance has been adjusted to reflect the fees and expenses of the Acquiring Fund by subtracting from the actual performance of the CTF the estimated expenses of the Acquiring Fund's MPAM Shares as set forth above. The Acquiring Fund performance presented below does not reflect the performance of the Investor Shares of the Acquiring Fund, since there were no outstanding shares of that class during the periods presented. The predecessor CTF was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that might have adversely affected performance.
               The top bar chart below shows you how the performance of the Acquiring Fund MPAM Shares and its predecessor CTF has varied, and the lower bar chart below shows you how the performance of the Fund has varied from year to year since the Fund's inception. The table compares performance over time to that of the S&P SmallCap 600, an unmanaged index of small-cap stock performance. All performance figures reflect the reinvestment of dividends and other distributions. Of course, past performance is no guarantee of future results.


YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
ACQUIRING FUND (MPAM SHARES AND PREDECESSOR CTF)

                                                                      0.92   30.88     (4.82)
----------- --------- -------- --------- --------- --------- -------- ------ --------- ----------
'91         '92       '93      '94       '95       '96       '97      '98    '99       '00

Best Quarter:         Q4 '99                        26.91%

Worst Quarter:        Q3 '98                       -22.68%


THE YEAR-TO-DATE TOTAL RETURN OF THE ACQUIRING FUND'S MPAM SHARES AS OF 3/31/01
WAS -9.24%.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
FUND (COMMENCED OPERATIONS 9/30/98)

--          --        --       --        --        --        --       --     29.10     -4.34
----------- --------- -------- --------- --------- --------- -------- ------ --------- ----------
'91         '92       '93      '94       '95       '96       '97      '98    '99       '00

Best Quarter:         Q4 '99                         +25.05%

Worst Quarter:        Q1 '99                         -4.86%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S SHARES AS OF 3/31/01 WAS -9.18%.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00


                                                 1 Year        Since Fund
                                                 ------        Inception
                                                               (9/30/98)
                                                               ---------

Acquiring Fund (MPAM Shares and Predecessor      -4.82%        19.75%
CTF)

Fund                                             -4.34%        18.34%

S&P SmallCap 600                                 11.81%        18.96%

               INVESTMENT ADVISER. Dreyfus, 200 Park Avenue, New York, New York 10166, serves as the investment adviser for the Fund, and MPAM Advisers, a division of Dreyfus, serves as the investment adviser for the Acquiring Fund. Founded in 1947, Dreyfus manages more than $157 billion in over 190 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon, a global financial services company with approximately $2.8 trillion in assets under management, administration or custody, including approximately $520 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

               PRIMARY PORTFOLIO MANAGER. The primary portfolio manager for the Fund and the Acquiring Fund is Gene F. Cervi. Mr. Cervi has managed both the Fund and Acquiring Fund since their respective inceptions as series of registered investment companies. Mr. Cervi is also director of investment research for Laurel Capital Advisors, an affiliate of Dreyfus, and a vice president of Mellon Bank, which he joined in 1982.

               BOARD MEMBERS. The Company and the Trust have different Board members. For a description of the Board members, see the Acquiring Fund's Statement of Additional Information under the caption "Management of the Funds" and the Fund's Statement of Additional Information under the caption "Management of the Fund."

               PURCHASE AND REDEMPTION PROCEDURES. The purchase and redemption procedures of the Fund and the Acquiring Fund differ depending on the nature of the shareholder. Purchases and redemption of Fund Shares may be made by mail, wire, electronic check or Dreyfus TELETRANSFER, or automatically, as described in the Fund's Prospectus under "Your Investment - Account Policies" and

"Services for Fund Investors." For shareholders who hold their shares by virtue of their trust or investment account or relationship with a financial service provider acting on their behalf, including MPAM Clients, purchases and redemptions are normally effected through that financial service provider. In the case of the Acquiring Fund, MPAM Shares will be held in omnibus accounts, or individual institutional accounts, with the Acquiring Fund's transfer agent. Purchases and redemptions of MPAM Shares will be effected through the client relationship with MPAM. Purchases and redemptions of Investor Shares may be made in a manner similar to that used for Fund Shares, by mail, wire, electronic check or Dreyfus TELETRANSFER, or automatically, as described in the Prospectus of the Acquiring Fund under "Your Investment - Account Policies and Services - Purchases and Redemptions through Individual Accounts." MPAM Shares transferred to persons who are not MPAM Clients, or held by persons who cease to be MPAM Clients, are converted into Investor Shares at the time of transfer or when the MPAM Client relationship ceases, as the case may be. Accordingly, MPAM Shares received in the Exchange by a Fund shareholder who is an MPAM Client will be converted to Investor Shares of the Acquiring Fund if the shareholder terminates its MPAM Client relationship in the future.

               DISTRIBUTION AND SHAREHOLDER SERVICES PLANS. Fund Shares are subject to a Distribution Plan pursuant to which the Fund pays its distributor an annual fee of 0.25% of the value of the Fund's average daily net assets for distribution and shareholder account services and maintenance. See "Distribution Plan" in the Fund's Statement of Additional Information for a discussion of the Distribution Plan. Investor Shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays its distributor an annual fee of 0.25% of the value of the average daily net assets attributable to that class for shareholder account service and maintenance similar to that provided under the Fund's Distribution Plan. See "Shareholder Services Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan. MPAM Shares of the Acquiring Fund are not subject to a Distribution Plan or Shareholder Services Plan.

               SHAREHOLDER SERVICES AND PRIVILEGES. The shareholder services and privileges offered by the Fund and the Acquiring Fund are described below. See "Your Investment - Services for Fund Investors" in the Fund Prospectus and "Your Investment - Account Policies and Services - Individual Account services and policies" in the Acquiring Fund Prospectus for a more complete description of shareholder services.

               The following shareholder services and privileges are offered to holders of Fund Shares and holders of Investor Shares of the Acquiring Fund:
AUTOMATIC ASSET BUILDER(R) - for making automatic investments from a designated bank account; PAYROLL SAVINGS PLAN - for making automatic investments through a payroll deduction; GOVERNMENT DIRECT DEPOSIT PRIVILEGE - for making automatic investments from your Federal employment, Social Security or other regular Federal government check; DIVIDEND SWEEP - for automatically reinvesting the dividends and other distributions from one fund into another; AUTO-EXCHANGE PRIVILEGE - for making regular exchanges from one fund into another; AUTOMATIC WITHDRAWAL PLAN - for making regular withdrawals from most funds; exchange privileges into certain other funds; TELETRANSFER privileges - to transfer money between your account and your bank account with a phone call; telephone redemption privileges; and 24-hour automated account telephone access.

               Holders of MPAM Shares of the Acquiring Fund should contact their account officer for information concerning purchases, sales or exchanges of MPAM Shares in lieu of using the services listed above.

               DISTRIBUTIONS. The dividend and other distribution policies of the Fund and Acquiring Fund are identical. See "Your Investment -- Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

               LEGAL FORM OF ORGANIZATION. The Company is organized as a Maryland corporation and is governed by its Articles of Incorporation, By-Laws, Board of Directors and the Maryland General Corporation Law. The Trust is organized as a Massachusetts business trust and is governed by its Amended and Restated Agreement and Declaration of Trust dated June 5, 2000 ("Declaration of Trust"), By-Laws, Board of Trustees, and applicable Massachusetts law. Both the Company and the Trust are also governed by applicable federal law.

               Under Maryland law, shareholders of the Fund have no personal liability as such for the Company's acts or obligations. Under Massachusetts law, shareholders of a series could, under certain circumstances, be held personally liable for the acts or obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of each of the series' property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

               For a more detailed discussion of the differences between the legal organization of the Company and the Trust, see the Statement of Additional Information of the Fund under the sections entitled "Description of the Fund/Company" and "Information About the Fund/Company", and the Statement of Additional Information of the Acquiring Fund under the sections entitled "Description of the Trust and Funds" and "Information About the Funds/Trust", respectively, and the applicable provisions of Maryland and Massachusetts law.


                            REASONS FOR THE EXCHANGE

               The Board of Directors of the Company and the Trustees of the Trust have concluded that the Exchange is in the best interests of their respective shareholders. Based on the similarities of the funds, each Board believes that the Exchange would result in a single fund with a larger combined asset base, producing more efficient portfolio management and eliminating the duplication of resources and costs associated with marketing and servicing these funds.

               In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objective, management policies and investment restrictions, as well as shareholder services offered by the Fund and Acquiring Fund; (2) the Fund and the Acquiring Fund have the same portfolio manager; (3) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (4) the expense ratios of the Fund and Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (5) the relative performance of the Fund and the Acquiring Fund;
(6) the tax consequences of the Exchange; (7) a majority of each fund's shares are held by MPAM Clients; and (8) the estimated costs incurred by the Fund and the Acquiring Fund as a result of the Exchange.

                         INFORMATION ABOUT THE EXCHANGE

               PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached hereto as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for the Acquiring Fund's Investor Shares and MPAM Shares (collectively, "Acquiring Fund Shares") and the assumption by the Acquiring Fund of the Fund's stated liabilities on October 1, 2001 or another date the parties agree on (the "Closing Date"). The number of Acquiring Fund Shares to be issued to the Fund will be determined on the basis of the relative net asset values of the Acquiring Fund Shares and the aggregate net assets of the Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., New York time) (except for options and futures contracts, if any, which will be valued 15 minutes after the close of that trading) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with their respective valuation practices, which are described under the captions "Your Investment - Account Policies" in the Fund Prospectus and "Your Investment - Account Policies and Services - Buying Shares" in the Acquiring Fund Prospectus, and under the caption "Determination of Net Asset Value" in the respective Statements of Additional Information.

               On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income, if any, for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the fiscal period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

               As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the Acquiring Fund Shares it received in the Exchange. That liquidation and distribution will be accomplished by establishing an account on the share records of the Acquiring Fund in the name of each such Fund shareholder and crediting each such account with the respective pro rata number of the MPAM Shares or Investor Shares due to the shareholder. Fund shareholders who are MPAM Clients will receive MPAM Shares having an aggregate net asset value equal to the value of their Fund Shares, and Fund shareholders who are not MPAM Clients will receive Investor Shares having an aggregate net asset value equal to the value of their Fund Shares. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund Shares will represent Acquiring Fund Shares distributed to the record holders of the Fund.

               The Plan may be amended at any time prior to the Exchange. The Company will provide Fund shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund Shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the respective parties.

               The total expenses of the Exchange are expected to be approximately $51,600, which will be borne pro rata according to the aggregate net assets of the Fund and the Acquiring Fund on the date of the Exchange or, if the Exchange is not consummated, at the time the Plan is terminated.

               If the Exchange is not approved by the Fund's shareholders, the Company's Board will consider other appropriate courses of action, including liquidating the Fund.

               The consummation of the Exchange is subject to the conditions set forth in the Plan, including the condition that the parties to the Exchange shall have received exemptive relief from the Commission with respect to certain restrictions under the 1940 Act that could otherwise impede or inhibit consummation of the Exchange.

               TEMPORARY SUSPENSION OF CERTAIN OF THE FUND'S INVESTMENT RESTRICTIONS. Because certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Exchange in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict the Fund's ability to (i) invest more than 5% of its assets in the obligations of any single issuer and (ii) invest more than 25% of its total assets in the securities of issuers in any single industry, as set forth in the Fund's Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Fund to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspensions.

               FEDERAL INCOME TAX CONSEQUENCES. The Exchange is intended to qualify for Federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, the Trust and the Company will receive an opinion of Kirkpatrick & Lockhart LLP, their counsel, substantially to the effect that, based on the existing provisions of the Code, Treasury regulations issued thereunder, current administrative pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of the Fund's assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities will qualify as a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each fund will be a "party to a reorganization" within the meaning of section 368(b) of the Code; (2) the Acquiring Fund will recognize no gain or loss on its receipt of the Fund's assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of liabilities of the Fund; (3) the Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's liabilities or on the distribution (whether actual or constructive) of Acquiring Fund Shares to Fund shareholders in exchange for their Fund Shares; (4) a Fund shareholder will recognize no gain or loss on the actual or constructive exchange of Fund Shares solely for Acquiring Fund Shares pursuant to the Exchange; (5) the aggregate tax basis in Acquiring Fund Shares each Fund shareholder receives pursuant to the Exchange will be the same as the aggregate tax basis in the Fund Shares that shareholder exchanges for those Acquiring Fund Shares, and the holding period of those Acquiring Fund Shares will include the period during which the Fund Shares exchanged therefor were held by that shareholder (provided the Fund Shares were held as capital assets on the date of the Exchange); and (6) the tax basis of the Fund's assets acquired by the Acquiring Fund will be the same as the Fund's tax basis in those assets immediately prior to the Exchange, and the holding period of each of those assets in the hands of the Acquiring Fund will include the period during which the Fund held those assets.

               The foregoing opinion will state that no opinion is expressed as to the effect of the Exchange on the Fund or the Acquiring Fund or any Fund shareholder with respect to any Fund asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

               The Acquiring Fund's utilization after the Exchange of any pre-Exchange capital losses the Fund realized could be subject to limitation in future years under the Code.

               NEITHER THE FUND NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS, NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Exchange in light of their individual circumstances. Because the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

               The Company's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the Fund's best interests and (ii) the interests of existing shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the Company's Articles of Incorporation and By-Laws, an affirmative vote of at least two-thirds of the outstanding shares of the Fund is required to approve the Plan and the Exchange.


THE COMPANY'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE EXCHANGE.

            ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND FUND

               Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund Prospectus forming a part of the Registration Statement on Form N-1A (File No. 333-34844). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund Prospectus forming a part of the Company's Registration Statement on Form N-1A (File No. 33-16338).

               The Fund and Acquiring Fund are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund or Acquiring Fund may be inspected and copied at the Commission's Public Reference Room at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549-0102 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.
                               VOTING INFORMATION

               In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Fund may pay persons holding its Fund Shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

               If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund Shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund Shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

               In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than one-third of the outstanding Fund Shares entitled to vote at the Meeting.

               The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

               As of June 29, 2001, the following were known by the Fund to own of record 5% or more of the outstanding voting shares of the Fund:

NAME AND ADDRESS                                  PERCENTAGE OUTSTANDING
----------------                                  ----------------------

                           BEFORE EXCHANGE                        AFTER EXCHANGE
                           ---------------                        --------------


               As of June 29, 2001, the following were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of the Acquiring Fund's MPAM Shares:

MPAM SHARES
-----------

NAME AND ADDRESS                                  PERCENTAGE OUTSTANDING
----------------                                  ----------------------

                           BEFORE EXCHANGE                        AFTER EXCHANGE
                           ---------------                        --------------

               As of June 29, 2001, the Board of the Company and officers of Company, as a group, owned less than 1% of the Fund's outstanding shares. As of June 29, 2001, the Trustees and officers of Trust, as a group, owned less than 1% of the Acquiring Fund's outstanding shares.

                        FINANCIAL STATEMENTS AND EXPERTS

        The audited financial statements of the Fund for the fiscal year ended October 31, 2000, and the audited financial statements of the Acquiring Fund as of September 1, 2000, have been incorporated herein by reference in reliance upon the authority of the reports given by KPMG LLP, the Fund and Acquiring Fund's independent auditors, as experts in accounting and auditing. In addition, the unaudited financial statements of the Acquiring Fund for the period ended February 28, 2001 accompany this Prospectus/Proxy Statement and have been incorporated herein by reference from the Acquiring Fund's Semi-Annual Report on file with the Commission.

                                  OTHER MATTERS

               The Company's Directors are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

               Please advise the Company, in care of Dreyfus Transfer, Inc.,
Attention: The Dreyfus/Laurel Funds, Inc. -- Dreyfus Disciplined Smallcap Stock Fund, P.O. Box 9671, Providence, Rhode Island 02940-9671 whether other persons are the beneficial owners of Fund Shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund Shares.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

               AGREEMENT AND PLAN OF REORGANIZATION dated as of May 9, 2001 (the "Agreement"), between THE DREYFUS/LAUREL FUNDS, INC., a Maryland corporation (the "Company"), on behalf of DREYFUS DISCIPLINED SMALLCAP STOCK FUND (the "Fund"), and MPAM FUNDS TRUST, an unincorporated Massachusetts business trust (the "Trust"), on behalf of MPAM SMALL CAP STOCK FUND (the "Acquiring Fund").

               The parties wish to effect a reorganization described in Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under the Code (the "Regulations"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund, in exchange for shares (in classes designated Investor class (the "Investor Shares") and MPAM class (the "MPAM Shares")) of beneficial interest, par value $0.001 per share, of the Acquiring Fund (collectively, the "Acquiring Fund Shares"), and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the holders of the Fund's existing shares of common stock, par value $.001 (the "Fund Shares") in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

               WHEREAS, the Fund is a diversified series of the Company, a registered open-end management investment company, and the Acquiring Fund is a diversified series of the Trust, a registered open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

               WHEREAS, the Fund is authorized to issue its existing shares of common stock, and the Acquiring Fund is authorized to issue Investor class and MPAM class shares of beneficial interest; and

               WHEREAS, the Board of the Trust has determined that the exchange of all of the assets of the Fund and certain liabilities of the Fund for Acquiring Fund Shares, and the assumption of such liabilities is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

               WHEREAS, the Board of the Company has determined that the exchange of all of the assets and stated liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction:

               NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

        1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

               1.1 Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein:

                         (a) The Fund shall assign, transfer and convey to the
Acquiring Fund at the Closing (as defined in paragraph 3.1) all of the Assets of the Fund (as defined in paragraph 1.2).

                         (b) The Acquiring Fund agrees in exchange therefor at
the Closing (i) to issue and deliver to the Fund the number and classes of full and fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3, and (ii) to assume the Liabilities of the Fund (as defined in paragraph 1.3). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

               1.2 (a) The assets of the Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property, including without limitation, all cash, cash equivalents, securities, commodities and futures interests, dividend and interest receivables, claims and rights of action that are owned by the Fund, and any deferred or prepaid expenses shown as Assets on the books of the Fund, on the Closing Date (as defined in paragraph 3.1). The Assets shall be invested at all times through the Closing in a manner that ensures compliance with paragraph 4.1(i).

                         (b) The Fund has provided the Acquiring Fund with a
list of all of its property, including all of the Assets, as of the date of execution of this Agreement. The Fund reserves the right to sell any of the Assets in the ordinary course of its business. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Fund with a list of any Assets on such list that do not conform to the Acquiring Fund's investment objective, policies and restrictions or that the Acquiring Fund otherwise does not desire to hold. The Fund will dispose of such Assets prior to the Closing Date to the extent practicable and to the extent the Fund would not be affected adversely by such a disposition. In addition, if it is determined that the portfolios of the Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Fund, if requested to do so by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

               1.3 The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. At the Closing, the Acquiring Fund shall assume all liabilities, debts, obligations, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus") as of the Valuation Date (as defined in paragraph 2.1) (collectively, the "Liabilities").

               1.4 Delivery of the Assets shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

               1.5 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the

Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such Assets shall be deemed included in Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

               1.6 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata in accordance with this paragraph to the Fund's shareholders of record, determined as of the close of business on the Closing Date (the "Fund Shareholders"), the Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by transferring the Acquiring Fund Shares of each class then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on such books in the names of the Fund Shareholders entitled to receive the applicable class and representing the respective pro rata number of full and fractional Acquiring Fund Shares of such class to which each such Fund Shareholder is entitled. For these purposes, a Fund Shareholder shall be entitled to receive, with respect to each Fund Share held, that number of full and fractional Acquiring Fund Shares of the applicable class equal to the net asset value of a Fund Share as of the Valuation Date (determined in accordance with paragraph 2.1) divided by the net asset value of one Acquiring Fund Share of the applicable class, as of the Valuation Date (determined in accordance with paragraph 2.2). For purposes of this paragraph, MPAM Shares shall be the applicable class for a Fund Shareholder who is, on the Closing Date, a Mellon Private Asset Management client that maintains a qualified fiduciary, custody or other account with Mellon Bank, N.A., or Boston Safe Deposit and Trust Company, or their bank affiliates (collectively, "MPAM Clients"), and Investor Shares shall be the applicable class for a Fund Shareholder who is not an MPAM Client on the Closing Date. All issued and outstanding Fund Shares will be canceled on the books of the Fund simultaneously with the distribution of Acquiring Fund Shares to former holders of Fund Shares.

               1.7 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

               1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

               1.9 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

        2.     VALUATION.

               2.1 The value of the Assets and the amount of the Liabilities, and the net asset value of a Fund Share, shall each be computed as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the NYSE, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as the same may have been amended (the "Articles"), and the Fund's then-current prospectus or statement of additional information.

               2.2 The net asset value of an Acquiring Fund Share of each respective class shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Trust's Amended and Restated Agreement and Declaration of Trust dated June 5, 2000 (the "Declaration of Trust") and the Acquiring Fund's then-current prospectus or statement of additional information.

               2.3 The number of Acquiring Fund Shares of MPAM class and Investor class (including fractional shares, if any), respectively, to be issued in exchange for the Fund's net assets shall be determined by dividing the value of the aggregate net assets attributable to Fund Shares held by MPAM Clients and by Fund Shareholders who are not MPAM Clients, using the valuation procedures referred to in paragraph 2.1, by the net asset value of one share of MPAM class and Investor class of the Acquiring Fund, respectively, determined in accordance with paragraph 2.2.

               2.4 All computations and calculations of value shall be made by Dreyfus in accordance with its regular practices as fund accountant for the Fund and the Acquiring Fund, respectively.

        3.     CLOSING AND CLOSING DATE.

               3.1 Consummation of the Reorganization and related acts (the "Closing") shall occur on October 1, 2001 or such other date as to which the parties may mutually agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:30 p.m., New York time, at the offices of Dreyfus, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

               3.2 The Fund shall deliver to the Acquiring Fund at the Closing a statement of assets and liabilities, including a schedule of the Assets setting forth for all portfolio securities thereon their adjusted tax basis and holding period by lot, as of the Closing, certified by the Company's Treasurer or Assistant Treasurer. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets have been presented for examination to the Acquiring Fund prior to the Closing Date and have been delivered in proper form to the Acquiring Fund.

               3.3 If on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

               3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Company, or provide evidence satisfactory to the Fund that such

Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

        4.     REPRESENTATIONS AND WARRANTIES.

               4.1 The Company represents and warrants to the Trust as follows:

                         (a) The Fund is a duly established and designated
series of the Company, a corporation duly organized and validly existing and in good standing under the laws of State of Maryland, and has power to own all of its properties and Assets and to carry out this Agreement.

                         (b) The Company is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                         (c) The Fund is not, and the execution, delivery and
performance of this Agreement will not result, in material violation of the Company's Articles, or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound.

                         (d) The Fund has no material contracts or other
commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                         (e) No litigation or administrative proceeding or
investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                         (f) The Statements of Assets and Liabilities of the
Fund at October 31, 2000, October 31, 1999, and October 31, 1998, have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements

(copies of which have been furnished to the Trust) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                         (g) Since October 31, 2000, there has not been any
material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.3 hereof.

                         (h) At the Closing Date, all Federal and other tax
returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                         (i) The Fund is a "fund" as defined in section
851(g)(2) of the Code; for each taxable year of its operation , the Fund met all the requirements of Subchapter M of the Code ("Subchapter M") for qualification and treatment as a "regulated investment company"; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M did not apply to it.

                         (j) The Liabilities were incurred by the Fund in the
ordinary course of its business.

                         (k) The Fund is not under the jurisdiction of a court
in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code.

                         (l) Not more than 25% of the value of the Fund's total
assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

                         (m) The Fund will be terminated as soon as reasonably
practicable after the Reorganization, but in all events within six months after the Closing Date.

                         (n) All issued and outstanding shares of the Fund are,
and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                         (o) On the Closing Date, the Fund will have full right,
power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder.

                         (p) The execution, delivery and performance of this
Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund Shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                         (q) The proxy statement of the Fund (the "Proxy
Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

               4.2  The Trust represents and warrants to the Company as follows:

                         (a) The Acquiring Fund is a duly established and
designated series of the Trust, an unincorporated business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                         (b) The Trust is registered under the 1940 Act as an
open-end, diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                         (c) The current prospectus and statement of additional
information of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                         (d) The Acquiring Fund is not, and the execution,
delivery and performance of this Agreement will not result, in material violation of the Declaration of Trust or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                         (e) No litigation or administrative proceeding or
investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                         (f) The Statement of Assets and Liabilities of the
Acquiring Fund as of September 1, 2000 has been audited by KPMG LLP, independent auditors, and is in accordance with generally accepted accounting principles, consistently applied, and such statement (a copy of which has been furnished to the Fund) fairly reflects the financial condition of the Acquiring Fund as of such date.

                         (g) Since September 1, 2000 there has not been any
material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the Statement of Assets and Liabilities referred to in Section 4.2(f) hereof.

                         (h) At the Closing Date, all Federal and other tax
returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

                         (i) The Acquiring Fund is a "fund" as defined in
section 851(g)(2) of the Code; for each taxable year of its operation, the Acquiring Fund met all the requirements of Subchapter M for qualification and treatment as a regulated investment company; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M did not apply to it.

                         (j) No consideration other than the Acquiring Fund
Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

                         (k) The Acquiring Fund has no plan or intention to
issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to the Acquiring Fund, have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business.

                         (l) The Acquiring Fund (i) will, after the
Reorganization, continue the "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) that the Fund conducted before the Reorganization, (ii) has no plan or intention to sell or otherwise dispose of, within one year after the Closing Date, more than one-third (1/3) of the Assets by value, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a regulated investment company, and (iii) will use a significant portion of the Fund's "historic business" (within the meaning of section 1.368-1(d)(3) of the Regulations) assets in that business.

                         (m) There is no plan or intention for the Acquiring
Fund to be dissolved or merged into another corporation or business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization.

                         (n) Immediately after the Reorganization (i) not more
than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (ii) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

                         (o) The Acquiring Fund does not own, directly or
indirectly, nor on the Closing Date will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of the Fund.

                         (p) All issued and outstanding shares of the Acquiring
Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                         (q) The execution, delivery and performance of this
Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trust's Trustees and Acquiring Fund shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                         (r) The Proxy Statement included in the Registration
Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

        5.     COVENANTS OF THE ACQUIRING FUND AND THE FUND.

               5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

               5.2 The Company will call a meeting of the Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

               5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

               5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

               5.5 The Company will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(q), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

               5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

               5.7 The Acquiring Fund and the Fund shall cooperate in the preparation and filing as promptly as practicable with the Commission of an application, in form and substance reasonably satisfactory to their counsel, for exemptive relief from the provisions of Section 17 of the 1940 Act, and from any other provision of the 1940 Act deemed necessary or advisable by such counsel, to permit consummation of the Reorganization as contemplated herein (the "Exemptive Application"). The Acquiring Fund and the Fund shall use all reasonable efforts to obtain the relief requested by the Exemptive Application.

        6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

               The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

               6.1 All representations and warranties of the Company on behalf of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

               6.2 The Fund shall have delivered to the Acquiring Fund the statement of the Fund's assets and liabilities (referred to in paragraph 1.3), together with the schedule of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Company.

               6.3 The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company made in this Agreement on behalf of the Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

        7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

               The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

               7.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

               7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Trust made in this Agreement on behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

        8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE FUND.

               If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

               8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Articles.

               8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

               8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

               8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

               8.5 The relief requested by the Exemptive Application shall have been granted in form and substance reasonably satisfactory to the counsel for the Acquiring Fund and the Fund.

               8.6 The Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

               8.7 The parties shall have received an opinion ("Tax Opinion") of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for Federal income tax purposes:

                         (a) The transfer of all or substantially all of the
Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the Fund's distribution of those shares PRO RATA to the Fund Shareholders constructively in exchange for their Fund Shares, will qualify as a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code; (b) the Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities; (c) the Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or on the distribution (whether actual or constructive) of the Acquiring Fund Shares to Fund Shareholders in exchange for their shares; (d) a Fund Shareholder will recognize no gain or loss on the actual or constructive exchange of all its Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis in the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis in the Fund Shares such shareholder exchanges for those Acquiring Fund Shares, and the holding period of the Acquiring Fund Shares to be received by each Fund Shareholder will include the period during which the Fund Shares exchanged therefor were held by such shareholder (provided the Fund Shares were held as capital assets on the Closing Date); and (f) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Fund immediately prior to the Reorganization, and the holding period of the Assets of the Fund in the hands of the Acquiring Fund will include the period during which those Assets were held by the Fund.

               In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel and the certificates delivered pursuant to paragraphs 6.3 and 7.2.

               Notwithstanding the foregoing, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Fund or the Acquiring Fund or any Fund Shareholders with respect to any Asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

        9.     TERMINATION OF AGREEMENT; EXPENSES.

               9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of either of the parties' Board, make proceeding with the Reorganization inadvisable.

               9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, Directors, officers or shareholders of the Trust or of the Company, as the case may be, in respect of this Agreement, other than as provided in paragraph 9.3.

               9.3 The Fund and the Acquiring Fund shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets as of the Closing Date or, if this Agreement is terminated or the Reorganization contemplated hereby is abandoned prior to the Closing Date, as of the date of such termination or abandonment.

        10.    WAIVER.

               At any time prior to the Closing Date, any of the conditions described in Articles 6, 7 and 8 may be waived by the Board of the Trust or of the Company if, respectively, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Fund, as the case may be.

        11.    MISCELLANEOUS.

               11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

               11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

               11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Acquiring Fund and the Fund shall be governed and construed, respectively, in accordance with the internal laws of The Commonwealth of Massachusetts and the State of Maryland, in each case without giving effect to principles of conflict of laws; provided that, in the case of any conflict between such laws and the Federal securities laws, the latter shall govern.

               11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

               11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

               11.6 (a) References herein to the "MPAM Funds Trust" or its Trustees refer, respectively, to the Trust and its Trustees, not individually or personally, but as acting from time to time under the Declaration of Trust, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Acquiring Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the Trust, or on the shareholders or representatives of the Acquiring Fund personally, but bind only the Acquiring Fund's property; and all persons dealing with the Acquiring Fund must look solely to the Acquiring Fund's property for the enforcement of any claims against the Acquiring Fund.

               (b) The obligations of the Company entered into in the name or on behalf of the Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the Company, or on the shareholders or representatives of the Fund personally, but bind only the Fund's property; and all persons dealing with the Fund must look solely to the Fund's property for the enforcement of any claims against the Fund.

               11.7 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Company on behalf of the Fund.

               11.8 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Acquiring Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Trust on behalf of the Acquiring Fund.

               IN WITNESS WHEREOF, the Trust and the Company have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE DREYFUS / LAUREL FUNDS, INC.,
on behalf of Dreyfus Disciplined Smallcap Stock Fund


By:
        -----------------------------------
        Stephen E. Canter,
        President


ATTEST:
               -----------------------
               Steven F. Newman,
               Secretary



MPAM FUNDS TRUST, on behalf of MPAM Small Cap Stock Fund



By:
        -----------------------------------
        David F. Lamere,
        President


ATTEST:
               -----------------------
               Jeff Prusnofsky,
               Secretary

                     DREYFUS DISCIPLINED SMALLCAP STOCK FUND

        The undersigned shareholder of Dreyfus Disciplined Smallcap Stock Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), hereby appoints Steven F. Newman and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on July 9, 2001, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m. on Tuesday, September 25, 2001, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

        Please mark boxes in blue or black ink.

        1. To approve an Agreement and Plan of Reorganization between the Fund and MPAM Small Cap Stock Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund, subject to its stated liabilities, to the Acquiring Fund, in exchange for Investor shares and MPAM shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of the Acquiring Fund's Investor shares and MPAM shares to the Fund's shareholders and subsequent termination of the Fund.

               FOR                  AGAINST               ABSTAIN
               |_|                    |_|                   |_|

        2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

        Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:                , 2001
      ----------------


-----------------------------------
Signature(s)

-----------------------------------------------
               Signature(s)
Sign, Date and Return the Proxy Card
  Promptly Using the Enclosed Envelope

                       MELLON PRIVATE ASSET MANAGEMENT SM

                         MPAM SM FAMILY OF MUTUAL FUNDS

MPAM Large Cap Stock Fund
MPAM Income  Stock Fund
MPAM Mid Cap Stock Fund
MPAM Small Cap Stock Fund
MPAM International Fund
MPAM Emerging Markets Fund
MPAM Balanced Fund
MPAM Bond Fund
MPAM Intermediate Bond Fund
MPAM Short-Term U.S. Government Securities Fund
MPAM National Intermediate Municipal Bond Fund
MPAM National Short-Term Municipal Bond Fund
MPAM Pennsylvania Intermediate Municipal Bond Fund

SEMIANNUAL REPORTS                          February 28, 2001

                                            Mellon Private Asset Management [SM]

CONTENTS


THE FUNDS
--------------------------------------------------------------------------

Letter from the President                                                2

Discussion of Funds' Performance
   MPAM Large Cap Stock Fund                                             3
   MPAM Income Stock Fund                                                5
   MPAM Mid Cap Stock Fund                                               7
   MPAM Small Cap Stock Fund                                             9
   MPAM International Fund                                              11
   MPAM Emerging Markets Fund                                           13
   MPAM Balanced Fund                                                   15
   MPAM Bond Fund                                                       17
   MPAM Intermediate Bond Fund                                          19
   MPAM Short-Term U.S.
      Government Securities Fund                                        21
   MPAM National Intermediate
      Municipal Bond Fund                                               23
   MPAM National Short-Term
      Municipal Bond Fund                                               25
   MPAM Pennsylvania Intermediate
      Municipal Bond Fund                                               27

Statements of Investments                                               29

Statements of Assets and Liabilities                                    91

Statements of Operations                                                94

Statements of Changes in Net Assets                                     97

Financial Highlights                                                   100

Notes to Financial Statements                                          103


For More Information
--------------------------------------------------------------------------
Back cover


The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.


  o Not FDIC-Insured
  o Not Bank-Guaranteed
  o May Lose Value

THE FUNDS

LETTER FROM
THE PRESIDENT
-------------

Dear Shareholder:

We are pleased to present this semiannual report for the Mellon Private Asset Management ("MPAM") Family of Mutual Funds/sm, covering the period from October 2, 2000 (the date the funds began operations as registered, open-end mutual funds) through February 28, 2001. Inside, you'll find valuable information about how the funds were managed during the reporting period, including discussions with each fund's portfolio manager(s).

The MPAM fund family encompasses a wide range of equity and fixed-income investment alternatives, including domestic and international equity funds, a balanced fund and taxable and municipal bond funds. During the reporting period market performance was mixed. For example, certain fixed-income securities, such as municipal bonds and high quality, short-term U.S. Government securities, produced relatively attractive returns in a declining interest-rate environment. Conversely, valuations of stocks fell as slower economic growth adversely influenced corporate profits and investor sentiment.

A market environment such as this one provides a vivid reminder of the importance of adhering to certain fundamental investment principles. Chief among them are broad diversification and a long-term investment perspective. Diversification can help reduce the impact of declines in any particular asset class or investment style on an overall portfolio. A time horizon of at least three to five years can help investors withstand the sometimes disconcerting short-term fluctuations of the financial markets. Both can be important strategies for managing investment risk over time, regardless of whether markets are rising or falling from day to day.

We appreciate your support and confidence, and we look forward to helping you achieve your long-term investment goals.

Sincerely,


/s/David F. Lamere
------------------
David F. Lamere
President
MPAM Funds Trust
March 15, 2001

DISCUSSION OF
FUND PERFORMANCE
----------------
MPAM Equity Management Team,
Portfolio Managers

How did MPAM Large Cap Stock Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of -16.06%.1 In comparison, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, provided a total return of -13.26% for the same period.2

We attribute the fund's overall performance to a slowing economy and general weakness in the U.S. stock market, especially among large-capitalization growth stocks. The fund's relative performance compared to that of its benchmark is primarily the result of the fund's security selection strategy.

What is the fund's investment approach?

The fund seeks investment returns, consisting of capital appreciation and income, that are consistently superior to those of the S&P 500 Index. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

   o VALUE, or how a stock is priced relative to its perceived intrinsic worth,

   o    GROWTH, in this case the suitability or growth of earnings, and

   o    FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked candidates. The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold.

We also attempt to manage the risks associated with market timing and sector and industry exposure. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry groups outweigh the risks of such moves. Instead, our goal typically is to remain close to the industry and sector allocations of the S&P 500 Index.

What other factors influenced the fund's performance?

Since the beginning of the reporting period, the U.S. stock market has declined sharply. Technology stocks in particular were among the most severely affected of all industry groups. In general, such high levels of market volatility undermined the effectiveness of our quantitative model, which use data from one month to seek to identify stocks that will outperform during the next month.

The fund's performance relative to that of the benchmark was hampered by the fund's investments in technology companies, health care companies, utilities and long-distance telephone companies, the last of which were hurt by price competition in the long-distance market. On the other hand, the fund's performance was enhanced by its holdings of interest-rate-sensitive companies, including financial services firms and consumer services companies. For example, the fund benefited from good results in its investments in retailer Target and financial services giant Morgan Stanley Dean Witter.

What is the fund's current strategy?

As of February 28, 2001, we have continued to employ our sector-neutral asset allocation strategy, which is designed to manage certain risks by apportioning assets among various industry groups in a way that is consistent with our benchmark, the S&P 500 Index. Our stock selection strategy has continued to employ our quantitative model, which we use for distinguishing between what we


                                                                     The Funds 3
believe are attractive and unattractive stocks. However, we also are looking for ways to increase our model's effectiveness in volatile market environments.

March 15, 2001



1 TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

2 SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

DISCUSSION OF
FUND PERFORMANCE
----------------
Bert J. Mullins, Portfolio Manager

How did MPAM Income Stock Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of -10.18%.1 In comparison, the Russell 1000 Value Index ("Russell 1000"), the fund's benchmark, provided a total return of 1.10% for the same period.2

We attribute the fund's overall performance to a slowing economy and general weakness in the U.S. stock market. The fund's performance lagged that of its benchmark due primarily to the fund's security selection strategy, especially among technology companies.

What is the fund's investment approach?

The fund seeks to exceed the total return performance of the Russell 1000 over time. To pursue its goal, the fund normally invests at least 65% of its total assets in dividend-paying stocks. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Because the fund invests primarily in dividend-paying stocks, it generally emphasizes stocks with value characteristics, although it may also purchase growth stocks.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

   o VALUE, or how a stock is priced relative to its perceived intrinsic worth,

   o    GROWTH, in this case the sustainability or growth of earnings, and

   o    FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold. We also attempt to manage risks by diversifying broadly across companies and industries, limiting the potential adverse impact of any one stock or industry on the overall portfolio. In an attempt to earn higher yields, the fund may at times invest a higher percentage of assets than its benchmark in certain industry groups.

What other factors influenced the fund's performance?

Since the beginning of the reporting period, the U.S. stock market has declined sharply. Although dividend-paying and value-oriented stocks held up considerably better than growth stocks, they generally ended the period at lower price levels than where they began. In general, high levels of market volatility undermined the effectiveness of our quantitative model, which uses data from one month to seek to identify stocks that will outperform during the next month.

The fund's performance during the reporting period was hurt by its holdings of technology stocks, including large, bellwether companies such as Cisco, Sun Microsystems, Corning and EMC. Although these industry leaders held up better than smaller technology companies early in the period, they later declined sharply in the wake of disappointing earnings announcements throughout the technology group.

On a more positive note, we experienced success with individual holdings in a variety of other industry groups. Performance was enhanced by our holdings of certain interest-rate-sensitive companies, including consumer services companies. For example, we received good results from our investments in retailer Target and financial services giant Morgan Stanley Dean Witter.


                                                                     The Funds 5

What is the fund's current strategy?

Our stock selection strategy has continued to employ our quantitative model, which we use for distinguishing between what we believe are attractive and unattractive stocks. We are currently looking for ways to increase our model's effectiveness in volatile market environments.

March 15, 2001


1 TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

2 SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

DISCUSSION OF
FUND PERFORMANCE
----------------
Anthony J. Galise, Portfolio Manager

How did MPAM Mid Cap Stock Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of -10.47%.1 In comparison, the Standard & Poor's MidCap 400 Index ("S&P MidCap 400"), the fund's benchmark, provided a total return of -7.32% for the same period.2

We attribute the fund's overall performance to a slowing economy and general weakness in the U.S. stock market, especially among growth stocks. The fund's performance lagged that of its benchmark due primarily to the fund's security selection strategy, especially among technology companies in the software and semiconductor industries.

What is the fund's investment approach?

The fund seeks investment returns, consisting of capital appreciation and income, that are consistently superior to those of the S&P MidCap 400. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks of small and midsize domestic companies, whose market capitalizations generally range between $500 million and $5 billion. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

   o VALUE, or how a stock is priced relative to its perceived intrinsic worth,

   o    GROWTH, in this case the suitability or growth of earnings, and

   o    FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. Using their insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. Our goal is to keep those risks at levels that are similar to those of the S&P MidCap 400. For example, if the Index has a 10% weighting in a particular industry group, about 10% of the fund's assets will also normally be invested in that group.

What other factors influenced the fund's performance?

Since the beginning of the reporting period, the U.S. stock market has declined sharply. Although midcap stocks generally held up considerably better than large-cap stocks, they generally ended the period at lower price levels than where they began. Midcap stocks outperformed large-cap stocks during the reporting period primarily because midcap stocks began the reporting period with lower valuations than large-cap stocks, and many midcap companies continued to provide good relative earnings growth.

The fund's performance was hurt by its holdings of technology stocks, especially those of software developers such as Vignette and semiconductor manufacturers like Qlogic. Indeed, our technology investments were responsible for two percentage points of underperformance relative to our benchmark. The fund's returns were also hindered by our holdings of interest-rate-sensitive stocks, including banks, insurers and financial services companies.

On the other hand, the fund benefited from better than average performance from its health care holdings, including pharmaceutical companies such as AmeriSource Health, Genzyme (General Division) and Biovail. In this sector, we generally emphasized generic drug companies and drug distributors, and we de-emphasized biotechnology companies. We also enjoyed solid returns from medical services companies such as Lincare Holdings and Laboratory


                                                                     The Funds 7

Corporation of America Holdings. Our energy holdings also performed well, driven higher by the effects of high crude oil and natural gas prices. Positive contributors included natural gas distributor Kinder Morgan and energy services provider BJ Services.

What is the fund's current strategy?

As of the end of the reporting period, we have maintained our strategy of seeking companies that we believe have good earnings growth potential and are selling at reasonable valuations. We continue to invest in industries and sectors generally in the same proportion as the S&P MidCap 400 -- including certain technology stocks that meet the funds criteria, despite the sector's recent difficulties. By carefully selecting those technology stocks that, in our view, offer good relative value, we believe that this exciting sector can offer investors potential opportunities.

As of the end of the reporting period, the fund primarily emphasized value-oriented stocks in the utilities, energy and producer goods industry groups. Value measures for the fund, such as price-to-earnings and price-to-book ratios, are modestly lower than those of our benchmark. At the same time, we continue to hold many traditional growth companies because of their relatively attractive valuations after the recent market decline.

March 15, 2001

1 TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

2 SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET.

DISCUSSION OF
FUND PERFORMANCE
----------------
Gene F. Cervi, Portfolio Manager

How did MPAM Small Cap Stock Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of -6.48%.1 In comparison, the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600"), the fund's benchmark, provided a total return of -0.85% for the same period.2

We attribute the fund's overall performance to a slowing economy and general weakness in the small-cap sector of the U.S. stock market, especially among growth stocks. The fund's lagging relative performance compared to its benchmark is primarily the result of the fund's security selection strategy, particularly among technology companies.

What is the fund's investment approach?

The fund seeks investment returns, consisting of capital appreciation and income, that surpass those of the S&P SmallCap 600. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks of small-capitalization companies, whose market capitalizations generally range between $100 million and $2 billion. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

   o VALUE, or how a stock is priced relative to its perceived intrinsic worth,

   o    GROWTH, in this case the suitability or growth of earnings, and

   o    FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. Using their insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. We attempt to keep those risks at levels that are similar to those of the S&P SmallCap 600. For example, if the Index has a 10% weighting in a particular industry group, about 10% of the fund's assets will also normally be invested in that group.

What other factors influenced the fund's performance?

Since the beginning of the reporting period, the U.S. stock market has declined sharply. Although small-cap stocks generally held up better than large-cap stocks, they generally ended the period at lower price levels than where they began. Small-cap stocks outperformed large-cap stocks during the reporting period primarily because small-cap stocks began the period with lower valuations than large-cap stocks, and many small-cap companies continued to provide good relative earnings growth.

In general, high levels of market volatility undermined the effectiveness of our model during the reporting period, which uses data from one month to seek to identify stocks that will outperform during the next month. Fundamental stock analysis helped us to compensate for these difficulties. We are currently engaged in a research project that is designed to improve the model's effectiveness within individual market sectors, including technology.

The fund's performance was hurt by its holdings of technology stocks, especially among contract manufacturers such as Merix, Plexus Corp. and Viasystems Group. The fund's returns were also hindered by our holdings in other technology segments. For example, IP telephony provider Audiocodes saw its stock price fall when it warned of slower profit growth, and the stock prices of enterprise infrastructure company MarchFirst declined after the company announced that it was realigning its business strategy.



                                                                     The Funds 9

On the other hand, the fund benefited from better than average performance from its health care holdings, including Priority Healthcare, which acquired a company that gives them a leadership position in the female infertility market. Our energy holdings also performed well, driven higher by the effects of high crude oil and natural gas prices. Positive contributors included energy services companies such as drillers UTI Energy and Helmerich & Payne.

In the retail group, returns were driven by stores targeting the teen market, including Pacific Sunwear of California and Hot Topic. Both businesses met their revenue and earnings targets. In the financial services group, reinsurer RenaissanceRe Holdings benefited from declining interest rates and a relatively uneventful hurricane season.

What is the fund's current strategy?

As of the end of the reporting period, we have maintained our strategy of seeking companies that we believe have good earnings growth potential and are selling at reasonable valuations. We continue to invest in more than 100 different companies, and our industry and sector allocations generally remain in line with those of the S&P SmallCap 600. By diversifying broadly and maintaining neutral sector exposures relative to our benchmark, we hope to reduce the risks of small-cap investing during turbulent times like these.

March 15, 2001


1 TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

2 SOURCE: LIPPER INC.-- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARLET PERFORMANCE.

DISCUSSION OF
FUND PERFORMANCE
----------------
Sandor Cseh, Portfolio Manager

How did MPAM International Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of 1.39%.1 The fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index, produced a total return of -9.93% for the same period.2 The MSCI EAFE Value Index produced a total return of -3.38% for the same period.3

We attribute the fund's performance to an especially difficult worldwide stock market environment during the reporting period. However, we are pleased to report that the fund's performance exceeded that of both of the indices noted above, primarily because we limited our exposure to the technology and telecommunications sectors.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests primarily in stocks of foreign issuers that we consider to be "value" companies. The fund normally invests in companies in a broad range of countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund's investment approach is value oriented, research driven and risk averse. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

   o VALUE, or how a stock is priced relative to traditional business performance measures,

   o BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity, and

   o BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring or changes in management) that may potentially trigger a price increase in the near- to mid-term.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

What other factors influenced the fund's performance?

Several factors influenced the fund's performance during the reporting period. First, the value style of investing returned to favor, and, as a value fund, that environment helped our performance. Second, the way we allocated our assets among industry groups also positively affected our performance. For example, by limiting exposure to stocks in the technology and telecommunications sectors, we were able to mitigate the effect of those sectors' declines on the overall fund. In addition, our continued emphasis on financial companies helped boost our returns.

The strength of the U.S. dollar, however, hurt the fund's performance. As the dollar strengthened relative to local currencies, investments denominated in local currencies translated into fewer dollars. The U.S. dollar generally appreciated relative to the euro and the Japanese yen, and remained flat relative to the British pound during the reporting period.

In response to these market influences, we made adjustments to several of the fund's country allocations. For example, we continued to reduce our


                                                                    The Funds 11
exposure to Japan. That decision proved beneficial for the fund, as Japan was the worst performing market during the reporting period. On the other hand, we benefited from our increased exposure to better stock market conditions in the United Kingdom and Europe. In the U.K., we emphasized financial stocks, particularly banks that were targeted for acquisition. In France, we benefited from our investments in several pharmaceutical stocks and a major industrial gas company. Finally, our investments in German bank stocks flourished in the wake of recently implemented tax and financial reform laws.

What is the fund's current strategy?

We believe that lower stock valuations have now expanded the universe of value stocks in which the fund can invest. For instance, the recent decline of technology and telecommunications stocks may give us an opportunity to increase our holdings in those areas. Going forward, we plan to continue to concentrate on companies with reasonable valuations, sound fundamentals and improving earnings momentum, believing that these types of stocks can have the potential to generate strong returns for our shareholders.

March 15, 2001


1 TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

2 SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

3 SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) VALUE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF VALUE COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

DISCUSSION OF
FUND PERFORMANCE
----------------

D. Kirk Henry, Portfolio Manager

How did MPAM Emerging Markets Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of 1.03%.1 In comparison, the Morgan Stanley Capital International Emerging Markets (Free) Index ("MSCI EMF Index"), the fund's benchmark, provided a total return of -9.59% for the same period.2

We attribute the fund's overall performance to difficult stock market conditions throughout the world, especially among technology-oriented stocks. The fund's good relative performance compared to that of its benchmark is primarily the result of our company-by-company security selection strategy, which focused on value-oriented stocks that performed relatively well.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue its goal, the fund invests primarily in stocks of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country.

When choosing stocks, we use a value-oriented, research-driven approach. We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors:

   o VALUE, or how a stock is priced relative to its intrinsic worth based on traditional value measures,

   o BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity, and

   o BUSINESS MOMENTUM, or the presence of catalysts expected to trigger price increases.

We typically sell a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environments, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

What other factors influenced the fund's performance?

Since the beginning of the reporting period, global stock markets have generally declined, including many, but not all, in the world's emerging markets. However, on average, the emerging markets generally fared better than major stock market indices in the United States and elsewhere during the reporting period. That's primarily because the emerging markets began the period at relatively low valuations in the wake of previous market declines.

In this environment, we received the highest returns from Asia, where economies were generally recovering and existing problems -- such as slowing exports to the United States and high energy prices -- were already priced into the market. We enjoyed particularly strong returns from the Philippines, a country whose stocks we emphasized during the reporting period. The Philippines benefited from a change of government leadership that left investors more optimistic about its ability to participate in international trade. Thailand also posted strong returns because of a new Prime Minister and the passage of banking reforms. Although China's stock market generally declined, the fund's investments there prospered and were the largest single positive contributor to the fund's performance.

In Latin America, we reduced our exposure to the region's largest country, Brazil, by taking profits in stocks that had done well. Latin American economies, with the exception of Mexico, generally


                                                                    The Funds 13
grew during the reporting period. That is due, in part, to their relative independence from the U.S. economy. Eastern Europe, which is also largely independent of the U.S. economy, provided attractive returns as well. Growth there was primarily driven by exports to the more industrialized nations in Western Europe.

In terms of industry groups, the fund's performance was driven by its investments in technology, telecommunications and financial services. While both technology and telecommunications suffered as a group in a challenging market environment, the fund's investments in these areas generally performed better than average for the sector. That's because we choose investments after rigorous company-by-company analysis, not according to macroeconomic or market trends.

What is the fund's current strategy?

Although the fund is broadly diversified among both emerging market countries and industry groups, we have recently begun to increase our investments in cyclical companies, which we believe are likely to benefit from an economic recovery. While there is no way to predict with certainty when the global recovery will begin, we believe that much of the current economic weakness has already been "discounted" into many emerging market companies' stock valuations.

March 15, 2001


1 TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

2 SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

DISCUSSION OF
FUND PERFORMANCE
----------------
Bert J. Mullins and Lawrence R. Dunn,
Portfolio Managers

How did MPAM Balanced Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of -4.39%.1 In comparison, the fund's benchmark, a blended index composed of 55% Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and 45% Lehman Brothers Aggregate Bond Index, provided a total return of -4.22% for the same period.2 Separately, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index provided total returns of -13.26% and 6.83%, respectively, for the same period.

We attribute the fund's overall performance to a slowing economy and general weakness in the U.S. stock market, especially among large-capitalization growth stocks. The fund's slightly lagging performance compared to that of its benchmark is primarily the result of the fund's stock selection strategy, especially within the technology group.

What is the fund's investment approach?

The fund seeks long-term growth of principal in conjunction with current income. To pursue its goal, the fund may invest in equity securities, income-producing bonds and other MPAM funds, including MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund. The fund normally allocates approximately 55% of its assets to equity investments and 45% to bonds and money market instruments. The fund may deviate from these targets by +/-10%. The fund's investment in each of MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund is subject to a separate limit of 20% of the fund's total assets, as is the fund's investment in money market instruments.

With respect to the equity portion of the fund's portfolio, individual stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Our computer model identifies and ranks stocks within each industry or sector, based on a variety of criteria. A team of experienced analysts then examines the fundamentals of the higher ranked candidates. Finally, the portfolio managers decide which stocks to purchase or sell. The equity portion of the fund's portfolio is structured so that its allocations of assets to industry groups are similar to those of the S&P 500 Index.

With respect to the fixed-income portion of the fund's portfolio, the fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years. We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets.

What other factors influenced the fund's performance?

Since the beginning of the reporting period, the U.S. stock market has declined sharply, while high quality bonds have generally rallied. That's primarily because, as economic conditions worsened, the Federal Reserve Board (the "Fed") reduced short-term interest rates, generally causing bond prices to rise. On the other hand, faced with the likelihood of lower earnings, many stocks lost value, especially growth stocks that were previously selling at relatively high valuations. Technology stocks in particular were among the most severely affected of all industry groups. In general, such high levels of market volatility undermined the effectiveness of our quantitative model, which uses data from one month to seek to identify stocks that will outperform during the next month.


                                                                    The Funds 15

In the equity portion of the fund's portfolio, performance was hampered by the fund's investments in technology companies, health care companies, utilities and long-distance telephone companies, the last of which were hurt by price competition in the long-distance market. On the other hand, the fund's performance was enhanced by its holdings of interest-rate-sensitive companies, including financial services firms and consumer services companies. For example, the fund benefited from good results in its investments in retailer Target and financial services giant Morgan Stanley Dean Witter.

With respect to the fixed-income portion of the fund's portfolio, we maintained a modestly long average duration. This position was designed to lock in prevailing yields and capture opportunities for higher total returns. We focused primarily on corporate bonds and mortgage-backed securities because of their relatively high yields. In the corporate bond segment, we emphasized high quality issuers, including domestic banks and European banks with a U.S. presence. We tended to avoid riskier industrial names, especially in the retail, automobile and auto parts industries.

What is the fund's current strategy?

As of February 28, 2001, approximately 52% of the fund's assets were allocated to stocks and 48% were invested in bonds and money market instruments. This structure reflects our belief that the economy may continue to slow, and interest rates may decline further when the Fed meets in March.

With respect to the equity portion of the fund's portfolio, we have continued to employ our sector-neutral asset allocation strategy, which is designed to manage certain risks by apportioning assets among various industry groups in a way that is consistent with our equity benchmark, the S&P 500 Index. Our stock selection strategy has continued to employ our quantitative model, which we use for distinguishing between what we believe are attractive and unattractive stocks. However, we also are looking for ways to increase our model's effectiveness in volatile market environments.

March 15, 2001



1 TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

2 SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

DISCUSSION OF
FUND PERFORMANCE
----------------
Daniel J. Fasciano and Stephen P. Fiorella, Portfolio Managers

How did MPAM Bond Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of 6.40%.1 In comparison, the Lehman Brothers Aggregate Bond Index, the fund's benchmark, provided a total return of 6.83% for the same period.2

We attribute the fund's performance to its modestly long average duration -- a measure of sensitivity to changing interest rates -- in a slowing economy and a declining interest-rate environment.

What is the fund's investment approach?

The fund seeks to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure, and invests at least 65% of its total assets in debt securities such as U.S. Government and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the economy was in the early stages of a slowdown. As economic conditions worsened during the fourth quarter of 2000, prices of most high quality bonds rose modestly, even though the Federal Reserve Board (the "Fed") held interest rates steady. Faced with the potential for deteriorating credit quality in a slowing economy, many corporate bonds lost value, especially those at the lower end of the investment-grade range.

At the start of 2001, the Fed cut short-term interest rates by 50 basis points in a surprise move between regularly scheduled meetings of the Federal Open Market Committee ("FOMC"), the Fed's policy-making arm. At the end of January, the Fed cut interest rates again by another 50 basis points during its regularly scheduled FOMC meeting. As a result, high quality bonds such as U.S. Treasury securities continued to rally. In a reversal of previous trends, corporate bonds rebounded strongly in January, primarily because investors were attracted to their relatively high yields and low prices as interest rates fell. On the other hand, mortgage-backed securities generally suffered as an increasing number of homeowners refinanced their mortgages at lower rates, returning principal to holders of mortgage-backed bonds.

In this environment, we maintained the fund's average duration at a point that was modestly longer than that of its benchmark. This position was designed to lock in prevailing yields for as long as practical, while balancing the risks that longer term securities usually entail. Our duration management strategy also enhanced the fund's return as the market rallied.

In terms of security selection, we focused primarily on corporate bonds and mortgage-backed securities because of their relatively high yields compared to those of U.S. Treasury securities. In the corporate bond segment of the fund's portfolio, we emphasized high quality issuers, including domestic banks and European banks with a U.S. presence. We tended to avoid riskier industrial names, especially in the retail, automobile and auto parts industries. As a result, at the end of the reporting period the average credit quality of the fund's corporate bond holdings, which comprised about 30% of its total assets, was single-A. In comparison, the approximate average credit quality for the entire portfolio was double-A, the second-highest rating available.


                                                                    The Funds 17

With only about 15% of the fund's portfolio invested in U.S. Treasury securities at the end of the reporting period, we maintained a relatively light exposure to direct obligations of the federal government. That's primarily because supply-and-demand factors unique to the treasury market have depressed yields, making treasuries relatively unattractive to income-oriented investors.

What is the fund's current strategy?

Because we expect interest rates to decline further when the Fed meets in March, we have maintained the fund's average duration at a slightly long position. We have also maintained our emphasis on corporate and mortgage-backed securities because we believe that, at current price and yield levels, they should perform well even in a slower economy. In the mortgage sector, we have focused primarily on lower coupon securities, which are less likely to be affected by mortgage prepayments.

In addition, we have recently been finding what we believe to be the best relative values in bonds with maturities of 15 years or more. That's primarily because the differences in yields between short-term and long-term bonds have widened, and longer term bonds have recently been providing significantly higher levels of income than their shorter term counterparts.

March 15, 2001


1 TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

2 SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

DISCUSSION OF
FUND PERFORMANCE
----------------
Stephen P. Fiorella and Lawrence R. Dunn, Portfolio Managers

How did MPAM Intermediate Bond Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of 5.83%.1 In comparison, the Lehman Brothers Intermediate Government/ Credit Bond Index, the fund's benchmark, provided a total return of 6.39% for the same period.2

We attribute the fund's performance to its modestly long average duration -- a measure of sensitivity to changing interest rates -- in a slowing economy and a declining interest-rate environment.

What is the fund's investment approach?

The fund seeks to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure, and invests at least 65% of its total assets in debt securities such as U.S. Government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds, and municipal bonds. The fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose individual securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the economy was in the early stages of a slowdown. As economic conditions worsened during the fourth quarter of 2000, the prices of most high quality bonds rose modestly, even though the Federal Reserve Board (the "Fed") held interest rates steady. Faced with the potential for deteriorating credit quality in a slowing economy, many corporate bonds lost value, especially those at the lower end of the investment-grade range.

At the start of 2001, the Fed cut short-term interest rates by 50 basis points in a surprise move between regularly scheduled meetings of the Federal Open Market Committee ("FOMC"), the Fed's policy-making arm. At the end of January, the Fed cut interest rates again by 50 basis points at its regularly scheduled FOMC meeting. As a result, high quality bonds such as U.S. Treasury securities continued to rally. In a reversal of previous trends, corporate bonds rebounded strongly in January and February, primarily because investors were attracted to their relatively high yields and low prices as general interest rates fell. On the other hand, higher yielding mortgage-backed securities generally suffered as an increasing number of homeowners refinanced their mortgages at lower rates, returning principal to holders of mortgage-backed bonds.

In this environment, we maintained the fund's average duration at a point that was modestly longer than that of its benchmark. This position was designed to lock in prevailing yields for as long as practical. Our duration management strategy also enhanced the fund's return as the market rallied.

In terms of security selection, we focused primarily on corporate bonds and mortgage-backed securities because of their relatively higher yields compared to


                                                                    The Funds 19
those of U.S. Treasury securities. In the corporate bond segment of the fund's portfolio, we emphasized high quality issuers, including domestic banks and European banks with a U.S. presence. We tended to avoid riskier industrial names, especially in the retail, automobile and auto parts industries.

What is the fund's current strategy?

Because we expect interest rates to decline further when the Fed meets in March, we have maintained the fund's average duration at a slightly long position. We have also maintained our emphasis on corporate and mortgage-backed securities because we believe that, at current price and yield levels, they can perform well even in a slower economy. In the mortgage sector, we have focused primarily on lower coupon securities, which are less likely to be affected by mortgage prepayments. In the U.S. Treasury securities portion of the fund's portfolio, we recently increased the fund's exposure to direct obligations of the federal government to a level that was generally in line with that of our benchmark. We purchased long-term U.S. Treasury bonds toward the end of the reporting period primarily because of our expectations of further interest-rate reductions by the Fed.

March 15, 2001



1 TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

2 SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.

DISCUSSION OF
FUND PERFORMANCE
----------------
Carol Miltenberger and Lawrence R. Dunn, Portfolio Managers

How did MPAM Short-Term U.S. Government Securities Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of 4.55%.1 In comparison, the Lehman Brothers 1-3 Year U.S. Government Index, the fund's benchmark, provided a total return of 4.80% for the same period.2

We attribute the fund's performance to its relatively long average duration -- a measure of sensitivity to changing interest rates -- in a slowing economy and a declining interest-rate environment, as well as to our emphasis on higher yielding segments of the U.S. Government securities marketplace.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. Government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations ("CMOs"), including stripped mortgage-backed securities. Generally, the fund's effective duration will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the economy was in the early stages of a slowdown. As economic conditions worsened during the fourth quarter of 2000, the prices of most high quality bonds rose modestly, even though the Federal Reserve Board (the "Fed") held interest rates steady. U.S. Treasury securities were particularly good performers in this environment. The reason is twofold. First, U.S. Treasuries are highly sensitive to changing interest rates, and their prices tend to rise more than those of other types of bonds when interest rates fall. Second, U.S. Treasuries benefited from supply-and-demand factors, including robust demand from U.S. and foreign investors, as well as from a more limited supply of new securities.

At the start of 2001, the Fed cut short-term interest rates by 50 basis points in a surprise move between regularly scheduled meetings of the Federal Open Market Committee ("FOMC"), the Fed's policy-making arm. At the end of January, the Fed cut interest rates again by 50 basis points at its regularly scheduled FOMC meeting. As a result, high quality bonds such as U.S. Treasury securities continued to rally. On the other hand, higher yielding mortgage-backed securities generally suffered as an increasing number of homeowners refinanced their mortgages at lower rates, returning principal to holders of mortgage-backed securities.

In this environment, we maintained the fund's average duration at a point that was modestly longer than that of its benchmark. This position was designed to lock in prevailing yields for as long as practical and enhance the fund's return as the market rallied.



                                                                    The Funds 21

In terms of security selection, as of the end of the reporting period, approximately 65% of the fund's assets were invested in U.S. Treasury securities and about 35% of the fund's assets were invested in other areas, primarily U.S. Government agency securities. This compares to allocations of 70% and 30%, respectively, for the fund's benchmark. In the mortgage-backed segment of the fund's portfolio, we invested about 5% of the fund's assets in balloon mortgages and approximately 2% in CMOs because of their higher yields.

What is the fund's current strategy?

Because we expect interest rates to decline further when the Fed meets in March, we have maintained the fund's average duration at a slightly long position. We have also maintained our modest emphasis on U.S. Government agency securities because we believe that at current price and yield levels they can perform well even in a slower economy.

In addition, we recently adopted a "barbell" structure for the fund in which longer term bonds are balanced by very short-term securities, producing an average duration that is well within the parameters for the fund. This structure enables us to capture the attractively high yields longer term bonds currently offer.

March 15, 2001



1 TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

2 SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT BOND MARKET PERFORMANCE COMPOSED OF U.S. TREASURY AND AGENCY SECURITIES, WITH MATURITIES OF 1-3 YEARS.

DISCUSSION OF
FUND PERFORMANCE
----------------
John F. Flahive and Kristin D. Lindquist, Portfolio Managers

How did MPAM National Intermediate Municipal Bond Fund perform during the period?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of 5.58%.1 In comparison, the Lipper Intermediate Municipal Debt Funds category average produced a total return of 4.78% for the same period.2

We attribute the fund's performance to its modestly long average duration -- a measure of sensitivity to changing interest rates -- in a declining interest-rate environment. The fund's returns were also driven by the fund's focus on bonds with competitive yields and high levels of credit quality.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the economy was in the early stages of a slowdown. As economic conditions worsened during the fourth quarter of 2000, tax-exempt bond prices rose modestly, even though the Federal Reserve Board (the "Fed") held interest rates steady.

At the start of 2001, however, the Fed cut short-term interest rates by 50 basis points in a surprise move between regularly scheduled meetings of the Federal Open Market Committee ("FOMC"), the Fed's policy-making arm. At the end of January, the Fed cut interest rates again by another 50 basis points during its regularly scheduled FOMC meeting. As a result, tax-exempt bond prices continued to rally.

At the same time, demand for intermediate-maturity municipal bonds was very strong from individual investors fleeing a declining stock market. This surge in demand further supported the municipal bond rally. Because yields and prices of bonds generally move in opposite directions, higher bond prices produced lower yields.

In this environment, we maintained the fund's average duration at a point that was modestly longer than that of its Lipper peer group. This position was designed to lock in prevailing yields for as long as practical, while balancing the risks that longer term securities usually entail. Our duration management strategy also enhanced the fund's return as the market rallied.


                                                                    The Funds 23

In terms of security selection, we focused primarily on high quality securities offering competitive yields. We emphasized revenue bonds secured by earnings from essential services and general obligation bonds backed by municipalities' tax receipts. We generally avoided market sectors that we considered relatively risky, including bonds issued by hospitals and industrial business development projects.

What is the fund's current strategy?

Because we expect interest rates to decline further when the Fed meets in March, we have maintained the fund's average duration at a slightly long position. However, we are currently prepared to change our duration strategy in advance of April's income tax season, when investors typically sell fixed-income investments to pay their income taxes. This often causes municipal bond yields to rise temporarily, providing potential opportunities to purchase higher yielding securities. We may reduce the fund's average duration at that time to take advantage of such opportunities.

In addition, we have recently been finding what we believe to be the best relative values among intermediate-term tax-exempt bonds in the 12-year maturity range. That's primarily because the differences in yields between short-term and long-term municipal bonds have widened, and longer term bonds have recently been providing significantly higher levels of income than their shorter term counterparts.

March 15, 2001



1 TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

2 SOURCE: LIPPER INC.

DISCUSSION OF
FUND PERFORMANCE
----------------
M. Collette O'Brien and Tim J. Sanville,
Portfolio Managers

How did MPAM National Short-Term Municipal Bond Fund perform during the period?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of 3.69%.1 In comparison, the Lipper Short-Intermediate Municipal Debt Funds category average produced a total return of 3.81% for the same period.2

We attribute the fund's  performance to its modestly long average  duration -- a
measure  of   sensitivity   to  changing   interest  rates  --  in  a  declining
interest-rate environment.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests primarily in municipal bonds that provide income exempt from federal income tax. The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the economy was in the early stages of a slowdown. As economic conditions worsened during the fourth quarter of 2000, tax-exempt bond prices rose modestly, even though the Federal Reserve Board (the "Fed") held interest rates steady.

At the start of 2001, however, the Fed cut short-term interest rates by 50 basis points in a surprise move between regularly scheduled meetings of the Federal Open Market Committee ("FOMC"), the Fed's policy-making arm. At the end of January, the Fed cut interest rates again by another 50 basis points during its regularly scheduled FOMC meeting. As a result, tax-exempt bond prices continued to rally.

At the same time, demand for municipal bonds was very strong from individual investors fleeing a declining stock market. This surge in demand further supported the municipal bond rally. Because yields and prices of bonds generally move in opposite directions, higher bond prices produced lower yields.

In this environment, we generally maintained the fund's average duration at a point that was modestly longer than that of its Lipper peer group. This position was designed to lock in prevailing yields for as long as practical, while balancing the risks that longer term securities usually entail. Our duration management strategy also enhanced the fund's return as the market rallied.

In terms of security selection, we focused primarily on high quality securities offering competitive yields. We emphasized revenue bonds secured by earnings from essential services and general obligation bonds backed by municipalities' tax receipts. We generally avoided market sectors that we considered


                                                                    The Funds 25
relatively risky, including bonds issued by hospitals and industrial business development projects.

What is the fund's current strategy?

Because we expect interest rates to decline further when the Fed meets in March, we have maintained the fund's average duration at a slightly long position. However, we are prepared to change our duration strategy in advance of April's income tax season, when investors typically sell short-term investments to pay their taxes. This often causes municipal bond yields to rise temporarily, providing potential opportunities to purchase higher yielding securities. We may reduce the fund's average duration at that time to take advantage of such opportunities.

In addition, we have recently found what we believe to be the best relative values among intermediate-term tax-exempt bonds in the five- to seven-year maturity range. That's primarily because the differences in yields between short- and intermediate-term municipal bonds have widened. To take advantage of that disparity while maintaining the risk management benefits of a short-term average duration, we have employed a "barbell" strategy in which bonds in the five- to seven-year maturity range are offset by bonds in the two-year range.

March 15, 2001



1 TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

2 SOURCE: LIPPER INC.

DISCUSSION OF
FUND PERFORMANCE
----------------
John F. Flahive and M. Collette O'Brien, Portfolio Managers

How did MPAM Pennsylvania Intermediate Municipal Bond Fund perform during the period?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of 5.09%.1 In comparison, the Lipper Pennsylvania Intermediate Municipal Debt Funds category average produced a total return of 4.77% for the same period.2

We attribute the fund's  performance to its modestly long average  duration -- a
measure  of   sensitivity   to  changing   interest  rates  --  in  a  declining
interest-rate environment.

What is the fund's investment approach?

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 65% of its net assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the economy was in the early stages of a slowdown. As economic conditions worsened during the fourth quarter of 2000, tax-exempt bond prices rose modestly, even though the Federal Reserve Board (the "Fed") held interest rates steady.

At the start of 2001, however, the Fed cut short-term interest rates by 50 basis points in a surprise move between regularly scheduled meetings of the Federal Open Market Committee ("FOMC"), the Fed's policy-making arm. At the end of January, the Fed cut interest rates again by another 50 basis points during its regularly scheduled FOMC meeting. As a result, tax-exempt bonds continued to rally.

At the same time, demand for intermediate-maturity municipal bonds was very strong from individual investors fleeing a declining stock market, while the supply of new bonds from Pennsylvania issuers remained low. This imbalance further supported the municipal bond rally. However, the lack of supply made it more difficult for us to find Pennsylvania bonds that met our criteria.

In this environment, we maintained the fund's average duration at a point that was modestly longer than that of its Lipper peer group. This position was designed to lock in prevailing yields for as long as practical. Our duration management strategy also enhanced the fund's return as the market rallied.


                                                                    The Funds 27

In terms of security selection, we focused primarily on high quality securities offering competitive yields whenever we could find them. We emphasized relatively conservative investments, such as revenue bonds secured by earnings from essential services and general obligation bonds backed by municipalities' tax receipts.

What is the fund's current strategy?

Because we expect interest rates to decline further when the Fed meets in March, we have maintained the fund's average duration at a slightly long position. However, we are prepared to change our duration strategy in advance of April's income tax season, when investors typically sell fixed-income investments to pay their income taxes. This often causes municipal bond yields to rise temporarily, providing potential opportunities to purchase higher yielding securities. We may reduce the fund's average duration at that time to take advantage of such opportunities.

In addition, we have recently been finding what we believe to be the best relative values among longer term tax-exempt bonds in the 12-year maturity range. That's primarily because the differences in yields between short-term and long-term municipal bonds have widened, and longer term bonds have recently been providing significantly higher levels of income than their shorter term counterparts.

March 15, 2001



1 TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

2  SOURCE: LIPPER INC.


STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Large Cap Stock Fund

------------------------------------------------------------------------------------------------------------------------------------
Common Stocks-99.4%                     Shares      Value ($)                                                 Shares      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Alcohol & Tobacco--1.0%
Philip Morris Cos.                     440,200     21,208,836         Health Care--12.7%
Consumer Cyclical--9.1%                                               ALZA                                   173,600 a    6,865,880
Best Buy                               195,080 a    7,990,477         Abbott Laboratories                    460,780     22,573,612
CVS                                    104,400      6,368,400         American Home Products                 427,918     26,432,495
Costco Wholesale                       306,890 a   12,812,657         Amgen                                  331,100 a   23,859,894
Federated Department Stores            182,200 a    8,809,370         Cardinal Health                        133,640     13,564,460
Harley-Davidson                        223,520      9,689,592         Elan, ADS                              179,282 a    9,853,339
Home Depot                             407,670     17,325,975         Genentech                              102,780 a    5,395,950
Kohl's                                 113,100 a    7,454,421         Genzyme-General Division                91,900 a    8,081,456
Limited                                538,220      9,499,583         Guidant                                150,830 a    7,687,805
Lowe's Cos.                            266,050     14,866,874         Lilly (Eli) & Co.                      246,100     19,555,106
RadioShack                             198,930      8,514,204         Medtronic                              375,930     19,240,097
Safeway                                222,384 a   12,077,675         Pfizer                               1,462,300     65,803,500
Target                                 624,730     24,364,470         Pharmacia                              379,050     19,596,885
US Airways Group                       176,900 a    7,305,970         Quest Diagnostics                       80,200 a    8,453,080
Wal-Mart Stores                      1,008,604     50,520,974         Schering-Plough                        512,980     20,647,445
                                                  197,600,642                                                           277,611,004
Consumer Staples--6.1%                                                Interest Sensitive--22.0%
Archer-Daniels-Midland                 595,110      8,956,405         ACE                                    199,035      7,284,681
Avon Products                          143,950      6,112,117         Allstate                               308,182     12,284,135
Coca-Cola                              503,403     26,695,461         Ambac Financial Group                  153,989      8,684,980
Estee Lauder Cos.                      138,280      5,343,139         American General                       199,720     15,226,653
General Mills                          241,800     10,844,730         Bank of America                        509,540     25,451,523
Heinz (H.J.)                           201,890      8,596,476         CIGNA                                  138,316     15,169,116
PepsiCo                                346,680     15,975,014         Citigroup                            1,054,409     51,855,835
Procter & Gamble                       354,488     24,991,404         Fannie Mae                             268,570     21,405,029
Quaker Oats                            153,890     15,007,353         First Data                             158,530      9,790,813
Ralston Purina Group                   329,010     10,258,532         FleetBoston Financial                  680,510     28,071,037
                                                  132,780,631         General Electric                     2,143,216     99,659,544
                                                                      Hartford Financial Services Group      273,696     17,475,490
Energy Related--7.9%                                                  J.P. Morgan Chase & Co.                538,793     25,140,081
Diamond Offshore Drilling              136,200      5,706,780         Lehman Brothers Holdings               218,860     15,024,739
El Paso                                170,474     11,984,322         MBNA                                   593,770     19,523,158
Exxon Mobil                            723,710     58,656,695         MGIC Investment                        115,070      6,668,307
Halliburton                            159,700      6,359,254         Merrill Lynch                          334,090     20,011,991
Kerr-McGee                             175,560     11,348,198         PNC Financial Services Group           172,108     11,961,506
Nabors Industries                       96,200 a    5,454,540         Providian Financial                    347,880     17,397,479
Noble Drilling                         178,390 a    8,304,054         U.S. Bancorp                           457,690     10,618,400
Royal Dutch Petroleum                                                 UnitedHealth Group                     140,160      8,301,677
  (New York Shares)                    446,228     26,028,479         Washington Mutual                      123,000      6,318,510
Texaco                                 364,280     23,350,348         Wells Fargo                            535,750     26,594,630
USX-Marathon Group                     331,090      9,144,706                                                           479,919,314
Valero Energy                          143,520      5,260,008
                                                  171,597,384


                                                                    The Funds 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM Large Cap Stock Fund (continued)

------------------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)               Shares      Value ($)                                                 Shares      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Internet Related--1.9%
AOL Time Warner                        907,925 a   39,975,938         Technology (continued)
Juniper Networks                        26,470 a    1,708,969         Corning                                316,270      8,570,917
                                                   41,684,907         Danaher                                 92,450      5,865,028
Producer Goods--7.6%                                                  Dell Computer                          580,052 a   12,688,637
Alcoa                                  254,794      9,111,433         EMC                                    303,848 a   12,080,996
Boeing                                 126,930      7,895,046         Harris                                 274,430      6,890,937
Canadian National Railway              139,270      5,237,945         Hewlett-Packard                        277,400      8,002,990
Caterpillar                            141,740      5,896,384         Intel                                1,145,088     32,706,576
Eastman Chemical                       163,400      8,406,930         International Business Machines        381,740     38,135,826
General Dynamics                        67,500      4,602,150         Linear Technology                      222,240      8,806,260
International Paper                    219,080      8,250,553         Maxim Integrated Products              186,788 a    8,615,597
Lockheed Martin                        170,900      6,401,914         Microsoft                            1,008,098 a   59,477,782
Minnesota Mining & Manufacturing       149,740     16,883,185         Network Appliance                      138,480 a    4,119,780
Praxair                                233,250     10,402,950         Nokia, ADS                             204,800      4,505,600
Temple-Inland                           94,330      4,489,165         Nortel Networks                        485,580      8,978,374
Tidewater                              153,000      7,451,100         Oracle                               1,461,288 a   27,764,472
Tyco International                     732,900     40,052,985         QUALCOMM                               192,610 a   10,557,436
United Parcel Service, Cl. B           145,100      8,202,503         Sanmina                                238,930 a    7,123,101
United Technologies                    206,070     16,054,914         Siebel Systems                         192,460 a    7,361,595
Westvaco                               255,820      6,705,042         Solectron                              327,180 a    8,915,655
                                                  166,044,199         Sun Microsystems                       872,070 a   17,332,391
Services--4.9%                                                        Tech Data                              135,700 a    4,147,331
Automatic Data Processing              232,020     13,689,180         Tellabs                                168,092 a    7,322,508
Clear Channel Communications           204,728 a   11,700,205         Texas Instruments                      477,570     14,112,194
Disney (Walt)                          589,180     18,235,121         Unisys                                 262,500 a    4,299,750
Gannett                                165,640     10,955,430                                                           399,640,105
Omnicom Group                          144,594     13,113,230         Utilities--7.9%
Univision Communications, Cl. A        117,400 a    3,874,200         Calpine                                346,500 a   15,415,785
Viacom, Cl. B                          373,350 a   18,555,495         Exelon                                 246,740     16,129,394
Vodafone Group, ADR                    241,450      6,594,000         GPU                                    265,862      8,239,063
VoiceStream Wireless                    44,940 a    4,269,300         Public Service Enterprise Group        163,470      7,325,091
Western Wireless, Cl. A                135,910 a    5,733,703         Qwest Communications International     536,024 a   19,816,807
                                                  106,719,864         Reliant Energy                         306,400     12,871,864
Technology--18.3%                                                     SBC Communications                     938,299     44,756,862
Acclaim Entertainment(Warrants)             37 a            4         Sprint (FON Group)                     504,240     11,274,806
Altera                                 332,510 a    7,689,294         Verizon Communications                 446,750     22,114,125
Amdocs                                 122,780 a    7,981,928         WorldCom                               814,461 a   13,540,414
Analog Devices                         187,870 a    7,007,551                                                           171,484,211
CIENA                                   57,680 a    3,875,375         Total Common Stocks
Cisco Systems                        1,644,444 a   38,952,767           (cost $1,579,501,904)                         2,166,291,097
Comverse Technology                     76,750 a    5,751,453


--------------------------------------------------------------------------------
                                             Principal
Short-Term Investments-1.0%                  Amount ($)           Value ($)
--------------------------------------------------------------------------------
Repurchase Agreement;
  Salomon Smith Barney,Tri-Party
  Repurchase Agreement, 5.48%,
  dated 2/28/2001, due 3/1/2001,
  in the amount of $22,008,350
  (fully collateralized by various
  U.S. Government Securities &
  Agencies, value $22,445,796)
  (cost $22,005,000)                         22,005,000          22,005,000
--------------------------------------------------------------------------------

Total Investments
  (cost $1,601,506,904)                          100.4%       2,188,296,097

Liabilities, Less Cash and Receivables            (.4%)         (8,032,000)

Net Assets                                       100.0%       2,180,264,097


a Non-income producing.

See notes to financial statements.



                                                                    The Funds 31

STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Income Stock Fund
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks-97.6%                     Shares      Value ($)                                                 Shares      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Alcohol & Tobacco--.9%                                                Health Care (continued)
Philip Morris Cos.                     147,300      7,096,914         Pharmacia                              140,000      7,238,000
                                                                      Schering-Plough                        224,242      9,025,741
Consumer Cyclical--7.7%                                                                                                  91,619,338
Best Buy                                59,700 a    2,445,312         Interest Sensitive--23.9%
Ford Motor                             123,735      3,441,070         Allstate                               153,492      6,118,191
Home Depot                             134,600      5,720,500         American General                        77,036      5,873,225
Limited                                358,104      6,320,536         American National Insurance             56,435      4,120,637
Lowe's Cos.                             92,872      5,189,687         Bank of America                        237,700     11,873,115
May Department Stores                   71,700      2,838,603         Block (H&R)                             87,030      4,290,579
RadioShack                              96,451      4,128,103         CIGNA                                   79,068      8,671,387
Target                                 276,096     10,767,744         Citigroup                              342,075     16,823,249
Wal-Mart Stores                        341,327     17,097,069         Federal National Mortgage Association  148,666     11,848,680
                                                   57,948,624         Fleet Boston Financial                 367,759     15,170,059
Consumer Staples--7.0%                                                General Electric                       751,742     34,956,003
Archer-Daniels-Midland                 186,900      2,812,845         Hartford Financial Services Group      117,030      7,472,366
Avon Products                           83,000      3,524,180         J.P. Morgan Chase & Co.                254,532     11,876,463
Coca-Cola                              156,176      8,282,013         MBNA                                   269,604      8,864,580
General Mills                          139,688      6,265,007         MGIC Investment                         38,300      2,219,485
Heinz (H.J.)                            88,500      3,768,330         PNC Financial Services Group           103,917      7,222,232
PepsiCo                                142,045      6,545,433         Providian Financial                    107,700      5,386,077
Procter & Gamble                       146,426     10,323,033         Safeco                                  67,855      1,475,846
Quaker Oats                             64,086      6,249,667         U.S. Bancorp                           152,306      3,533,499
Ralston-Purina Group                   175,627      5,476,050         Washington Mutual                       44,000      2,260,280
                                                   53,246,558         Wells Fargo                            207,482     10,299,406
Energy Related--8.8%                                                                                                    180,355,359
Exxon Mobil                            302,813     24,542,994         Internet Related--1.4%
Halliburton                             57,800      2,301,596         AOL Time Warner                        244,592 a   10,769,386
Kerr-McGee                              97,250      6,286,240
Phillips Petroleum                     104,800      5,586,888         Producer Goods & Services--8.6%
Royal Dutch Petroleum, ADR             245,611     14,326,490         Alcoa                                   76,144      2,722,909
Texaco                                 119,664      7,670,462         Boeing                                  60,800      3,781,760
USX-Marathon Group                     137,500      3,797,750         Canadian National Railway               89,676      3,372,714
Valero Energy                           46,600      1,707,890         Caterpillar                             47,100      1,959,360
                                                   66,220,310         Eastman Chemical                        75,100      3,863,895
Health Care--12.1%                                                    Emerson Electric                        42,835      2,865,662
Abbott Laboratories                    176,200      8,632,038         General Dynamics                        22,800      1,554,504
American Home Products                 200,299     12,372,469         International Paper                     85,500      3,219,930
Baxter International                    28,360      2,611,673         Lockheed Martin                         68,500      2,566,010
Bristol-Myers Squibb                   128,218      8,130,303         Minnesota Mining & Manufacturing        58,360      6,580,090
Guidant                                 54,600 a    2,782,962         Praxair                                 78,000      3,478,800
Lilly (Eli) & Co.                      132,420     10,522,093         Temple-Inland                           30,500      1,451,495
Medtronic                              150,652      7,710,369         Tidewater                               58,100      2,829,470
Pfizer                                 502,082     22,593,690         Tyco International                     221,894     12,126,507

MPAM Income Stock Fund (continued)

------------------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)               Shares      Value ($)                                                 Shares      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Producer Goods & Services (continued)                                 Utilities (continued)
United Parcel Service, Cl. B            45,600      2,577,768         Reliant Energy                         150,600      6,326,706
United Technologies                     96,038      7,482,321         SBC Communications                     403,525     19,248,142
Westvaco                                85,500      2,240,955         Sprint (FON Group)                     143,500      3,208,660
                                                   64,674,150         Verizon Communications                 357,951     17,718,574
Securities and Asset Management--1.7%                                                                                    71,516,813
Lehman Brothers Holdings                77,466      5,318,041         Total Common Stocks
Merrill Lynch                          124,470      7,455,753           (cost $529,027,881)                             737,682,651
                                                   12,773,794         -------------------------------------------------------------
Services--3.9%
Automatic Data Processing              149,600      8,826,400         Preferred Stocks--1.3%
Disney (Walt)                          216,000      6,685,200         -------------------------------------------------------------
McGraw-Hill Cos.                        94,277      5,558,572         Banking--.3%
Omnicom Group                           48,876      4,432,564         Suiza Capital Trust II, Conv.,
Tribune                                 93,090      3,779,454           5.50%, 4/1/2028                       55,900      1,956,500

                                                   29,282,190         Energy--.3%
Technology--12.2%                                                     El Paso Energy Capital Trust I, Conv.,
Agilent Technologies                    23,721 a      853,956           4.75%, 3/31/2028                      22,300      1,944,560

Altera                                 111,100 a    2,569,188         Telecommunications--.7%
Analog Devices                          64,400 a    2,402,120         Cox Communications, Conv.,
Avnet                                  140,600      3,444,700           7%, 8/16/2002                         99,810      5,576,385

Cisco Systems                          500,900 a   11,865,069         Total Preferred Stocks
Compaq Computer                        165,000      3,333,000           (cost $8,237,319)                                 9,477,445
Corning                                113,039      3,063,357         -------------------------------------------------------------
EMC                                     98,600 a    3,920,336
Harris                                  87,400      2,194,614                                              Principal
Hewlett-Packard                        145,440      4,195,944         Corporate Bonds--.5%                Amount ($)      Value ($)
Intel                                  418,676     11,958,433         -------------------------------------------------------------
International Business Machines        168,676     16,850,732         Industrial;
Linear Technology                       71,300      2,825,262         Waste Management, Conv. Sub. Notes,
Nokia, ADR                              57,000      1,254,000           4%, 2/1/2002
Pitney Bowes                           109,123      3,715,638           (cost $4,369,980)                  3,795,000      3,714,356
Qualcomm                                54,400 a    2,981,800         --------------------------------------------------------------
Solectron                              133,200 a    3,629,700         Short-Term Investments--.9%
Sun Microsystems                       301,500 a    5,992,313         --------------------------------------------------------------
Texas Instruments                      173,572      5,129,053         Repurchase Agreements;
                                                   92,179,215           Salomon Smith Barney,  Tri-Party  Repurchase
Utilities--9.5%                                                         Agreement,  5.48%  dated   2/28/2001
BellSouth                              111,707      4,687,226           to  be   repurchased   at  $6,355,967
GPU                                    240,617      7,456,721           on  3/1/2001,  collateralized by
Public Service Enterprise Group        181,178      8,118,586           $6,564,000 Federal Home Mortgage Corp.
Qwest Communications International     128,542 a    4,752,198           Discounted Notes due
                                                                        5/31/2001, value $6,482,981
                                                                        (cost $6,355,000)                  6,355,000      6,355,000
                                                                      --------------------------------------------------------------

                                                                      Total Investments
                                                                        (cost $547,990,180)                   100.2%    757,229,452

                                                                      Liabilities, Less Cash and Receivables   (.2%)    (1,487,481)

                                                                      Net Assets                                100.0%  755,741,971

a Non-income producing.

See notes to financial statements.

                                                                    The Funds 33

STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Mid Cap Stock Fund

------------------------------------------------------------------------------------------------------------------------------------
Common Stocks-96.9%                     Shares      Value ($)                                                 Shares      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Alcohol & Tobacco--1.9%                                               Energy (continued)
Constellation Brands, Cl. B             57,800 a    3,690,530         Smith International                    106,700 a    8,066,520
Coors (Adolph), Cl. B                   46,800      3,133,260         Ultramar Diamond Shamrock              168,300      6,126,120
R.J. Reynolds Tobacco Holdings         147,200      8,316,800                                                            77,972,043
                                                   15,140,590         Health Care--13.0%
Consumer Cyclical--8.9%                                               AmeriSource Health, Cl. A              218,690 a   11,748,027
BJ's Wholesale Club                    139,120 a    6,331,351         Andrx Group                             83,700 a    4,793,133
Brinker International                  177,600 a    5,249,856         Bard (C.R.)                            100,800      4,472,496
CDW Computer Centers                    82,800 a    2,753,100         Biovail                                129,000 a    5,953,350
Chico's FAS                            157,200 a    6,513,975         Edwards Lifesciences                   229,000      4,797,550
Continental Airlines, Cl. B            103,100 a    4,613,725         Genzyme (General Division)             126,200 a   11,097,712
Darden Restaurants                     166,600      3,620,219         Health Management Associates           340,700 a    5,894,110
Dollar Tree Stores                     131,100 a    3,646,219         IDEC Pharmaceuticals                   142,300 a    8,022,163
Ethan Allen Interiors                  156,100      5,301,156         IDEXX Laboratories                     176,000 a    4,147,000
Family Dollar Stores                   234,300      6,152,718         IVAX                                   182,500 a    6,843,750
Herman Miller                          143,100      3,666,937         Laboratory Corporation
International Game Technology          127,600 a    6,890,400           of America Holdings                   39,000 a    6,259,500
Liz Claiborne                           96,400      4,694,680         Lincare Holdings                       156,300 a    9,211,931
Michaels Stores                         98,600 a    3,229,150         Orthodontic Centers of America         312,600 a    7,346,100
Office Depot                           552,400 a    5,082,080         Regeneron Pharmaceuticals               87,300 a    2,739,037
Ryan's Family Steak Houses             410,900 a    4,134,681         St. Jude Medical                        70,700 a    3,967,684
                                                   71,880,247         Waters                                 118,100 a    7,778,066
Consumer Staples--2.6%                                                                                                  105,071,609
Newell Rubbermaid                      185,600      4,883,136         Interest Sensitive--16.7%
Pepsi Bottling Group                   169,700      6,847,395         Allied Capital                         201,500      4,810,812
SUPERVALU                              339,301      4,760,393         Allmerica Financial                     47,700      2,535,255
Suiza Foods                             96,855 a    4,742,989         Ambac Financial Group                  117,150      6,607,260
                                                   21,233,913         Banknorth Group                        287,400      5,801,888
Energy--9.7%                                                          Block (H&R)                            134,800      6,645,640
BJ Services                            149,800 a   11,384,800         Charter One Financial                  242,900      6,937,224
Devon Energy                            70,100      3,995,700         City National                          201,500      7,300,345
Grant Prideco                          209,000 a    3,818,430         Crescent Real Estate Equities          227,400      4,829,976
Kerr-McGee                              43,130      2,787,923         Dime Bancorp                            30,380        908,362
KeySpan                                151,300      5,893,135         Edwards (A.G.)                         101,720      3,953,856
Kinder Morgan                          243,600     13,495,440         Equity Residential Properties Trust     86,600      4,511,860
Nabors Industries                       82,700 a    4,689,090         First Tennessee National               161,400      5,003,400
Newfield Exploration                   133,500 a    4,675,170         Gallagher (Arthur J.) & Co.            203,900      5,205,567
Nobel Drilling                         174,100 a    8,104,355         GreenPoint Financial                   167,900      5,792,550
Precision Drilling                     116,400 a    4,935,360         Investment Technology Group             70,964 a    3,654,646

------------------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)               Shares      Value ($)                                                 Shares      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Interest Sensitive (continued)                                        Producer Goods (continued)
M&T Bank                               126,610      8,672,785         Terex                                  184,600 a    3,405,870
Mack-Cali Realty                       108,500      2,907,800         Tidewater                              108,400      5,279,080
Mercantile Bankshares                  177,300      6,859,294                                                            93,673,067
Mutual Risk Management                 364,832      4,140,843         Services--11.9%
North Fork Bancorporation              190,300      4,757,500         Acclaim Entertainment (Warrants)           185 a           18
PartnerRe                               58,800      3,105,228         Affiliated Computer Services, Cl. A     86,500 a    5,439,985
People's Bank                          127,850      3,396,016         Avis Group Holdings                    146,700 a    4,838,166
Radian Group                           149,794      9,264,759         CSG Systems International              155,700 a    5,867,944
TCF Financial                          188,500      6,955,650         Convergys                              162,400 a    6,879,264
Waddell & Reed Financial, Cl. A        152,300      4,678,656         DST Systems                            142,200 a    8,674,200
Washington Federal                      26,350        685,100         E.W. Scripps, Cl. A                     44,300      2,787,799
Wilmington Trust                        83,000      4,930,200         Fiserv                                 117,900 a    5,836,050
                                                  134,852,472         GATX                                    94,600      4,135,912
Internet Related--.4%                                                 Hispanic Broadcasting                  169,400 a    3,811,500
Art Technology Group                    28,600 a      695,338         KPMG Consulting                        142,930      3,296,323
Macromedia                              58,000 a    1,700,125         R.R. Donnelley & Sons                  163,500      4,847,775
SonicWALL                               86,800 a    1,057,875         Reader's Digest Association, Cl. A     141,100      4,527,899
                                                    3,453,338         Republic Services                      307,700 a    5,120,128
Producer Goods--11.6%                                                 Robert Half International              229,800 a    5,528,988
American Standard                      116,300 a    6,586,069         Ryder System                           121,900      2,501,388
AptarGroup                             138,400      3,972,080         SunGard Data Systems                   156,700 a    8,728,190
Arch Coal                              142,400      3,353,520         Telephone and Data Systems              53,800      5,027,610
Boise Cascade                           73,600      2,361,088         Viad                                   157,400      3,838,986
Bowater                                 87,200      4,388,776         Westwood One                           216,500 a    4,663,410
CNF                                    145,400      5,022,116                                                            96,351,535
CSX                                    209,600      7,009,024         Technology--13.2%
Cytec Industries                       145,100 a    4,868,105         APW                                    111,100 a    3,170,794
FMC                                     65,800 a    5,050,808         Acxiom                                  90,900 a    2,533,838
Fluor                                  132,200 a    5,039,464         Avnet                                  276,800      6,781,600
Genuine Parts                          189,100      5,098,136         Cadence Design Systems                 229,800 a    5,825,430
Goodrich (B.F.)                        113,900      4,606,116         Diebold                                140,400      3,896,100
Jacobs Engineering                      89,800 a    5,052,148         International Rectifier                 74,000 a    2,442,000
Lennar                                 118,400      4,203,200         Jack Henry & Associates                 84,000      3,837,750
Lyondell Chemical                      338,100      5,409,600         L-3 Communications Holdings             69,800 a    5,722,204
Pentair                                109,500      3,033,150         Macrovision                             46,200 a    1,850,887
Quanta Services                        102,700 a    2,835,547         Microchip Technology                   200,700 a    4,791,713
Teekay Shipping                        113,400      4,672,080         Micromuse                               86,900 a    3,568,331
Temple-Inland                           51,000      2,427,090         National Instruments                   101,600 a    4,940,300


                                                                    The Funds 35

MPAM Mid Cap Stock Fund (continued)
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)               Shares      Value ($)                                                 Shares      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NVIDIA                                  72,300 a    3,230,906         Utilities (continued)
Plantronics                            154,900 a    4,097,105         Ameren                                 167,700      7,071,909
Polycom                                162,400 a    3,532,200         Broadwing                              242,300 a    5,698,896
Powerwave Technologies                  93,700 a    1,465,527         Calpine                                393,700 a   17,515,713
RadiSys                                 51,800 a    1,139,600         Dynegy                                 166,200      7,811,400
Rational Software                      183,200 a    6,400,550         TECO Energy                            294,300      8,590,617
SCI Systems                            133,200 a    2,726,604                                                            56,154,810
SPX                                     44,300      4,297,100         Total Common Stocks
SanDisk                                 63,700 a    1,377,513           (cost 647,114,051)                              782,340,332
Sawtek                                  63,500 a    1,047,750         --------------------------------------------------------------
Semtech                                 85,400 a    2,140,337
Symantec                               128,300 a    5,845,669                                              Principal
3Com                                   171,400 a    1,564,025         Short-Term Investments--3.1%        Amount ($)      Value ($)
Therma-Wave                            169,480      1,853,687         --------------------------------------------------------------
TranSwitch                             140,300 a    2,814,769         Repurchase Agreement;
TriQuint Semiconductor                 138,900 a    2,526,244           Salomon Smith Barney, Tri-Party
Vignette                               864,700 a    5,323,309           Repurchase Agreement,  5.48%,
Vishay Intertechnology                 140,150 a    2,514,291           dated 2/28/2001, due  3/1/2001
Zebra Technologies, Cl. A               73,200 a    3,298,575           in  the  amount  of  $24,833,780  ,
                                                  106,556,708          (fully  collateralized  by
Utilities--7.0%                                                         $2,438,000 Federal Home Loan Mortgage
Allegheny Energy                       199,500      9,466,275           Corp. Discount Notes,  5/31/2001,
                                                                        value  $2,407,908 and by $22,780,000
                                                                        Federal Home Loan Bank Bonds, 6.95%,
                                                                        2/14/2011,
                                                                        value $22,857,794)
                                                                        (cost $24,830,000)                24,830,000     24,830,000
                                                                      --------------------------------------------------------------

                                                                      Total Investments
                                                                        (cost $671,944,051)                   100.0%    807,170,332

                                                                      Liabilities, Less Cash and Receivables     .0%       (10,298)

                                                                      Net Assets                              100.0%    807,160,034


a Non-income producing.
See notes to financial statements.

STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Small Cap Stock Fund

------------------------------------------------------------------------------------------------------------------------------------
Common Stocks-97.4%                     Shares      Value ($)                                                 Shares      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Alcohol & Tobacco--1.2%                                               Energy (continued)
Constellation Brands, Cl. A             24,250 a    1,548,362         Newfield Exploration                    40,400 a    1,414,808
Consumer Cyclical--14.2%                                              ONEOK                                   22,200        975,690
AirTran Holdings                        34,000 a      312,800         Remington Oil & Gas                     70,100 a      937,588
AnnTaylor Stores                        25,190 a      650,658         Seitel                                  51,500 a      963,050
Bebe Stores                             18,500 a      523,781         UTI Energy                              18,300 a      657,702
Brown Shoe                              76,500      1,327,275         Valero Energy                           61,000      2,235,650
Callaway Golf                           36,400        875,420                                                            12,042,200
Cheesecake Factory (The)                19,200 a      759,600         Health Care--11.1%
Cooper Tire & Rubber                   116,800      1,560,448         Alpharma, Cl. A                         39,530      1,314,373
Direct Focus                            21,700 a      577,762         Cooper                                  31,300      1,280,170
HON INDUSTRIES                          21,400        531,790         IDEXX Laboratories                      74,060 a    1,745,039
Harman International Industries         34,400      1,028,560         Medicis Pharmaceutical, Cl. A           27,420 a    1,442,292
Haverty Furniture                       44,200        609,960         Mentor                                  17,800        410,512
Hot Topic                               21,500 a      564,375         NBTY                                    55,500 a      386,765
Jack in the Box                         65,600 a    1,956,192         Orthodontic Centers of America          34,200 a      803,700
Kellwood                                32,600        722,090         Patterson Dental                        52,460 a    1,659,048
Michaels Stores                         12,500 a      409,375         PolyMedica                              12,700 a      492,125
Pacific Sunwear of California           22,200 a      733,988         Priority Healthcare, Cl. B              30,700 a    1,254,863
Pep Boys--Manny, Moe & Jack             82,600        457,604         STERIS                                  73,400 a    1,372,580
Pier 1 Imports                          95,900      1,246,700         Stewart Enterprises, Cl. A             199,900 a      668,415
Russell                                 48,800        927,200         Sunrise Assisted Living                 17,400 a      413,250
ShopKo Stores                           69,700 a      676,090         Syncor International                    11,200 a      392,000
Too                                     29,910 a      578,759         Triad Hospitals                         27,030 a      883,543
Zale                                    47,140 a    1,483,024                                                            14,518,675
                                                   18,513,451         Interest Sensitive--12.7%
Consumer Staples--2.8%                                                Allied Capital                          59,290      1,415,549
Dean Foods                               9,600        316,416         Banco Latinoamericano
Hain Celestial Group                    17,070 a      529,170           de Exportaciones, Cl. E               40,300      1,352,468
Libbey                                   8,000        253,200         BlackRock                               27,300 a    1,075,620
Michael Foods                           61,000      1,795,687         Commerce Bancorp                        30,800      1,832,600
Smithfield Foods                        25,800 a      758,778         Cullen/Frost Bankers                    62,390      2,237,305
                                                    3,653,251         Eaton Vance                             59,580      1,822,552
Energy--9.3%                                                          iStar Financial                         37,800        945,000
Cross Timbers Oil                       35,600        878,252         MONY Group                              30,230      1,118,510
Energen                                 23,400        654,498         Radian Group                            21,900      1,354,515
Helmerich & Payne                       34,600      1,795,394         RenaissanceRe Holdings                  23,150      1,721,203
Louis Dreyfus Natural Gas               42,300 a    1,529,568         Webster Financial                       57,130      1,624,634
                                                                                                                         16,499,956


                                                                    The Funds 37

MPAM Small Cap Stock Fund (continued)
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)               Shares      Value ($)                                                 Shares      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Internet Related--.2%                                                 Services (continued)
Inet Technologies                       14,500 a      218,406         Dollar Thrifty Automotive Group         71,300 a    1,422,435
                                                                      Entercom Communications                 19,440 a      792,180
Producer Goods & Services--18.7%                                      Galileo International                   39,900        907,725
Arch Chemicals                          50,840      1,014,258         Pre-Paid Legal Services                 52,900 a    1,044,775
Arkansas Best                           28,700 a      480,725         R.H. Donnelley                          36,900 a    1,011,060
Astec Industries                        49,140 a      654,176         Tetra Tech                              47,200 a      817,150
Beazer Homes USA                        18,000 a      822,600                                                            10,303,839
C&D Technologies                        28,100        927,300
Cambrex                                 30,600      1,276,326         Technology--17.4%
Cymer                                   19,000 a      406,125         Aeroflex                                20,700 a      276,862
Hughes Supply                           34,900        612,495         Advanced Energy Industries              12,400 a      281,325
Insituform Technologies, Cl. A          17,240 a      581,850         Amphenol, Cl. A                         13,200 a      471,240
Lone Star Technologies                  15,800 a      702,942         Anixter International                   18,300 a      391,620
Lubrizol                                 7,110        229,440         AremisSoft                              46,800 a    1,158,300
M.D.C. Holdings                         13,600        486,200         Axcelis Technologies                    67,100 a      618,578
Manitowoc                               33,730        951,186         Black Box                               19,100 a      785,487
Milacron                                68,460      1,359,616         Brightpoint                            114,600 a      401,100
NCI Building Systems                    65,730 a    1,288,308         CACI International, Cl. A               41,400 a    1,128,150
NVR                                      4,200 a      611,100         Cabot Microelectronics                   6,500        393,656
Reliance Steel & Aluminum               68,010      1,741,056         Catapult Communications                 15,100 a      254,812
Roadway Express                        107,300      2,769,681         Cerner                                   7,300 a      373,669
Standard Pacific                        17,100        410,400         Checkpoint Systems                      54,100 a      489,605
Stanley Works                           24,300        845,640         Coherent                                 8,700 a      364,312
Stewart & Stevenson Services            40,500      1,042,875         Cohu                                    17,700        288,731
Stillwater Mining                       10,400 a      346,216         DDi                                     17,000        362,313
Teekay Shipping                         43,700      1,800,440         DMC Stratex Networks                    48,400 a      441,650
Terex                                   76,960 a    1,419,912         DuPont Photomasks                       17,190 a    1,133,466
Timken                                  27,670        442,720         ESS Technology                          73,500 a      496,125
United Stationers                       45,100 a    1,130,319         Electro Scientific Industries           11,100 a      311,494
                                                   24,353,906         General Cable                           63,800        682,660
Services--7.9%                                                        General Semiconductor                   36,300 a      324,885
Armor Holdings                          59,260 a      885,937         Integrated Silicon Solution             24,600 a      329,025
Audiovox, Cl. A                         89,300 a      965,556         Jack Henry & Associates                 16,500        753,844
BARRA                                    6,400 a      280,800         KEMET                                   25,100 a      422,182
Consolidated Graphics                   55,300 a      747,656         Lightbridge                             29,100 a      345,562
Cox Radio, Cl. A                        49,970 a    1,099,840         MKS Instruments                         15,700 a      274,750
Deluxe                                  13,500        328,725         Mercury Computer Systems                 8,900 a      338,200

------------------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)               Shares      Value ($)                                                 Shares      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Technology (continued)                                                Utilities--1.9%
Merix                                   28,100 a      351,250         Cleco                                   18,900        857,871
National Instruments                    13,800 a      671,025         Public Service Company of New Mexico    60,700      1,558,776
Nu Horizons Electronics                 61,400 a      629,350                                                             2,416,647
Park Electrochemical                    12,900        380,550         Total Common Stocks
Pioneer-Standard Electronics            73,000        894,250           (cost $121,306,242)                             126,754,120
Planar Systems                          12,600 a      298,463         --------------------------------------------------------------
RSA Security                            22,800 a    1,083,000                                              Principal
RadiSys                                 18,100 a      398,200         Short-Term Investments--4.8%        Amount ($)      Value ($)
Rainbow Technologies                    25,900 a      166,731         --------------------------------------------------------------
Read-Rite                               44,400 a      342,713         Repurchase Agreement;
Remedy                                  36,260 a      881,571           Salomon Smith Barney, Tri-Party
Rudolph Technologies                     7,700 a      276,238           Repurchase Agreement, 5.48%
Silicon Storage Technology              25,200 a      252,000           dated 2/28/2001 to be repurchased
Technitrol                              13,200        460,020           at $6,295,958 on 3/1/2001,
TranSwitch                              17,500 a      351,094           collateralized by $6,502,000
Trimble Navigation                      40,400 a      709,525           Federal Home Loan Mortgage Corp.
Varian Semiconductor Equipment          13,800 a      388,988           Discount Notes, due 5/31/2001,
Zebra Technologies, Cl. A                5,700 a      256,856           value $6,421,746
                                                   22,685,427           (cost $6,295,000)                  6,295,000      6,295,000
                                                                      --------------------------------------------------------------

                                                                      Total Investments (cost $127,601,242)   102.2%    133,049,120

                                                                      Liabilities, Less Cash and Receivables  (2.2%)    (2,898,610)

                                                                      Net Assets                              100.0%    130,150,510


a Non-income producing.

See notes to financial statements.


                                                                    The Funds 39

STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM International Fund

------------------------------------------------------------------------------------------------------------------------------------
Common Stocks-94.0                      Shares      Value ($)                                                 Shares      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Australia--1.8%                                                       Italy (continued)
Goodman Fielder                      1,844,402      1,319,913         San Paolo-IMI                          174,977      2,698,866
National Australia Bank                325,045      5,146,553         Telecom Italia                         948,978      5,334,234
                                                    6,466,466                                                            20,960,495
Belgium--1.3%                                                         Japan--18.6%
Dexia                                   28,136      4,695,744         AIFUL                                   35,350      2,748,642
Dexia (Strip VVPR)                      15,734 a          146         CANON                                  151,000      4,912,451
                                                    4,695,890         Credit Saison                          359,500      7,470,450
Finland--.6%                                                          Dai-Tokyo Fire & Marine Insurance      524,000      1,606,541
Kesko, Cl. B                           184,616      1,943,829         FUJI MACHINE MANUFACTURING              91,000      2,402,487
France--9.5%                                                          HONDA MOTOR                             92,000      3,596,320
Air Liquide                             31,971      4,390,875         LAWSON                                  62,900      1,794,541
Alstom                                 122,680      3,399,218         MABUCHI MOTOR                           39,600      3,288,196
Assurances Generales de France          42,153      2,637,678         MINEEBA                                426,000      3,330,506
BNP Paribas                             55,994      4,592,386         MURATA MANUFACTURING                    18,600      1,541,288
Bongrain                                45,523      1,566,178         Marubeni                             1,551,000 a    3,077,696
Compagnie de Saint-Gobain               14,497      2,222,645         Matsumotokiyoshi                        95,400      3,257,997
Compagnie Generale des                                                NAMCO                                   75,000      1,168,881
  Etablissements Michelin, Cl. B        79,274      3,038,525         NIPPON TELEGRAPH AND TELEPHONE              89        582,116
Groupe Air France                      117,334      2,215,076         Nippon Express                       1,001,000      4,859,223
Societe Generale, Cl. A                 30,969      1,900,667         Nishimatsu Construction                406,000      1,372,696
TotalFinaElf, ADR                       77,611      5,472,352         RINNAI                                 168,800      2,748,642
Usinor                                 189,514      2,678,037         ROHM                                    13,200      2,135,922
                                                   34,113,637         SANKYO                                 135,000      2,811,063
Germany--8.4%                                                         SHOHKOH FUND & CO.                      10,080      1,158,917
Bayer                                   92,143      4,501,963         Sekisui Chemical                       251,000        686,178
Bayerische Hpyo-und Vereinsbank         42,600      2,627,106         Seventy-Seven Bank                     447,000      2,287,915
Deutsche Lufthansa                     139,126      2,929,727         Shin-Etsu Chemical                      85,000      3,004,173
Deutsche Post                          167,510      3,590,871         TDK                                     38,500      2,662,408
Dresdner Bank                           99,920      4,134,418         Yamanouchi Pharmaceutical               64,000      2,392,778
E.On                                   105,135      5,389,199                                                            66,898,027
MG Technologies                        140,674      1,896,927         Netherlands--7.7%
Merck KGaA                              40,025      1,822,478         ABN AMRO                               224,555      4,956,836
Volkswagen                              56,127      3,084,414         Akzo Nobel                              62,506      3,042,400
                                                   29,977,103         Buhrmann                                58,513      1,772,598
Hong Kong--.9%                                                        Fortis                                 185,107      5,375,134
Hongkong Electric                      839,272      3,168,830         Hunter Douglas                         105,451      2,668,610
                                                                      Stork                                  194,509      2,595,921
Ireland--1.5%                                                         Vedior                                 239,666      3,054,706
Bank of Ireland                        548,986      5,242,833         Wolters Kluwer                         168,698      4,065,069
                                                                                                                         27,531,274
Italy--5.8%
Banca Popolare di
  Bergamo-Credito Varesino             153,383      3,017,455         New Zealand--.7%
ENI                                    932,929      6,109,121         Telecom Corporation of New Zealand   1,089,826      2,418,471
Finmeccanica                         3,849,600 a    3,800,819


------------------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)               Shares      Value ($)                                                 Shares      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Portugal--1.2%                                                        United Kingdom (continued)
Portugal Telecom                       447,382      4,330,357         Celltech                                     1 a           19
                                                                      Diageo                                 414,000      4,205,183
Singapore--2.5%                                                       Enterprise Oil                         427,522      3,912,915
Creative Technology                    184,170      2,083,423         Morgan Crucible                      1,002,173      4,495,062
Oversea-Chinese Banking                462,000      3,469,303         PowerGen                               258,248      2,438,307
United Overseas Bank                   417,056      3,299,153         Rexam                                1,126,954      4,305,855
                                                    8,851,879         Rio Tinto                              232,274      4,282,024
Spain--4.3%                                                           Royal & Sun Alliance Insurance         846,286      6,424,136
Banco Popular Espanol                   94,582      3,364,077         Royal Bank Of Scotland                       1             22
Endesa                                 376,871      6,477,733         Royal Bank Of Scotland-Value Shares          1 a            1
Repsol YPF, ADR                        333,191      5,667,579         Safeway                                790,224      3,347,774
                                                   15,509,389         Scottish & Southern Energy             274,940      2,464,722
Sweden--1.7%                                                          Tomkins                                513,888      1,276,155
Autoliv                                238,107      4,272,284         Unilever                               876,532      6,552,342
Investor, Cl. B                        134,588      1,900,340         Wolseley                               669,996      4,572,487
                                                    6,172,624                                                            70,434,675
Switzerland--7.9%                                                     Total Common Stocks
Barry Callebaut                         18,557      2,723,576           (cost $338,268,110)                             337,200,544
Clariant                                11,147      3,706,095         --------------------------------------------------------------
Forbo                                    2,936      1,290,975                                              Principal
Givaudan                                10,048      2,768,873         Short-Term Investments--4.3%        Amount ($)      Value ($)
Novartis                                 2,100      3,560,175         --------------------------------------------------------------
Sulzer                                   3,598 a    2,483,014         Repurchase Agreements;
Swisscom                                 7,777      1,816,947           Bear Stearns & Co., Tri-Party Repurchase
UBS                                     39,393      6,277,205           Agreement 5.35% dated 2/28/2001
Zurich Financial Services                8,050      3,857,905           to be repurchased at $15,352,281 on
                                                   28,484,765           3/1/2001, collateralized by $14,660,000
United Kingdom--19.6%                                                   U.S. Treasury Note, 6.125% due
Allied Domecq                          439,339      2,715,652           3/15/2007, value $15,648,084
BAE SYSTEMS                            987,918      4,199,586           (cost $15,350,000)                15,350,000     15,350,000
BOC                                    245,816      3,639,556         --------------------------------------------------------------
Barclays                               153,171      4,657,513         Total Investments
Bunzl                                1,055,183      6,945,364           (cost $353,618,110)                    98.3%    352,550,544

                                                                      Cash and Recievables (Net)                1.7%      6,237,850

                                                                      Net Assets                              100.0%    358,788,394


a Non-income producing.

See notes to financial statements.

                                                                    The Funds 41

STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Emerging Markets Fund

------------------------------------------------------------------------------------------------------------------------------------
Common Stocks-88.6%                     Shares      Value ($)                                                 Shares      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Argentina--1.3%                                                       Egypt--3.2%
Banco Hipotecario                       33,500 a      237,874         Commercial International Bank, GDR      38,700 a,b    351,202
Telecom Argentina                                                     Misr International Bank, GDR            49,950 a,b    248,501
  Stet--France Telecom, ADR             13,900        225,041         Orascom Construction Industries         15,375 a      134,643
                                                      462,915         Paints & Chemical Industries, GDR       75,400 b       99,905
Brazil--5.6%                                                          Suez Cement, GDR                        35,200 a,b    315,920
Companhia de Saneamento Basico do                                                                                         1,150,171
  Estado de Sao Paulo                    1,100        124,700         Greece--1.9%
Companhia Vale do Rio Doce, ADR         15,650        400,640         Hellenic Telecommunications
Petroleo Brasileiro, ADR                10,250        292,433           Organization, ADR                     95,200        678,776
Tele Celular Sul Participacoes, ADR      8,200        168,100         Hong Kong--1.8%
Tele Norte Leste Participacoes, ADR     10,800        234,360         CNOOC, ADR                               8,500        144,925
Telecomunicacoes Brasileiras,                                         China Pharmarceutical
  ADR (PFD Block)                        8,150        530,565           Enterprise and Investment          1,596,000        180,064
Ultrapar Participacoes, ADR             19,000        193,800         Hengan International                   919,000        203,832
Votorantim Celulose e Papel, ADR         5,300         73,670         Mandarin Oriental International        224,000        129,920
                                                    2,018,268                                                               658,741
Chile--2.4%                                                           Hungary--1.6%
Compania de Telecomunicaciones                                        EGIS                                     2,300         77,802
  de Chile, ADR                         26,000 a      377,260         Magyar Tavkozlesi                       48,300        160,788
Cristalerias de Chile, ADR               7,500        140,175         OTP Bank                                 5,350        263,715
Quinenco, ADR                           43,400        332,010         Pick Szeged                              4,919 a       85,287
                                                      849,445                                                               587,592
China--5.5%                                                           India--9.9%
Beijing Datang Power Generation, Cl. H 191,000         60,607         BSES, GDR                                5,800 b       81,200
Guangdong Kelon Electrical, Cl. H      903,000        197,968         Bajaj Auto, GDR                         42,500 b      324,063
Guangshen Railway, Cl. H             1,584,000        255,880         Gas Authority of India, GDR             49,000 b      356,475
Jiangxi Copper, Cl. H                  889,000 a       91,181         Grasim Industries, GDR                   8,600 b       64,285
PetroChina, ADR                         19,600        364,952         ICICI, ADR                              18,900        248,724
Qingling Motors, Cl. H               1,536,000        230,403         Indian Hotels, GDR                      37,100 b      243,932
Shandong International                                                Mahanagar Telephone Nigam, GDR          91,250 b      606,813
  Power Development, Cl. H           1,381,000        263,810         Mahindra & Mahindra, GDR                64,700 b      223,215
Shenzhen Expressway, Cl. H           1,076,000        160,022         State Bank of India, GDR                34,800 b      404,550
Yizheng Chemical Fibre, Cl. H          545,000        126,470         Tata Engineering & Locomotive, GDR     136,600 b      290,275
Zhejiang Expressway, Cl. H           1,148,000        211,941         Videsh Sanchar Nigam, ADR               55,275        715,811
                                                    1,963,234                                                             3,559,343
Croatia--1.2%                                                         Indonesia--1.6%
Pliva d.d., GDR                         37,300 b      447,600         PT Indah Kiat Pulp & Paper           2,727,500 a      125,800
Czech Republic--.4%                                                   PT Indosat, ADR                         23,800        248,710
Philip Morris CR                           980        164,252         PT Telekomunikasi Indonesia, ADR        33,000        191,730
                                                                                                                            566,240

------------------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)               Shares      Value ($)                                                 Shares      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Israel--2.9%                                                          Poland (continued)
Bank Hapoalim                          232,900        621,557         Polski Koncern Naftowy Orlen            27,200        120,178
Blue Square-Israel, ADR                 15,300        207,927                                                               440,773
ECI Telecom                             21,100        203,087         Russia--.7%
                                                    1,032,571         OAO Lukoil, ADR                          6,300        236,644
Malaysia--3.1%
Berjaya Sports Toto                    281,000        351,996         Singapore--.2%
Genting                                 65,900        177,879         Golden Agri-Resources                  797,000 a       61,677
Petronas Dagangan                       34,000         25,839
Petronas Gas                           104,000        194,869         South Africa--6.9%
Sime Darby                             294,000        369,821         ABSA                                   130,400        525,683
                                                    1,120,404         Comparex                                93,200 a      130,711
Mexico--10.9%                                                         Computer Configurations                 47,700 a       17,425
Alfa, Ser. A                           233,000        302,910         Edgars Consolidated Stores              18,150         52,804
America Movil, ADR                      16,300        291,770         Foschini                               216,187        169,227
Apasco                                  50,900        267,524         Illovo Sugar                           289,100        203,671
Cemex                                   69,500        291,711         Metro Cash and Carry                   916,425        145,863
Consorcio ARA                          167,600 a      185,031         Murray & Roberts                       224,100 a      131,566
Controladora Comercial Mexicana        180,500        128,503         Nampak                                 257,300        369,250
Controladora Comercial Mexicana, GDR     7,900        116,525         Pretoria Portland Cement                18,500        152,537
Desc, Ser. B                           826,700        362,513         Sage                                    83,122        124,710
Fomento Economico Mexicano, ADR         10,600        334,536         Tiger Brands                            43,000        342,205
Grupo Continental                      121,900        174,574         Woolworths                             323,900        133,109
Kimberly Clark de Mexico, Ser. A       231,400        604,046                                                             2,498,761
Pepsi-Gemex, GDR                        75,300 a      362,193         South Korea--12.9%
Telefonos de Mexico, ADR                15,300        493,578         Cheil Communications                     1,260        105,507
                                                    3,915,414         Cheil Jedang                             6,030        211,828
Panama--1.0%                                                          H&CB, ADR                               34,365 a      367,021
Banco Latinoamericano                                                 Hyundai Motor                           12,500        159,496
  de Exportaciones, Cl. E               10,900        365,804         Kookmin Bank                             9,000        129,909
                                                                      Kookmin Bank, GDR                       11,600 b      168,490
Philippines--3.2%                                                     Korea Electric Power                     5,000        102,476
Bank of the Philippine Islands          92,900        133,676         Korea Electric Power, ADR               70,750        771,175
La Tondena Distillers                  173,500        134,705         Korea Fine Chemical                      9,680        173,691
Manila Electric, Cl. B                 413,400        526,379         Pohang Iron & Steel                         10            805
Philippine Long Distance                                              Pohang Iron & Steel, ADR                29,200        654,080
  Telephone, ADR                        16,600        272,240         SK                                      55,200        655,911
Universal Robina                       561,000         66,786         SK Telecom, ADR                         16,200        315,738
                                                    1,133,786         Samsung                                 50,570        288,349
Poland--1.2%                                                          Samsung Electronics, GDR                 4,500 b      364,950
Bank Polska Kasa Opieki                  6,550 a      108,464         Samsung SDI                              3,100        158,467
KGHM Polska Miedz                       37,100 a      212,131                                                             4,627,893


                                                                    The Funds 43

------------------------------------------------------------------------------------------------------------------------------------
Common Stocks (continued)               Shares      Value ($)                                                 Shares      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Taiwan--4.8%                                                          United Kingdom--1.0%
Asustek Computer, GDR                   62,000        274,350         South African Breweries                 47,300        353,582
China Steel                            297,000        197,388
China Steel, ADR                        12,000 b      158,700         Total Common Stocks
Compal Electronics                      12,000         18,918           (cost $31,211,544 )                              31,865,256
Compal Electronics, GDR                 32,500        276,250         --------------------------------------------------------------
D-Link                                   2,000          2,807         Preferred Stocks--1.7%
D-Link, GDR                             45,300 b      308,040         --------------------------------------------------------------
Standard Foods Taiwan                  417,520        152,940         Brazil--1.7%
Standard Foods Taiwan, GDR               2,239 b        4,311         Banco do Estado de Sao Paulo             1,700         77,254
Taiwan Semicondutor Manufacturing       56,000 a      155,796         Companhia Energetica de Minas Gerais    26,800        402,033
Taiwan Semicondutor Manufacturing, ADR   9,950 a      187,359         Petroleo Brasileiro                      5,400        144,888
                                                    1,736,859
Thailand--1.3%                                                        Total Preferred Stocks
Saha-Union                             448,100        140,356           (cost $616,050 )                                    624,175
Thai Farmers Bank                      500,000 a      330,626         --------------------------------------------------------------
                                                      470,982                                              Principal
Turkey--2.1%                                                          Short-Term Investments--8.3%        Amount ($)      Value ($)
Akcansa Cimento                     26,709,500        159,416         --------------------------------------------------------------
Hurriyet Gazetecilik ve Matbaacilik 29,206,000 a       90,217         Repurchase Agreement
Tupras-Turkiye Petrol Rafinerileri   5,259,000        151,433         Bear Stearns & Co., Tri-Party Repurchase
Turcell Iletisim Hizmetleri, ADR        20,950 a      100,560           Agreement 5.35% dated 2/28/2001
Turk Ekonomi Bankasi, GDR               34,100 a      108,267           to be repurchased at $3,000,446 on
Uzel Makina Sanayii, ADR                24,600 a       26,445           3/1/2001, collateralized by $3,085,000
Yapi ve Kredi Bankasi               39,183,800 a      127,191           U.S. Treasury Bill due 4/26/2001,
                                                      763,529           value $3,061,554
                                                                        (cost $3,000,000)                  3,000,000      3,000,000
                                                                      --------------------------------------------------------------
                                                                      Total Investments (cost $34,827,594)     98.6%     35,489,431

                                                                      Cash and Receivables (Net)                1.4%        490,323

                                                                      Net Assets                              100.0%     35,979,754



a  Non-income producing.

b Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2001, these securities amounted to $5,062,427 or approximately 14.1% of net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Balanced Fund
--------------------------------------------------------------------------------
Common Stocks--40.2%                                  Shares         Value ($)
--------------------------------------------------------------------------------
Consumer Cyclical--3.7%
Best Buy                                              16,200 a         663,552
CVS                                                    8,700           530,700
Costco Wholesale                                      25,500 a       1,064,625
Federated Department Stores                           15,100 a         730,085
Ford Motor                                                 1                28
Harley-Davidson                                       18,600           806,310
Home Depot                                            33,900         1,440,750
Kohl's                                                 9,400 a         619,554
Limited                                               44,700           788,955
Lowe's Cos.                                           22,100         1,234,948
RadioShack                                            16,500           706,200
Safeway                                               18,500 a       1,004,735
Target                                                51,900         2,024,100
US Airways Group                                      14,700 a         607,110
Wal-Mart Stores                                       83,830         4,199,045
                                                                    16,420,697
Consumer Staples--2.5%
Archer-Daniels-Midland                                49,500           744,975
Avon Products                                         12,000           509,520
Coca-Cola                                             41,800         2,216,654
Estee Lauder Cos., Cl. A                              11,500           444,360
General Mills                                         20,100           901,485
H. J. Heinz                                           16,800           715,344
PepsiCo                                               28,800         1,327,104
Procter & Gamble                                      29,500         2,079,750
Quaker Oats                                           12,800         1,248,256
Ralston Purina Group                                  27,300           851,214
                                                                    11,038,662
Energy--3.2%
Diamond Offshore Drilling                             11,300           473,470
El Paso                                               14,145           994,394
Exxon Mobil                                           60,200         4,879,210
Halliburton                                           13,300           529,606
Kerr-McGee                                            14,640           946,330
Nabors Industries                                      8,000 a         453,600
Noble Drilling                                        14,800 a         688,940
Royal Dutch Petroleum, NY Shares                      37,100         2,164,043
Texaco                                                30,300         1,942,230
USX-Marathon Group                                    27,500           759,550
Valero Energy                                         11,900           436,135
                                                                    14,267,508
Health Care--5.1%
ALZA                                                  14,400 a         569,520
Abbott Laboratories                                   38,300         1,876,317



                                                                    The Funds 45

--------------------------------------------------------------------------------
Common Stocks (continued)                              Shares         Value ($)
--------------------------------------------------------------------------------
Health Care (continued)
American Home Products                                 35,600         2,199,012
Amgen                                                  27,500 a       1,981,719
Cardinal Health                                        11,100         1,126,650
Elan, ADR                                              14,900 a         818,904
Eli Lilly & Co.                                        20,461         1,625,831
Genentech                                               8,500 a         446,250
Genzyme                                                 7,600 a         668,325
Guidant                                                12,500 a         637,125
Medtronic                                              31,300         1,601,934
Pfizer                                                121,575         5,470,875
Pharmacia                                              31,500         1,628,550
Quest Diagnostics                                       6,700 a         706,180
Schering-Plough                                        42,600         1,714,650
                                                                     23,071,842
Interest Sensitive--8.9%
ACE                                                    16,600           607,560
Ambac Financial Group                                  12,850           724,740
American General                                       16,600         1,265,584
Allstate                                               25,602         1,020,496
Bank of America                                        42,400         2,117,880
CIGNA                                                  11,500         1,261,205
Citigroup                                              87,666         4,311,414
Fannie Mae                                             22,300         1,777,310
First Data                                             13,200           815,232
FleetBoston Financial                                  56,540         2,332,275
General Electric                                      178,200         8,286,300
Hartford Financial Services Group                      22,800         1,455,780
J.P. Morgan Chase & Co.                                44,744         2,087,755
Lehman Brothers Holdings                               18,170         1,247,371
MBNA                                                   49,350         1,622,628
MGIC Investment                                         9,600           556,320
Merrill Lynch & Co.                                    27,800         1,665,220
PNC Financial Services Group                           14,300           993,850
Providian Financial                                    28,900         1,445,289
U.S. Bancorp                                           38,077           883,375
UnitedHealth Group                                     11,600           687,068
Washington Mutual                                      10,200           523,974
Wells Fargo                                            44,500         2,208,980
                                                                     39,897,606
Internet--.8%
AOL Time Warner                                        75,450 a       3,322,063
Juniper Networks                                        2,200 a         142,038
                                                                      3,464,101

--------------------------------------------------------------------------------
Common Stocks (continued)                           Shares           Value ($)
--------------------------------------------------------------------------------
Producer Goods--3.1%
Alcoa                                                21,200           758,112
Boeing                                               10,500           653,100
Canadian National Railway                            11,600           436,276
Caterpillar                                          11,800           490,880
Eastman Chemical                                     13,600           699,720
General Dynamics                                      5,600           381,808
International Paper                                  18,200           685,412
Lockheed Martin                                      14,200           531,932
Minnesota Mining & Manufacturing                     12,400         1,398,100
Praxair                                              19,400           865,240
Temple-Inland                                         7,800           371,202
Tidewater                                            12,700           618,490
Tyco International                                   60,900         3,328,185
United Parcel Service, Cl. B                         12,100           684,013
United Technologies                                  17,100         1,332,261
Westvaco                                             21,300           558,273
                                                                   13,793,004
Services--1.9%
Automatic Data Processing                            19,300         1,138,700
Clear Channel Communications                         17,064 a         975,208
Gannett                                              13,800           912,732
Omnicom Group                                        12,000         1,088,280
Viacom, Cl. B                                        30,991 a       1,540,263
Vodafone Group, ADR                                  20,100           548,931
VoiceStream Wireless                                  3,700 a         351,500
Walt Disney                                          49,000         1,516,550
Western Wireless, Cl. A                              11,300 a         476,719
                                                                    8,548,883
Technology--7.4%
Altera                                               27,600 a         638,250
Amdocs                                               10,200 a         663,102
Analog Devices                                       15,600 a         581,880
CIENA                                                 4,800 a         322,500
Cisco Systems                                       136,700 a       3,238,081
Comverse Technology                                   6,400 a         479,600
Corning                                              26,300           712,730
Danaher                                               7,700           488,488
Dell Computer                                        48,200 a       1,054,375
EMC                                                  25,300 a       1,005,928
Harris                                               22,800           572,508
Hewlett-Packard                                      23,100           666,435
International Business Machines                      31,700         3,166,830



                                                                    The Funds 47

--------------------------------------------------------------------------------
Common Stocks (continued)                             Shares         Value ($)
--------------------------------------------------------------------------------
Technology (continued)
Intel                                                 95,200         2,719,150
Linear Technology                                     18,500           733,063
Maxim Integrated Products                             15,500 a         714,938
Microsoft                                             83,800 a       4,944,200
Network Appliance                                     11,500 a         342,125
Nokia, ADR                                            17,000           374,000
Nortel Networks                                       40,360           746,256
Oracle                                               121,500 a       2,308,500
QUALCOMM                                              16,000 a         877,000
Sanmina                                               19,800 a         590,288
Siebel Systems                                        16,000 a         612,000
Solectron                                             27,200 a         741,200
Sun Microsystems                                      72,500 a       1,440,938
Tech Data                                             11,300 a         345,356
Tellabs                                               14,000 a         609,875
Texas Instruments                                     39,700         1,173,135
Unisys                                                21,800 a         357,084
                                                                    33,219,815
Tobacco--.4%
Philip Morris Cos.                                    36,600         1,763,388

Utilities--3.2%
Calpine                                               28,800 a       1,281,312
Exelon                                                20,500         1,340,085
GPU                                                   22,100           684,879
Public Service Enterprise Group                       13,600           609,416
Qwest Communications International                    44,576 a       1,647,975
Reliant Energy                                        25,500         1,071,255
SBC Communications                                    78,007         3,720,934
Sprint                                                41,900           936,884
Verizon Communications                                37,100         1,836,450
WorldCom                                              67,700 a       1,125,513
                                                                    14,254,703
Total Common Stocks
  (cost $130,844,212)                                              179,740,209
------------------------------------------------------------------------------
                                                  Principal
Bonds and Notes--46.5%                            Amount ($)         Value ($)
------------------------------------------------------------------------------
Asset Backed--.7%
Citibank Credit Card Master Trust I,
  Ser. 1999-1, Cl. A, 5.5%, 2006                   3,000,000         3,016,080

Banking--3.8%
BSCH Issuances,
  Sub. Notes, 7.625%, 2010                         1,852,575         1,978,097

--------------------------------------------------------------------------------
                                                  Principal
Bonds and Notes (continued)                      Amount ($)          Value ($)
------------------------------------------------------------------------------

Banking (continued)
First Union National Bank of Florida,
  Medium-Term Notes, 6.18%, 2006                   4,000,000 b       3,940,292
FleetBoston Financial, Notes,
  6.375%, 2008                                     4,250,000         4,240,892
HSBC Bank, Notes,
  7.65%, 2007                                      2,000,000         2,116,254
National Westminster Bank,
  Notes, 7.375%, 2009                              2,500,000         2,667,650
U.S. Bank, N.A.
  Sub. Notes, 5.7%, 2008                           2,000,000         1,900,192
                                                                    16,843,377
Brokerage Firm--.4%
Merrill Lynch & Co.,
  Medium-Term Notes, Ser.B, 6.15%, 2006            1,950,000         1,964,319

Commercial Mortgage Pass-Through Ctfs.--2.4%
Asset Securization:
  Ser. 1995-MD IV, Cl. A1, 7.1%, 2029              2,376,708         2,488,437
  Ser. 1997-D4, Cl. ACS1, 1.5%, 2029
    (Interest Only Obligation)                    12,233,864 c,d       158,658
Federal Home Loan Mortgage Corp.,
  Ser. 1552, Cl. H, 6.75%, 2022                    5,606,000         5,701,344
GS Mortgage Securities II,
  Ser. 1998-GLII, Cl. A2, 6.562%, 2031             2,375,000         2,434,161
                                                                    10,782,600
Energy--.9%
Coastal,
  Notes, 7.75%, 2010                               1,950,000         2,098,644
Conoco,
  Notes, 6.95%, 2029                               2,000,000         2,018,340
                                                                     4,116,984
Finance--2.2%
Capital One Financial,
  Notes, 7.25%, 2003                               1,900,000         1,900,593
EOP Operating,
  Notes, 8.375%, 2006                              1,980,000         2,128,930
Ford Motor Credit:
  Notes, 7.375%, 2009                              1,500,000         1,535,895
  Notes, 7.60%, 2005                               2,000,000         2,081,994
General Electric Capital,
  Notes, 6.81%, 2003                               2,000,000         2,077,114
                                                                     9,724,526
Insurance--.4%
American General,
  Notes, 6.625%, 2029                              2,000,000         1,889,134




                                                                    The Funds 49

--------------------------------------------------------------------------------
                                                   Principal
Bonds and Notes (continued)                        Amount ($)          Value ($)
--------------------------------------------------------------------------------
Media--.8%
News America Holdings,
  Sr. Gtd. Deb., 8.25%, 2018                         3,750,000         3,776,715

Other--.5%
Quebec Province,
  Notes, 7.295%, 2006                                1,110,000 e       1,181,292
United Mexican States,
  Bonds, 9.875%, 2007                                  975,000         1,043,250
                                                                       2,224,542
Retail--.8%
Federated Department Stores,
  Notes, 6.3%, 2006                                  3,500,000         3,383,025

Technology--.4%
Lucent Technologies,
  Deb., 6.45%, 2029                                  2,350,000         1,676,723

Telecommunications--1.5%
Qwest Capital Funding,
  Bonds, 7.75%, 2031                                 2,000,000 f       1,980,178
Telefonica Europe, Company Guaranteed,
  Gtd. Notes, 8.25%, 2030                            2,500,000         2,668,046
WorldCom,
  Notes, 6.125%, 2001                                2,000,000         2,003,062
                                                                       6,651,286

Transportation--1.0%
Hertz,
  Notes, 8.25%, 2005                                 4,000,000         4,241,240

U.S. Government & Agencies--30.7%
Federal Home Loan Bank,
  Notes, 6.75%, 5/1/2002                             8,000,000         8,184,160

Federal Home Loan Mortgage Corp.:
  Notes, 5.25%, 1/15/2006                            5,250,000         5,255,009
  Notes, 5.5%, 9/1/2006                              4,588,344         4,520,942
  Bonds, 6%, 11/15/2022                              1,504,704         1,498,836
  Bonds, 6.25%, 11/15/2028                           2,250,000         2,177,392
  Bonds, 6.5%, 1/15/2009-3/15/2029                  10,700,000        10,680,885
  Bonds, 6.75%, 12/15/2021                           3,125,000         3,161,931
  Bonds, 7%, 10/1/2030                               4,288,624         4,342,232
  Bonds, 8.5%, 6/1/2018                              3,916,892         4,106,587

Federal National Mortgage Association:
  Notes, 5.625%, 5/14/2004                           4,000,000         4,064,120
  Bonds, 6%, 8/1/2029-7/1/2030                      10,361,834        10,139,266
  Bonds, 6.5%, 8/1/2029-12/1/2029                   10,057,693        10,032,549
  Notes, 7%, 6/1/2009                                1,812,662         1,859,103
  Notes, 7.125%, 6/15/2010                           4,000,000         4,414,060
  Bonds, 7.25%, 5/15/2030                            3,000,000         3,476,610
  Notes, 8%, 2/1/2013                                2,029,334         2,106,063

Federal National Mortgage Association,
  Note, 7.3%, 7/19/2005                              4,600,000         4,753,571

--------------------------------------------------------------------------------
                                                    Principal
Bonds and Notes (continued)                         Amount ($)         Value ($)
--------------------------------------------------------------------------------
U.S. Government & Agencies (continued)
Government National Mortgage Association I:
  6%, 10/15/2008-2/15/2009                           2,831,335         2,861,144
  6.5%, 2/15/2024-5/15/2028                          8,919,053         8,926,980
  7%, 5/15/2023-11/15/2023                           3,035,014         3,091,921
  7.5%, 3/15/2027                                    2,006,069         2,059,351
  8%, 2/15/2008                                      1,236,639         1,286,105
  9%, 12/15/2009                                     2,200,198         2,326,710
U.S. Treasury Bonds:
  7.875%, 2/15/2021                                  4,500,000         5,782,680
  5.25%, 2/15/2029                                   7,250,000         6,975,225
U.S. Treasury Notes:
  5.75%, 8/15/2003                                   4,500,000         4,629,060
  6.5%, 10/15/2006                                   1,275,000         1,380,187
  6.625%, 4/30/2002                                  4,750,000         4,862,526
  5.875%, 11/15/2004                                 8,200,000         8,531,444
                                                                     137,486,649

Total Bonds and Notes
  (cost $201,256,986)                                                207,777,200
--------------------------------------------------------------------------------
Regulated Investment Companies--11.4%                    Shares        Value ($)
--------------------------------------------------------------------------------
MPAM Emerging Markets Fund                             588,971         7,403,370
MPAM International Fund                              1,565,143        19,830,373
MPAM Mid Cap Stock Fund                              2,131,937        23,856,376
  (cost $54,042,159)                                                  51,090,119
--------------------------------------------------------------------------------
                                                    Principal
Short-Term Investments--3.4%                        Amount ($)         Value ($)
--------------------------------------------------------------------------------
Commercial Paper--1.7%
American Express, 5.44%, 3/13/2001                 7,750,000         7,750,000
Repurchase Agreement--1.7%
Salomon Smith Barney, Tri-Party Repurchase
  Agreement, 5.48%, dated 2/28/2001, due
  3/1/2001 in the amount of $7,616,159 (fully
  collateralized by Federal Home Loan Mortgage
  Corp. Discount Note, 4.89%, 5/31/2001,
  value $7,767985)                                 7,615,000         7,615,000
Total Short-Term Investments
  (cost $15,365,000)                                                15,365,000
--------------------------------------------------------------------------------

Total Investments (cost $401,508,357)                    101.5%    453,972,528

Liabilities, Less Cash and Receivables                    (1.5%)    (6,749,429)

Net Assets                                               100.0%    447,223,099


a  Non-income producing.
b Reflects date security can be redeemed at holder's option; the stated maturity is 2/15/2036.
c  Variable rate security-- interest rate subject to periodic change.
d  Notional face amount shown.
e Reflects date security can be redeemed at holder's option; the stated maturity is 7/22/2026.
f Securities exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2001, this security amounted to $1,980,178 or approximately .44% of net assets.

See notes to financial statements.



                                                                    The Funds 51

STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Bond Fund
--------------------------------------------------------------------------------
                                                  Principal
Bonds and Notes--95.8%                            Amount ($)          Value ($)
--------------------------------------------------------------------------------
Asset-Backed Ctfs./Finance--1.4%
CitiBank Credit Card Master Trust I,
  Ser. 1999-1, Cl. A, 5.5%, 2006                   8,750,000         8,796,900

Automotive--1.2%
Ford Motor,
  Notes, 7.45%, 2031                               6,300,000         6,115,920
Hertz,
  Sr. Notes, 8.25%, 2005                           1,500,000         1,590,465
                                                                     7,706,385
Banking--4.4%
BSCH Issuances,
  Sub. Notes, 7.625%, 2010                         5,000,000         5,274,925
Capital One Financial,
  Notes, 7.25%, 2003                               5,150,000         5,151,607
First Union National Bank of Florida,
  Medium-Term Notes, 6.18%, 2006                   9,150,000 a       9,013,418
Fleet Financial Group,
  Notes, 6.375%, 2008                              4,000,000         3,991,428
U.S. Bank, N. A.,
  Sub. Notes, 5.7%, 2008                           5,250,000         4,988,004
                                                                    28,419,382
Brokerage Firms--1.9%
Lehman Brothers Holdings,
  Notes, 7.75%, 2005                               6,500,000         6,840,360
Merrill Lynch & Co.,
  Medium-Term Notes, Ser. B, 6.15%, 2006           5,750,000         5,792,222
                                                                    12,632,582
Collateralized Mortgage Obligations--8.6%
Countrywide Funding,
  Ser. 1994-10, Cl. A5, 6%, 2009                     245,011           244,070
Federal Home Loan Mortgage Corp.,
  Multiclass Mortgage Participation Ctfs., REMIC:
    Ser. 1546, Cl. G, 6.75%, 12/15/2021           12,215,000        12,359,357
    Ser. 1552, Cl. H, 6.75%, 11/15/2022           16,000,000        16,272,120
    Ser. 1660, Cl. H, 6.5%, 1/15/2009              6,175,000         6,253,114
    Ser. 2019, Cl. D, 6.5%, 7/15/2021              5,444,536         5,445,869
    Ser. 2095, Cl. CB, 6.25%, 11/15/2028           6,250,000         6,048,313
    Ser. 2218, Cl. A, 6%, 11/15/2022               4,084,197         4,068,269
Federal National Mortgage Association,
  Multiclass Mortgage Participation Ctfs., REMIC,
  Ser. 1992-18, Cl. HC, 7.5%, 3/25/2007            4,795,426         4,902,747
                                                                    55,593,859
Commercial Mortgage Pass-Through Ctfs.--2.5%
Asset Securitization:
  Ser. 1995-MD IV, Cl. A1, 7.1%, 2029              7,147,378         7,487,914
  Ser. 1997-D4, Cl. A-CS1, 1.5%, 2029
    (Interest Only Obligation)                    22,281,703 b,c       288,966

--------------------------------------------------------------------------------
                                                    Principal
Bonds and Notes (continued)                        Amount ($)          Value ($)
--------------------------------------------------------------------------------
Commercial Mortgage Pass-Through Ctfs. (continued)
GS Mortgage Securities II,
  Ser. 1998-GLII, Cl. A2, 6.562%, 2031             6,250,000         6,405,688
Nomura Asset Securities,
  Ser. 1993-1, Cl. A1, 6.68%, 2001                 2,032,260         2,046,242
                                                                    16,228,810
Energy--1.0%
Conoco,
  Sr. Notes, 6.95%, 2029                           6,300,000         6,357,771

Finance--3.1%
Ford Motor Credit:
  Notes, 7.375%, 2009                              5,750,000         5,887,598
  Notes, 7.6%, 2005                                6,500,000         6,766,481
General Electric Capital,
  Medium-Term Notes, Ser. A, 6.81%, 2003           1,000,000         1,038,557
Household Finance,
  Notes, 6%, 2004                                  6,500,000         6,502,275
                                                                    20,194,911
Foreign/Governmental--.5%
United Mexican States,
  Bonds, 9.875%, 2007                              2,875,000         3,076,250

Foreign/Yankee--4.2%
Midland Bank,
  Sub. Notes, 7.65%, 2007                          4,750,000 d       5,026,103
National Australia Bank,
  Sub. Notes, 6.4%, 2007                           5,750,000 b       5,783,753
National Westminster Bank,
  Sub. Notes, 7.375%, 2009                         7,000,000         7,469,420
Province of Quebec,
  Medium-Term Notes, 7.295%, 2006                  1,250,000 e       1,330,284
Telefonica Europe,
  Gtd. Notes, 8.25%, 2030                          7,000,000         7,470,533
                                                                    27,080,093
Industrial--1.9%
Cox Communications,
  Notes, 6.5%, 2002                                4,250,000         4,292,449
WMX Technologies,
  Sr. Notes, 7.1%, 2003                            8,000,000 f       8,037,680
                                                                    12,330,129
Insurance--.8%
American General,
  Sr. Notes, 6.625%, 2029                          5,500,000         5,195,118

Media/Entertainment--1.4%
News America Holdings,
  Sr. Gtd. Deb., 8.25%, 2018                       9,150,000         9,215,185





                                                                    The Funds 53

--------------------------------------------------------------------------------
                                                   Principal
Bonds and Notes (continued)                        Amount ($)        Value ($)
--------------------------------------------------------------------------------
Oil Services--1.0%
Coastal,
  Notes, 7.75%, 2010                               5,750,000         6,188,311

Real Estate--.8%
EOP Operating,
  Notes, 8.375%, 2006                              5,150,000         5,537,368

Retail--.9%
Federated Department Stores,
  Notes, 6.3%, 2009                                5,750,000         5,557,829

Telecommunication--3.6%
Lucent Technologies,
  Deb, 6.45%, 2029                                 6,300,000         4,495,044
Qwest Capital Funding:
  Bonds, 7.75%, 2031                               6,500,000 g       6,435,579
  Notes, 7.25%, 2011                               9,000,000 g       9,036,531
WorldCom,
  Sr. Notes, 6.125%, 2001                          3,500,000         3,505,359
                                                                    23,472,513
U.S. Governments--16.6%
U.S. Treasury Bonds:
  5.25%, 2/15/2029                                21,000,000        20,204,100
  7.875%, 2/15/2021                               13,000,000        16,705,520
U.S. Treasury Notes:
  5.75%, 8/15/2003                                16,000,000        16,458,880
  5.875%,11/15/2004                               22,850,000        23,773,597
  6%, 8/15/2009                                    5,750,000         6,142,897
  6.5%, 10/15/2006                                 3,875,000         4,194,687
  6.625%, 4/30/2002                               19,400,000        19,859,586
                                                                   107,339,267
U.S. Government Agencies--14.4%
Federal Home Loan Banks,
  Notes, 6.75%, 5/1/2002                          18,000,000        18,414,360
Federal Home Loan Mortgage Corp.,
  Notes, 5.25%, 1/15/2006                         22,500,000        22,521,465
Federal National Mortgage Association:
  Bonds, 7.25%, 5/15/2030                          9,250,000        10,719,547
  Notes, 5.625%, 5/14/2004                        13,000,000        13,208,390
  Notes, 7.125%, 6/15/2010                        16,500,000        18,207,997
  Notes, 7.3%, 7/19/2005                          10,000,000        10,333,850
                                                                    93,405,609
U.S. Government Agencies/Mortgage-Backed--25.6%
Federal Home Loan Mortgage Corp.:
  5.5%, 9/1/2006                                  12,034,419        11,857,634
  6.5%                                            24,225,000 h      24,141,666
  7%, 10/1/2030                                   10,639,043        10,772,031
  8.5%, 6/1/2018                                  14,103,266        14,786,287

--------------------------------------------------------------------------------
                                                    Principal
Bonds and Notes (continued)                        Amount ($)      Value ($)
--------------------------------------------------------------------------------
U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association:
  6%, 7/1/2030                                    18,435,700        18,043,941
  6.5%, 8/1/2029-12/1/2029                        18,177,820        18,132,376
  7%, 6/1/2009                                     4,417,338         4,530,510
  8%, 5/1/2008-2/1/2013                            6,959,744         7,212,596
Government National Mortgage Association I:
  6%, 10/15/2008-5/15/2009                         5,132,826         5,187,194
  6.5%, 2/15/2024-5/15/2028                       24,845,629        24,864,592
  7%, 5/15/2023-11/15/2023                         7,764,243         7,909,823
  7.5%, 3/15/2027                                  7,887,544         8,097,037
  8%, 2/15/2008                                    2,719,983         2,828,782
  9%, 12/15/2009                                   6,856,281         7,250,518
                                                                   165,614,987
Total Bonds and Notes
  (cost $603,735,098)                                              619,943,259
------------------------------------------------------------------------------


Short-Term Investments--7.2%
------------------------------------------------------------------------------
Commercial Paper--3.8%
American Express,
  5.44%, 3/13/2001                                24,225,000        24,225,000

Repurchase Agreements--3.4%
J P Morgan  Securities,  5.37%
Dated  2/28/2001,  due  3/1/2001  in the
   amount    of    $22,222,314    (fully
   collateralized  by  $18,259,000  U.S.
   Treasury  Bonds,  7.5%,   11/15/2016,
   value $23,065,889)                             22,219,000        22,219,000


Total Short-Term Investments
  (cost $46,444,000)                                                46,444,000

------------------------------------------------------------------------------

Total Investments (cost $650,179,098)                  103.0%      666,387,259

Liabilities, Less Cash and Receivables                  (3.0%)     (19,137,596)

Net Assets                                             100.0%      647,249,663

a Reflects date security can be redeemed at holder's option; the stated maturity is 2/15/2036.
b  Variable rate security--interest rate subject to periodic change.
c  Notional face amount shown.
d Reflects date security can be redeemed at holder's option; the stated maturity is 5/1/2025.
e Reflects date security can be redeemed at holder's option; the stated maturity is 7/22/2026.
f Reflects date security can be redeemed at holder's option; the stated maturity is 8/15/2026.
g Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2001, these securities amounted to $15,472,110 or 2.4% of net assets.
h  Purchased on a forward commitment basis.

See notes to financial statements.

                                                                    The Funds 55

STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Intermediate Bond Fund
--------------------------------------------------------------------------------
                                                   Principal
Bonds and Notes--95.9%                             Amount ($)          Value ($)
--------------------------------------------------------------------------------
Asset-Backed Ctfs./Finance--3.3%
CitiBank Credit Card Master Trust I,
  Ser. 1999-1, Cl. A, 5.5%, 2006                    5,000,000         5,026,800
Discover Card Master Trust I,
  Ser. 1998-7, Cl. A, 5.6%, 2006                    8,000,000         8,064,880
                                                                     13,091,680
Asset-Backed Ctfs./Home Equity Loans--1.1%
EQCC Home Equity Loan Trust,
  Ser. 1996-4, Cl. A7, 7.14%, 2023                  4,000,000         4,127,720

Banking--4.2%
BSCH Issuances,
  Sub. Notes, 7.625%, 2010                          3,250,000         3,428,701
Capital One Financial,
  Notes, 7.25%, 2003                                3,400,000         3,401,061
Fleet Financial Group,
  Notes, 6.375%, 2008                               6,500,000         6,486,070
U.S. Bank, N. A.,
  Sub. Notes, 5.7%, 2008                            3,250,000         3,087,812
                                                                     16,403,644
Broadcasting--1.4%
Clear Channel Communications,
  Sr. Notes, 7.65%, 2010                            5,000,000         5,296,855

Brokerage Firms--2.1%
Lehman Brothers Holdings,
  Notes, 7.75%, 2005                                4,250,000         4,472,543
Merrill Lynch & Co.,
  Medium-Term Notes, Ser. B, 6.15%, 2006            3,525,000         3,550,884
                                                                      8,023,427
Collateralized Mortgage Obligations--3.6%
Federal Home Loan Mortgage Corp.,
  Multiclass Mortgage Participation Ctfs.,
  REMIC, Ser. 2134, Cl. PM, 5.5%, 3/15/2014         5,250,000         5,046,825
Federal National Mortgage Association,
  Multiclass Mortgage Participation Ctfs., REMIC:
    Ser. 1992-93, Cl. K, 8%, 1/25/2005              1,447,215         1,448,836
    Ser. 1997-34, Cl. A, 7.5%, 5/18/2024              367,308           366,669
Government National Mortgage Association,
  Multiclass Mortgage Participation Ctfs., REMIC,
  Ser. 1996-14, Cl. E, 7%, 11/16/2005               7,250,000         7,411,385
                                                                     14,273,715
Commercial Mortgage Pass-Through Ctfs.--1.9%
GS Mortgage Securities II,
  Ser. 1998-GLII, Cl. A2, 6.562%, 2031              4,250,000         4,355,868
Nomura Asset Securities,
  Ser. 1993-1, Cl. A1, 6.68%, 2001                  2,917,276         2,937,347
                                                                      7,293,215

--------------------------------------------------------------------------------
                                                   Principal
Bonds and Notes (continued)                          Amount ($)      Value ($)
--------------------------------------------------------------------------------
Finance-4.9%
Ford Motor Credit:
  Notes, 7.375%, 2009                              2,750,000         2,815,807
  Notes, 7.6%, 2005                                4,250,000         4,424,237
General Electric Capital:
  Medium-Term Notes, Ser. A, 5.5%, 2002            5,000,000         5,028,450
  Medium-Term Notes, Ser. A, 6.81%, 2003           2,400,000         2,492,537
Household Finance:
  Notes, 6%, 2004                                  2,350,000         2,350,822
  Notes, 8%, 2005                                  1,900,000         2,027,102
                                                                    19,138,955
Foreign/Governmental--.5%
United Mexican States,
  Bonds, 9.875%, 2007                              1,750,000         1,872,500

Foreign/Yankee--4.5%
Midland Bank,
  Sub. Notes, 7.65%, 2007                          3,250,000 a       3,438,913
National Australia Bank,
  Sub. Notes, 6.4%, 2007                           3,525,000 b       3,545,692
National Westminster Bank,
  Sub. Notes, 7.375%, 2009                         4,000,000         4,268,240
Telefonica Europe,
  Gtd. Notes, 7.75%, 2010                          6,000,000         6,310,500
                                                                    17,563,345
Industrial--2.9%
Cox Communications,
  Notes, 6.5%, 2002                                3,000,000         3,029,964
Crown Cork & Seal,
  Sr. Notes, 7.125%, 2002                          2,000,000         1,650,000
WMX Technologies,
  Sr. Notes, 7.1%, 2003                            6,500,000 c       6,530,615
                                                                    11,210,579
Media/Entertainment--1.7%
News America Holdings,
  Gtd. Sr. Notes, 7.43%, 2006                      6,500,000 d       6,670,813

Real Estate--1.0%
EOP Operating,
  Notes, 8.375%, 2006                              3,750,000         4,032,064

Residential Mortgage Pass-Through Ctfs.--1.7%
Countrywide Home Loans,
  Ser. 1998-9, Cl. 2A1, 6.5%, 2013                 6,711,189         6,774,610

Retail--.9%
Federated Department Stores,
  Notes, 6.3%, 2009                                3,500,000         3,383,027




                                                                    The Funds 57

--------------------------------------------------------------------------------
                                                  Principal
Bonds and Notes (continued)                       Amount ($)        Value ($)
--------------------------------------------------------------------------------
Telecommunication--3.0%
Nortel Networks,
  Notes, 6.125%, 2006                              5,000,000         4,852,500
Qwest Capital Funding,
  Notes, 7.25%, 2011                               7,000,000 e       7,028,413
                                                                    11,880,913
U.S. Governments--36.1%
U.S. Treasury Bonds:
  7.875%, 2/15/2021                                6,000,000         7,710,240
U.S. Treasury Notes:
  5.75%, 8/15/2010                                20,000,000        21,091,600
  5.875%, 11/15/2004                              24,750,000        25,750,395
  6.25%, 8/31/2002                                20,000,000        20,496,800
  6.5%, 8/15/2005                                  5,000,000         5,356,450
  6.5%, 10/15/2006                                28,250,000        30,580,625
  6.625%, 4/30/2002                               19,000,000        19,450,110
  6.75%, 5/15/2005                                10,000,000        10,768,500
                                                                   141,204,720
U.S. Government Agencies--13.5%
Federal Farm Credit Banks,
  Bonds, 5.25%, 5/1/2002                           6,250,000         6,288,819
Federal Home Loan Banks,
  Notes, 6.75%, 5/1/2002                          11,500,000        11,764,730
Federal Home Loan Mortgage Corp.,
  Notes, 5.25%, 1/5/2006                          13,500,000        13,512,879
Federal National Mortgage Association:
  Notes, 5.625%, 5/14/2004                        11,250,000        11,430,338
  Notes, 7.125%, 6/15/2010                         4,250,000         4,689,939
  Notes, 7.3%, 7/19/2005                           5,000,000         5,166,925
                                                                    52,853,630
U.S. Government Agencies/Mortgage-Backed--5.9%
Federal Home Loan Mortgage Corp.:
  6%, 12/1/2004                                    7,019,293         7,017,047
  6.5%, 3/1/2004                                   1,775,375         1,795,899
Federal National Mortgage Association:
  5.5%, 6/1/2006                                   5,121,596         5,063,978
  7%, 6/1/2009                                     3,003,670         3,080,624
Government National Mortgage Association I:
  6.5%, 9/15/2013                                  4,014,430         4,089,701
  8%, 2/15/2008                                    2,084,263         2,167,634
                                                                    23,214,883
Utilities--1.7%
Tennessee Gas Pipeline,
  Bonds, 7%, 2007                                  6,500,000 f       6,611,286

Total Bonds and Notes
  (cost $366,321,141)                                              374,921,581

---------------------------------------------------------------------------
                                                  Principal
Short-Term Investments--3.1%                      Amount ($)      Value ($)
---------------------------------------------------------------------------
RepurchaseAgreements;
Salomon Smith Barney, 5.2%
  dated 2/28/2001, due 3/1/2001 in the
  amount of $12,316,779 (fully collateralized
  by $11,185,000 U.S. Treasury Bonds, 8.75%,
  due 11/15/2003, value $12,856,280)
  (cost $12,315,000)                             12,315,000     12,315,000
---------------------------------------------------------------------------

Total Investments (cost $378,636,141)                 99.0%    387,236,581

Cash and Receivables (Net)                             1.0%      4,016,276

Net Assets                                           100.0%    391,252,857


a Reflects date security can be redeemed at holder's option; the stated maturity is 5/1/2025.
b  Variable rate security--interest rate subject to periodic change.
c Reflects date security can be redeemed at holder's option; the stated maturity is 8/15/2026.
d Reflects date security can be redeemed at holder's option; the stated maturity is 10/1/2026.
e Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2001, these securities amounted to $7,028,413 or 1.8% of net assets.
f Reflects date security can be redeemed at holder's option; the stated maturity is 3/15/2027.

See notes to financial statements.



                                                                    The Funds 59

STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Short-Term U.S. Government Securities Fund
--------------------------------------------------------------------------------
                                                       Principal
Bonds and Notes--98.8%                                 Amount ($)      Value ($)
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations--4.2%
Federal Home Loan Mortgage Corp.,
  Multiclass Mortgage Participation Ctfs., REMIC,
  Ser. 2106, Cl. BC, 5.5%, 6/15/2017                    2,312,999      2,314,442
Federal National Mortgage Association,
  Multiclass Mortgage Participation Ctfs., REMIC,
  Ser. 1994-38, Cl. PG, 6.2%, 7/25/2021                 1,664,000      1,671,763
                                                                       3,986,205
U.S. Governments--63.3%
U.S. Treasury Notes:
  5.75%, 8/15/2003                                      8,000,000      8,229,440
  5.875%, 2/15/2004                                     2,500,000      2,586,900
  5.875%, 11/15/2004                                    5,500,000      5,722,310
  6%, 8/15/2004                                         2,000,000      2,085,220
  6.125%, 12/31/2001                                    6,000,000      6,076,620
  6.25%, 10/31/2001                                     6,000,000      6,061,860
  6.375%, 6/30/2002                                     3,500,000      3,583,195
  6.375%, 8/15/2002                                     8,500,000      8,724,230
  6.5%, 8/31/2001                                         500,000        504,285
  6.5%, 5/31/2002                                       8,400,000      8,597,820
  6.625%, 4/30/2002                                     8,000,000      8,189,520
                                                                      60,361,400
U.S. Government Agencies--28.9%
Federal Home Loan Banks:
  Notes, 5.125%,1/13/2003                               2,000,000      2,012,500
  Notes, 5.125%, 9/15/2003                              2,500,000      2,511,900
  Notes, 6.75%, 5/1/2002                                4,750,000      4,859,345
Federal Home Loan Mortgage Corp.:
  Notes, 5.25%, 1/15/2006                               2,750,000      2,752,623
  Notes, 5.89%, 7/17/2003                               2,750,000      2,759,268
  Notes, 6.25%, 7/15/2004                               2,500,000      2,587,060
Federal National Mortgage Association:
  Medium-Term Notes, Ser. B, 6.03%, 5/15/2003           2,795,000      2,800,576
  Medium-Term Notes, Ser. B, 6.1%, 5/21/2003            2,925,000      2,931,815
  Notes, 5.625%, 5/14/2004                              1,700,000      1,727,251
  Notes, 7.3%, 7/19/2005                                2,500,000      2,583,463
                                                                      27,525,801
U.S. Government Agencies/Mortgage-Backed Ctfs.--2.4%
Federal Home Loan Mortgage Corp.,
  6%, 12/1/2004                                         2,270,638      2,269,911

Total Bonds and Notes
  (cost $93,474,669)                                                  94,143,317

-----------------------------------------------------------------------------
                                                       Principal
Short-Term Investments--.8%                            Amount ($)     Value ($)
-------------------------------------------------------------------------------
Repurchase Agreements;
Salomon Smith Barney, 5.2%
  Dated 2/28/2001, due 3/1/2001 in the
  amount of $807,117 (fully collateralized by
  $735,000 U.S. Treasury Bonds, 8.75%,
  11/15/2008, value $844,825)
  (cost $807,000)                                       807,000        807,000
-------------------------------------------------------------------------------

Total Investments (cost $94,281,669)                      99.6%     94,950,317

Cash and Receivables (Net)                                  .4%        387,095

Net Assets                                               100.0%     95,337,412
See notes to financial statements.



                                                                    The Funds 61

STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM National Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments--96.9%                Amount ($)      Value ($)
--------------------------------------------------------------------------------
Alabama--.6%
Alabama 5%, 6/1/2009                                   2,495,000     2,635,593

Alaska--1.0%
Anchorage, Electric Utility Revenue
  8%, 12/1/2010 (Insured; MBIA)                        1,000,000     1,281,640
Valdez Marine Terminal, Revenue
  (Sohio Pipeline--B P Oil)
  7.125%, 12/1/2025                                    3,000,000     3,163,350

Arizona--2.3%
Arizona Transportation Board, Highway Revenue
  5.25%, 7/1/2015                                      3,500,000     3,640,000
Maricopa County Unified School District:
  (Paradise Valley) 7%, 7/1/2011 (Insured; MBIA)       1,905,000     2,315,489
  (Scottsdale School) 6.60%, 7/1/2012                  1,250,000     1,494,013
Phoenix Industrial Development Authority, SFMR
  6.60%, 12/1/2029 (Collateralized; FNMA, GNMA)        2,595,000     2,753,866

California--5.4%
California:
  5.75%, 3/1/2008                                        190,000       204,005
  5.75%, 3/1/2008 (Prerefunded 3/1/2008)                  45,000 a      49,086
  5.75%, 3/1/2009                                         80,000        85,958
  5.75%, 3/1/2009 (Prerefunded 3/1/2005)                  15,000 a      16,385
California Statewide Community Development Authority
  MFHR:
    (Archstone/Seascape) 5.25%, 6/1/2029               4,000,000     4,059,920
    (Equity Residential) 5.20%, 12/1/2029              2,000,000     2,025,380
California Educational Facilities Authority
  (Pepperdine University) 5.75%, 9/15/2030             3,000,000     3,153,840
Foothill/Eastern Transportation Corridor Agency,
  Toll Road Revenue:
    Zero Coupon, 1/15/2020                             1,505,000     1,001,307
    Zero Coupon, 1/15/2026 (Insured; MBIA)             7,000,000     4,619,090
Kern High School District
  6.40%, 2/1/2012 (Insured; MBIA)                      2,000,000     2,385,460
Los Angeles Department of Water & Power,
  Waterworks Revenue 5.125%, 7/1/2041                  3,000,000     2,918,610
Metropolitan Water District, Waterworks Revenue
  5.50%, 7/1/2013 (Prerefunded 7/1/2002)               2,750,000 a   2,887,417

Colorado--1.6%
Colorada Housing Finance Authority
  (Single Family Program):
    4.25%, 10/1/2005                                     290,000       290,806
    7.10%, 5/1/2015                                      325,000       347,867
    6.05%, 10/1/2016                                     885,000       956,959
    6.75%, 10/1/2021                                   2,000,000     2,270,320
    7.55%, 11/1/2027                                     485,000       521,380
    6.80%, 11/1/2028                                     585,000       631,034
Jefferson County School District
    6.50%, 12/15/2010 (Insured; MBIA)                  1,500,000     1,763,430

--------------------------------------------------------------------------------
                                                       Principal
Long-Term Municipal Investments (continued)            Amount ($)    Value ($)
--------------------------------------------------------------------------------
Florida--.9%
Hillsborough County Educational Facilities Authority
  (University of Tampa Project)
  5.75%, 4/1/2008                                      3,650,000     3,849,984

Georgia--3.2%
DeKalb County, Water & Sewer Revenue
  6.25%, 10/1/2005                                     1,000,000     1,100,750
Fulton County, Water & Sewer Revenue
  5.25%, 1/1/2012 (Insured; FGIC)                      1,000,000     1,056,490
Georgia:
  7.20%, 3/1/2002                                      1,140,000     1,183,069
  6%, 3/1/2004                                         2,000,000     2,133,040
  6.10%, 3/1/2005                                      2,000,000     2,171,780
  5.95%, 3/1/2008                                      3,650,000     4,072,524
Henry County & Henry County Water & Sewer Authority
  5.625%, 2/1/2030 (Insured; FGIC)                       750,000       785,175
Municipal Electric Authority (Project One)
  6%, 1/1/2005 (Insured; AMBAC)                        1,295,000     1,390,843

Idaho--.1%
Boise-Kuna Irrigation District
  (Lucky Peak Hydroelectric Project)
  6.20%, 7/1/2001                                        550,000       555,346

Illinois--8.1%
Chicago, SFMR
  4.70% 10/1/2017 (Collateralized; FNMA,GNMA)          1,405,000     1,418,895
Chicago Metropolitan Water Reclamation District
  7.25% 12/1/2012                                      7,500,000     9,370,500
Chicago O'Hare International Airport
  Passenger Facility Charge Revenue:
    6%, 1/1/2005 (Insured; AMBAC)                      2,165,000     2,322,027
    5.625%, 1/1/2015 (Insured; AMBAC)                  2,000,000     2,093,340
Illinois:
  5.50%, 8/1/2003                                      2,100,000     2,187,087
  6.10%, 10/1/2003                                     2,270,000     2,395,645
  5.70%, 8/1/2008                                      2,000,000     2,129,720
  Sales Tax Revenue 6%, 6/15/2018                      4,215,000     4,228,910
Illinois Health Facilities Authority, Revenue
  (Community Provider Pooled Program):
    7.90%, 8/15/2003 (Insured; MBIA)                      56,000        60,034
    7.90%, 8/15/2003 (Insured; MBIA)                     556,000       558,041
Lake County Community Unitary School District
  (Waukegan) 5.625%, 12/1/2011 (Insured; FSA)          3,150,000     3,414,632
Regional Transportation Authority:
  7.75%, 6/1/2009 (Insured; FGIC)                      1,000,000     1,237,440
  7.75%, 6/1/2010 (Insured; FGIC)                      1,620,000     2,034,104
  7.75%, 6/1/2012 (Insured; FGIC)                      1,500,000     1,925,985




                                                                    The Funds 63

-------------------------------------------------------------------------------
                                                       Principal
Long-Term Municipal Investments (continued)            Amount ($)     Value ($)
-------------------------------------------------------------------------------
Indiana--1.2%
Indianapolis Airport Authority, Special Facilities
  (Federal Express Corp.)
  7.10%, 1/15/2017                                     2,745,000      2,916,837
Purdue University, University Student Fee Revenue
  6.75%, 7/1/2009 (Prerefunded 1/1/2005)               2,200,000      2,488,200

Kansas--.1%
Kansas Department of Transportation, Highway Revenue
  5.25%, 9/1/2019                                        615,000        622,780

Kentucky--1.1%
Danville, Multi-City Lease Revenue
  (Sewer & Drain System)
  6.75%, 3/1/2019 (Insured; MBIA)                      1,250,000      1,315,612
Kentucky Property & Buildings Commission, Revenue
  6%, 2/1/2014                                         2,000,000      2,213,020
Kentucky Turnpike Authority, EDR
  (Revitalizations Projects) 5.50%, 7/1/2011           1,000,000      1,051,610

Louisiana--.2%
Louisiana Public Facilities Authority, HR
  (Touro Infirmary) 5.625%, 8/15/2029                  1,000,000        906,280

Maine--.4%
Maine Municipal Bond Bank
  5.875%, 11/1/2003 (Insured; FSA)                     1,660,000      1,838,018

Massachusetts--3.6%
Massachusetts Commonwealth:
  5.50%, 7/1/2010 (Insured; AMBAC)                     2,400,000      2,586,624
  5.50%, 1/1/2011                                      5,000,000      5,441,450
Massachusetts Port Authority, Revenue
  5.75%, 7/1/2012                                      1,000,000      1,117,100
Massachusetts Housing Finance Agency, SFHR
  5.75%, 12/1/2029 (Insured; MBIA)                       870,000        885,495
Massachusetts Turnpike Authority,
  Western Turnpike Revenue
  5.55%, 1/1/2017 (Insured; MBIA)                      5,550,000      5,688,750

Michigan--.4%
Michigan Hospital Finance Authority, Revenue
  (Genesys Regional Medical Hospital)
  5.50%, 10/1/2008                                     1,505,000      1,638,644

Minnesota--.6%
Minnesota 5.40%, 8/1/2008                              2,000,000      2,105,420
Minnesota Housing Finance Agency, SFMR
  5.70%, 7/1/2022                                        395,000        397,694

Mississippi--.1%
Mississippi University Educational Building Corp.,
  Revenue 5.25%, 8/1/2016 (Insured; MBIA)                400,000        417,884

--------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments (continued)           Amount ($)     Value ($)
--------------------------------------------------------------------------------
Missouri--1.0%
Missouri Highways & Transport Commission
  Road Revenue:
    5.50%, 2/1/2010                                     2,000,000    2,186,340
    5.50%, 2/1/2011                                     2,000,000    2,191,320

Nevada--1.0%
Humboldt County, PCR (Sierra Pacific)
  6.55%, 10/1/2013 (Insured; AMBAC)                     2,000,000    2,107,260
Washoe County (Reno-Sparks Convention)
  6.375%, 7/1/2023 (Insured; FSA)                       2,000,000    2,215,520

New Jersey--5.5%
Gloucester County Improvement Authority,
  Solid Waste Resource Recovery Revenue
  6.85%, 12/1/2029                                      4,000,000    4,321,840
New Jersey 5.50%, 2/15/2004                             2,500,000    2,629,850
New Jersey Highway Authority, General Revenue
  (Garden State Parkway):
    5%, 1/1/2010 (Insured; FGIC)                        1,110,000    1,162,847
    5%, 1/1/2011 (Insured; FGIC)                        1,200,000    1,301,472
New Jersey Transit Corp., COP:
  5.50%, 9/15/2009 (Insured; AMBAC)                     8,000,000    8,743,200
  6%, 9/15/2015 (Insured; AMBAC)                        2,000,000    2,208,640
New Jersey Turnpike Authority, Revenue
  5.90%, 1/1/2003 (Insured; MBIA)                       3,590,000    3,727,353

New Mexico--1.1%
Albuquerque, Joint Water & Sewer System Revenue
  7%, 7/1/2005                                            615,000      629,151
New Mexico:
  Commission Tax Revenue
    6%, 6/15/2015                                       2,000,000    2,207,340
  Severance Tax
    5%, 7/1/2003                                        2,000,000    2,060,200

New York--20.2%
Dutchess County Industrial Development Agency
  Civic Facility Revenue (Vassar College)
  5.35%, 9/1/2040                                       6,500,000    6,501,885
Greece Central School District:
  6%, 6/15/2011                                           950,000    1,083,579
  6%, 6/15/2012                                           950,000    1,086,382
  6%, 6/15/2013                                           950,000    1,087,741
  6%, 6/15/2014                                           950,000    1,086,743
  6%, 6/15/2015                                           950,000    1,084,387
Metropolitan Transportation Authority:
  Commuter Facilities Revenue
    5.50%, 7/1/2011                                     1,000,000    1,067,470
  Transit Facilities Revenue
    6.30%, 7/1/2007 (Insured; MBIA)                     5,000,000    5,630,750



                                                                    The Funds 65

--------------------------------------------------------------------------------
                                                       Principal
Long-Term Municipal Investments (continued)            Amount ($)    Value ($)
--------------------------------------------------------------------------------
New York (continued)
New York City:
  6.20%, 2/15/2003                                      3,425,000    3,587,619
  5.90%, 8/15/2003                                      1,765,000    1,857,098
  5.40%, 8/1/2004                                       1,300,000    1,368,094
  6.25%, 2/15/2007                                        720,000      794,311
  6.25%, 2/15/2007 (Prerefunded 2/15/2005)                530,000 a    575,092
  6%, 8/1/2007 (Insured; FGIC)                          1,500,000    1,665,300
  6%, 8/1/2008                                          5,545,000    5,989,487
  6%, 4/15/2009                                         4,000,000    4,385,680
  5.50%, 8/1/2010                                       6,350,000    6,866,128
  5.60%, 8/15/2010                                      5,000,000    5,201,750
New York City Transitional Finance Authority, Revenues
  6.125%, 11/15/2015                                    2,000,000    2,245,560
New York State Dorm Authority, Revenue
  Mental Health Service Facilities
    6%, 2/15/2007                                       1,000,000    1,095,450
New York State Mortgage Agency, Homeowner
  Mortgage Revenue 5.50%, 10/1/2017                     5,885,000    6,099,685
New York State Thruway Authority:
  (Highway & Bridge Trust Fund)
    6%, 4/1/2014 (Insured; FSA)                         2,000,000    2,237,460
  Service Contract Revenue (Local Highway & Bridge)
    6%, 4/1/2005                                        7,000,000    7,557,550
New York State Urban Development Corp.
  Correctional Capital Facilities:
    6%, 1/1/2006                                        2,250,000    2,442,555
    6.25%, 4/1/2006                                     1,250,000    1,378,050
    6%, 1/1/2010                                        3,000,000    3,212,460
Triborough Bridge and Tunnel Authority, Revenue
  5.50%, 1/1/2012                                       9,755,000   10,560,568

North Carolina--1.9%
Charlotte-Mecklenberg Hospital Authority,
  Health Care System Revenue
  5.60%, 1/15/2011                                      1,000,000    1,059,140
Mecklenburg County, Public Improvement Revenue
  4.75%, 4/1/2008                                       2,600,000    2,711,930
Raleigh Durham Airport Authority, Revenue
  5.25%, 11/1/2013 (Insured; FGIC)                      4,090,000    4,340,185

Ohio--7.6%
Butler County Transportation Improvement District
  6%, 4/1/2011 (Insured; FSA)                           1,000,000    1,117,380
Clermont County, Hospital Facilities Revenue
  (Mercy Health) 5.25%, 9/1/2003 (Insured; AMBAC)       1,000,000    1,036,440
Cleveland, Airport Systems Revenue
  5.25%, 1/1/2015 (Insured; FSA)                        5,430,000    5,613,045
Columbus :
  6%, 6/15/2008                                         3,000,000    3,361,170
  5.50%, 9/15/2008                                      1,000,000    1,052,170

--------------------------------------------------------------------------------
                                                        Principal
Long-Term Municipal Investments (continued)             Amount ($)     Value ($)
--------------------------------------------------------------------------------
Ohio (continued)
Hamilton County, Sales Tax
  5.25%, 12/1/2032 (Insured; AMBAC)                      3,000,000     3,014,550
Northeast Regional Sewer District,
  Wastewater Improvement Revenue
  6.25%, 11/15/2004 (Insured; AMBAC)                     1,500,000     1,630,140
Ohio, Highway Capital Improvements
  5.50%, 5/1/2008                                        9,000,000     9,802,080
Ohio Air Quality Development Authority, PCR
  (The Cleveland Electric Illuminating Co.)
  6%, 8/1/2020                                           1,500,000     1,493,955
Ohio Building Authoriity (Juvenile Correctional
   Facilities)
  5.50%, 4/1/2014                                        3,295,000     3,517,050
University of Cincinnati, COP
  (Edwards Center) 5.25%, 12/1/2003                      1,535,000     1,599,823

Oklahoma--1.9%
Oklahoma Capital Improvement Authority,
  State Highway Capital Improvement Revenue:
    5%, 6/1/2006 (Insured; MBIA)                         1,200,000     1,264,176
    5%, 6/1/2010 (Insured; MBIA)                         6,310,000     6,671,184
Oklahoma Housing Finance Agency, SFMR
  6.80%, 9/1/2016                                          435,000       467,956

Oregon--1.2%
Jackson County School District:
  (Central Point) 5.75%, 6/15/2016 (Insured; FGIC)       2,265,000     2,432,587
  (Eagle Point) 5.625%, 6/15/2014                        1,500,000     1,624,230
Portland Urban Renewal & Redevelopment
  (Convention Center)
  5.75%, 6/15/2018 (Insured; AMBAC)                      1,150,000     1,229,649

Pennsylvania--2.6%
Allegheny County:
  5.25%, 10/1/2002                                         860,000       883,211
  Airport Revenue (Greater Pittsburgh International
    Airport) 6.625%, 1/1/2022                            2,500,000     2,606,550
Hazleton Area School District
  5.75%, 3/1/2013 (Insured; FGIC, Prerefunded 3/1/2003)  2,000,000 a   2,103,400
Montgomery County Industrial Development Authority, PCR
  (Peco Energy Co. Project)
  5.30%, 10/1/2034                                       1,500,000     1,520,460
Philadelphia 5.50%, 9/15/2009 (Insured; FSA)             2,820,000     3,075,633
Scranton-Lackawanna Health & Welfare Authority
  Catholic Healthcare Revenue (Mercy Health)
  5.10%, 1/1/2007 (Insured; MBIA)                          100,000       104,904
State Public School Building Authority, College Revenue
  (Harrisburg Community College)
  6.25%, 4/1/2008 (Insured; MBIA)                          795,000       896,363




                                                                    The Funds 67

-------------------------------------------------------------------------------
                                                       Principal
Long-Term Municipal Investments (continued)            Amount ($)    Value ($)
-------------------------------------------------------------------------------
South Carolina--2.1%
South Carolina, State Capital Improvement
  5.50%, 10/1/2010                                      5,155,000    5,660,242
South Carolina School Facilities
  5%, 1/1/2010                                          3,485,000    3,682,356

Tennessee--.1%
Metropolitan Government of Nashville & Davidson County,
  Health & Educational Facilities Board Revenue
  (Vanderbilt University) 5.75%, 1/1/2008                 250,000      273,988

Texas--8.8%
Arlington, Permanent Improvement
  6.10%, 8/12/2002                                      2,000,000    2,073,060
Austin, Utility Systems Revenue
  7%, 5/15/2001                                         1,100,000    1,108,096
Austin Independent School District
  5.70%, 8/1/2011                                       1,530,000    1,625,380
Brazo River Authority (Reliant Energy, Inc. Project)
  5.20%, 12/1/2018                                      5,000,000    5,096,300
El Paso County Hospital District
  5.25%, 8/15/2012 (Insured; MBIA)                      1,920,000    2,004,826
Harris County, Toll Road Revenue
  6%, 8/1/2009 (Insured; FGIC)                          5,900,000    6,635,671
Houston, Water & Sewer System Revenue
  5.60%, 12/1/2002 (Insured; MBIA)                      1,400,000    1,448,370
Laredo Independent School District
  6%, 8/1/2014                                          2,000,000    2,195,860
Lower Colorada River Authority, Revenue
  6%, 5/15/2013 (Insured; FSA)                          2,000,000    2,218,560
Mission Consolidated Independent School District
  5.875%, 2/15/2009                                     1,690,000    1,851,344
North Forest Independent School District:
  5.25%, 8/15/2005                                        135,000      143,222
  5.25%, 8/15/2005                                        865,000      912,947
Texas 5.25%, 10/1/2013                                  1,500,000    1,521,120
Texas A & M University
  (University Fund) 5.60%, 7/1/2005                     2,500,000    2,676,850
  Financing Systems Revenue 5.375%, 5/15/2013           1,005,000    1,038,085
Texas Public Finance Authority
  6.50%, 10/1/2002                                      1,600,000    1,672,224
  5.50%, 10/1/2007                                      2,750,000    2,979,378
Texas University System, Tuition Revenue
  6.50%, 10/1/2002                                      1,000,000    1,092,010

Utah--3.3%
Intermountain Power Agency, Power Supply Revenue:
  6.25%, 7/1/2009 (Insured; FSA)                        2,000,000    2,262,580
  6%, 7/1/2008 (Insured; MBIA)                          4,200,000    4,680,102

--------------------------------------------------------------------------------
                                                        Principal
Long-Term Municipal Investments (continued)             Amount ($)     Value ($)
--------------------------------------------------------------------------------
Utah (continued)
Salt Lake City, HR
  (IHC Hospitals, Inc.) 6.25%, 2/15/2023 (Insured; MBIA) 2,000,000     2,067,000
Timpanogos Special Service District, Sewer Revenue
  6.10%, 6/1/2019 (Prerefunded 6/1/2006, Insured; AMBAC) 4,625,000 a   5,152,435

Vermont--2.2%
Burlington, Electric Revenue:
  6.25%, 7/1/2011 (Insured; MBIA)                        2,000,000     2,301,940
  6.25%, 7/1/2012 (Insured; MBIA)                        2,500,000     2,888,750
Fairfax County, Public Improvement
  5%, 6/1/2007                                           4,000,000     4,236,320

Washington--1.4%
Washington, Public Power Supply Systems Revenue
  (Nuclear Project Number 1)
    6%, 7/1/2005 (Insured; AMBAC)                        3,000,000     3,243,600
  (Nuclear Project Number 3)
    7.375%, 7/1/2004                                     2,605,000     2,660,330

West Virginia--.4%
Cabell County, Board of Education
  5.50%, 5/1/2005                                        1,750,000     1,845,427

U. S. Related--3.7%
Puerto Rico Commonwealth
  6.25%, 7/1/2013 (Insured; MBIA)                        1,380,000     1,630,442
Puerto Rico Commonwealth Highway & Transportation
  Authority, Transportation Revenue
  5.875%, 7/1/2035 (Insured; MBIA)                       4,000,000     4,328,040
Puerto Rico Electric Power Authority, Power Revenue
  5.25%, 7/1/2029 (Insured; FSA)                         4,000,000     4,055,520
University of Puerto Rico, University Revenues
  5.375%, 6/1/2030 (Insured; MBIA)                       6,000,000     6,078,900

Total Long-Term Municipal Investments
  (cost $406,465,108)                                                421,790,787
--------------------------------------------------------------------------------

Short-Term Municipal Investments--3.1%
--------------------------------------------------------------------------------
California--.6%
California Health Facilities Financing Authority, VRDN
  (Catholic Healthcare) 3.75%                            2,500,000 b   2,500,000

Illinois--1.0%
Illinois Health Facilities Authority, VRDN
  (Springfield Hospital) 3.50%                           4,370,000 b   4,370,000

Indiana--1.5%
Indiana Hospital Equipment Financing Authority, VRDN
  (Capital Asset Designated Program)
  3.20% (LOC; Comerica Bank)                             1,700,000 b   1,700,000


                                                                    The Funds 69

--------------------------------------------------------------------------------
                                                          Principal
Short-Term Municipal Investments (continued)              Amount ($)   Value ($)
--------------------------------------------------------------------------------
Indiana (continued)
 Indiana Health Facilities Financing Authoriy, VRDN
  (Capital Access)
  3.20% (LOC; Comerica Bank)                         4,800,000 b       4,800,000
Total Short-Term Municipal Investments
  (cost $13,370,000)                                                  13,370,000
--------------------------------------------------------------------------------

Total Investments (cost $419,835,108)                      100.0%    435,160,787

Cash and Receivables (Net)                                    .0%        108,686

Net Assets                                                 100.0%    435,269,473



------------------------------------------------------------------------------
Summary of Abbreviations


AMBAC      American Municipal Bond Assurance Corporation
COP        Certificate of Participation
EDR        Economic Development Revenue
FGIC       Financial Guaranty Insurance Company
FNMA       Federal National Mortgage Association
FSA        Financial Security Assurance
GNMA       Government National Mortgage Association
HR         Hospital Revenue
MBIA       Municipal Bond Investors Assurance
            Insurance Corporation
MFHR       Multi-Family Housing Revenue
PCR        Pollution Control Revenue
RRR        Resource Recovery Revenue
SFHR       Single Family Housing Revenue
SFMR       Single Family Mortgage Revenue
VRDN       Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)


Fitch       or      Moody's             or      Standard & Poor's    Value (%)
-------------------------------------------------------------------------------
AAA                 Aaa                           AAA                     56.3
AA                  Aa                            AA                      27.8
A                   A                             A                        8.7
BBB                 Baa                           BBB                      4.7
F-1+ & F-1          MIG1, VMIG1, & P1             SP1 & A1                 2.5
                                                                         100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

See notes to financial statements.

STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM National Short-Term Municipal Bond Fund
------------------------------------------------------------------------------
                                                    Principal
Long-Term Municipal Investments--97.4%              Amount ($)      Value ($)
------------------------------------------------------------------------------
Alabama--1.0%
State of Alabama 5.25%, 6/1/2007                     1,205,000     1,288,627

Alaska--2.3%
Valdez, Marine Terminal Revenue
  (Sohio Pipeline--BP Oil) 7.125%, 12/1/2025          2,745,000     2,894,465

Arizona--2.1%
Central Arizona Water Conservation District,
  Contract Revenue (Central Arizona Project)
  7.30%, 11/1/2001                                   1,160,000     1,189,742
Maricopa County Community College District
  6.50%, 7/1/2004                                    1,420,000     1,537,079

California--.9%
Foothill-Eastern Transportation Corridor Agency,
  Toll Road Revenue 4.375%, 1/15/2004                1,140,000     1,161,580

Connecticut--2.2%
State of Connecticut, Airport Revenue
  7.65%, 10/1/2012                                   1,200,000     1,355,616
Connecticut Development Authority, PCR
  (United Illuminating) 4.35%, 6/1/2026              1,500,000     1,485,765

Florida--2.0%
Florida State Mid-Bay Bridge Authority, Revenue
  7.50%, 10/1/2017                                   1,000,000     1,048,760
Gainesville, Utility System Revenue
  6.20%, 10/1/2002                                   1,440,000     1,474,301

Georgia--.8%
State of Georgia 6%, 3/1/2004                        1,000,000     1,066,520

Indiana--.8%
Purdue University, University Revenue
  5.25%, 7/1/2002                                    1,040,000     1,063,806

Kentucky--.8%
Kenton County Airport Board, Airport Revenue,
  Special Facilities (Delta Airlines)
  6.75%, 2/1/2002                                    1,000,000     1,010,030

Massachusetts--1.7%
Massachusetts Health and Educational Facilities
  Authority, Revenue (Harvard University) 5.50%,
  1/15/2004                                          2,110,000     2,216,027

Michigan--.8%
Michigan Building Authority, Revenue,
  Facilities Program 5.625%, 10/1/2008               1,000,000     1,066,480

Minnesota--1.6%
Hennepin County, Solid Waste
  5.50%, 10/1/2005                                   2,000,000     2,088,200



                                                                    The Funds 71

-----------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments  (continued)          Amount ($)   Value ($)
-----------------------------------------------------------------------------
Mississippi--2.5%
Mississippi , Highway Revenue,
  Four Lane Highway Program 5.25%, 6/1/2006           3,000,000      3,188,490

Missouri--1.8%
Missouri Environmental Improvement and Energy
  Resource Authority, Water Pollution Control
  Revenue 5.50%, 6/15/2002                            2,250,000      2,313,540

New Jersey--9.6%
New Jersey Transit Corp.:
  Capital Grant Anticipation Notes
    5.50%, 2/1/2005 (Insured; AMBAC)                  5,000,000      5,308,000
  COP, Federal Transit Administration Grants
    5.25%, 9/15/2004 (Insured; AMBAC)                 5,000,000      5,257,850
University of Medicine and Dentistry, COP
  6.75%, 12/1/2009 (Insured; MBIA)                    1,660,000      1,680,899

New York--3.7%
City of New York 5.60%, 8/15/2010                     3,000,000 a    3,121,050
New York City Municipal Assistance Corp.
  5.50%, 7/1/2004                                     1,000,000      1,058,140
New York State Dormitory Authority, Revenue
  (City University System) 5.50%, 7/1/2004              500,000        519,355

North Carolina--1.2%
North Carolina Housing Finance Agency,
  Student Housing (Appalachian Student Housing Corp.)
  5.50%, 7/1/2031 (LOC; First Union National Bank)    1,500,000      1,551,015

Ohio--4.0%
Ohio Higher Education Capital Facilities
  5.25%, 5/1/2005                                     2,500,000      2,640,375
Ohio Building Authority, State Facilities,
  Adult Correctional 5.75%, 4/1/2005                  2,250,000      2,410,763

Oklahoma--1.4%
Oklahoma Capital Improvement Authority,
  State Highway Capital Improvement Revenue
  5%, 6/1/2005 (Insured; MBIA)                        1,700,000      1,781,804

Pennsylvania--40.0%
Allegheny County Airport Authority, Airport Revenue
  (Pittsburgh International Airport)
  5.25%, 1/1/2003 (Insured; FGIC)                     2,435,000      2,493,391
Allegheny County Hospital Development Authority,
  Revenue:
    (Presbyterian University Health Systems)
      5.50%, 11/1/2002 (Insured; MBIA)                1,000,000      1,030,740
    (UPMC Health Systems)
      5%, 8/1/2003 (Insured; MBIA)                    2,000,000      2,058,540
Blair County 5.50%, 8/1/2003 (Insured; FGIC)          1,035,000      1,079,878
Blair County Hospital Authority, Revenue
  (Altoona Hospital)
  6.375%, 7/1/2014 (Insured; AMBAC)                     400,000        422,804

--------------------------------------------------------------------------------
                                                         Principal
Long-Term Municipal Investments (continued)              Amount ($)    Value ($)
--------------------------------------------------------------------------------
Pennsylvania (continued)
Corry Area School District
  5%, 12/1/2003                                           3,000,000   3,096,840
Dauphin County General Authority, Revenue:
  4.60%, 6/1/2026 (Insured; AMBAC)                        1,500,000   1,520,100
  (School District Pooled Financing Program II)
    4.45%, 9/1/2032 (Insured; AMBAC)                      2,000,000   2,006,920
Delaware County Industrial Development Authority, PCR
  (Peco Energy Co.) 5.20%, 4/1/2021                       1,000,000   1,010,380
Luzerne County Industrial Development Authority,
  Exempt Facilities Revenue
  (Pennsylvania Gas and Water Co.)
  7.20%, 10/1/2017                                        2,000,000   2,116,500
Northern Tioga School District
  5.05%, 7/15/2003                                        2,000,000   2,013,920
State of Pennsylvania:
  5.125%, 9/15/2003 (Insured; AMBAC)                      1,500,000   1,555,365
  5.30%, 5/1/2004                                         1,375,000   1,439,213
  COP 5%, 7/1/2003 (Insured; AMBAC)                       2,100,000   2,159,409
Pennsylvania Higher Educational Facilities Authority,
  Revenue:
    Health Services (University of Pennsylvania)
      5.125%, 1/1/2002                                    2,230,000   2,246,301
    (Thomas Jefferson University):
      6.10%, 8/15/2002 (Insured; MBIA)                      600,000     622,134
      6.10%, 8/15/2002 (Insured; MBIA)
        (Prerefunded 8/15/2002)                           2,795,000 b 2,897,381
Pennsylvania Intergovernmental Coop Authority,
  Special Tax Revenue (City of Philadelphia Funding
  Program) 5.35%, 6/15/2007
  (Insured; FGIC) (Prerefunded 6/15/2003)                 9,000,000 b 9,354,870
Philadelphia Authority for Industrial Development,
  Revenues (National Board of Medical Examiners)
  3.85%, 5/1/2003 (Insured; MBIA)                         1,000,000   1,003,630
Philadelphia, Water and Wastewater Revenue
  5.75%, 6/15/2013 (Insured; MBIA)
  (Prerefunded 6/15/2003)                                 2,710,000 b 2,888,074
Pleasant Valley School District
  5.35%, 3/15/2002 (Insured; AMBAC)                         300,000     300,510
Pottsville Hospital Authority, HR
  (Daughters of Charity) 4.75%, 8/15/2003                 1,425,000   1,463,119
Spring-Ford Area School District
  6.50%, 2/1/2018 (Prerefunded 2/1/2004)                  4,000,000 b 4,402,800
Washington County Industrial Development Authority,
  PCR (West Pennsylvania Power Co., Mitchell Project)
  4.95%, 3/1/2003 (Insured; AMBAC)                        2,000,000   2,048,920



                                                                    The Funds 73

--------------------------------------------------------------------------------
                                                          Principal
Long-Term Municipal Investments (continued)              Amount ($)   Value ($)
--------------------------------------------------------------------------------
Texas--5.4%
Dallas-Fort Worth International Airport Facility
  Improvement Corp., Revenue
  (American Airlines) 5.95%, 5/1/2029                     3,000,000   3,054,120
Matagorda County Navigational District Number 1,
  Revenue (Reliant Energy Inc.)
  5.20%, 5/1/2029                                         1,000,000   1,012,690
State of Texas 5.70%, 10/1/2003                           2,000,000   2,100,700
Texas A & M University, Revenue
  6%, 5/15/2003                                             750,000     787,027

Utah--3.3%
Jordan School District (Local School Board Program)
  5.25%, 6/15/2007                                        3,000,000   3,207,600
State of Utah 5.50%, 7/1/2003                             1,000,000   1,042,370

Virginia--1.5%
Fairfax County 6%, 5/1/2006                               1,825,000   1,855,605

Washington--6.0%
State of Washington 6.25%, 9/1/2009                       3,250,000   3,293,973
Washington Public Power Supply System,
  Revenue:
    (Nuclear Project No. 1)
      6%, 7/1/2005 (Insured; AMBAC)                       2,000,000   2,162,400
    (Nuclear Project No. 3)
      6%, 7/1/2007 (Insured; AMBAC)                       2,050,000   2,260,023

Total Long-Term Municipal Investments
  (cost $122,296,085)                                               124,786,526
-------------------------------------------------------------------------------
Short-Term Municipal Investments--1.2%
-------------------------------------------------------------------------------
Indiana--.1%
Indiana Health Facilities Financing Authority,
  Revenue, VRDN 3.05% (LOC; Comerica Bank)             100,000 c        100,000

Pennsylvania--.4%
Allegheny County Industrial Development Authority,
  Revenue, VRDN (Longwood at Oakmont Inc.)
  3.15%                                                500,000 c        500,000

Washington--.7%
Richland, Golf Enterprise Revenue, VRDN
  3.50% (LOC; Bank of America)                         900,000 c        900,000

Total Short-Term Municipal Investments
  (cost $1,500,000)                                                   1,500,000
-------------------------------------------------------------------------------

Total Investments (cost $123,796,085)                  98.6%        126,286,526

Cash and Receivables (Net)                              1.4%          1,835,543

Net Assets                                            100.0%        128,122,069

Summary of Abbreviations

AMBAC      American Municipal Bond Assurance Corporation
COP        Certificate of Participation
FGIC       Financial Guaranty Insurance Company
HR         Hospital Revenue
LOC        Letter of Credit
MBIA       Municipal Bond Investors Assurance
             Insurance Corporation
PCR        Pollution Control Revenue
VRDN       Variable Rate Demand Notes



--------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch      or       Moody's     or      Standard & Poor's      Value (%)
--------------------------------------------------------------------------------
AAA                 Aaa                   AAA                       57.3
AA                  Aa                    AA                        19.7
A                   A                     A                          9.4
BBB                 Baa                   BBB                        6.6
F1                  Mig1                  SP1                        7.0
                                                                   100.0

a Inverse floater security-the interest rate is subject to change periodically. b Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Securities payable on demand. Variable rate interest-subject to periodic change.
See notes to financial statements.



                                                                    The Funds 75

STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Pennsylvania Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
                                                         Principal
Long-Term Municipal Investments--98.5%                   Amount ($)   Value ($)
--------------------------------------------------------------------------------
Alaska--.5%
Valdez, Marine Terminal Revenue (Sohio Pipeline BP Oil)
  7.125, 12/1/2025                                        4,000,000    4,217,800

Arizona--.8%
Greenlee County Industrial Development Authority, PCR
  (Phelps Dodge Corporation Project)
  5.45%, 6/1/2009                                         6,500,000    6,472,115
Pima County 6%, 7/1/2002                                  1,000,000    1,033,170

California--1.2%
Foothill/Eastern Transportation Corridor Agency,
  Toll Road Revenue:
  Zero Coupon, 1/15/2027 (Insured; MBIA)                  6,000,000    3,916,620
  Zero Coupon, 1/15/2029 (Insured; MBIA)                  2,000,000    1,305,540
  5.75%, 1/15/2040                                        2,000,000    2,000,660
Los Angeles Department of Water and Power,
  Waterworks Revenue 5.125%, 7/1/2041                     4,000,000    3,891,480

Connecticut--0.0%
Connecticut Housing Finance Authority
  (Housing Mortgage Finance Program)
  7.30%, 11/15/2003                                          20,000       20,056

Florida--1.6%
Florida Board of Education (Capital Outlay)
  5%, 6/1/2010                                            5,000,000    5,274,450
Florida Department of Environmental Protection,
  Revenue 5.75%, 7/1/2010                                 2,405,000    2,679,627
Hillsboroough County School Board, COP
  (Master Lease Program) 5.50%, 7/1/2012 (Insured; MBIA)  3,545,000    3,868,517
Jacksonville Electric Authority, Revenue
  5.25%, 10/1/2012                                        1,930,000    2,021,501

Illinois--1.4%
Chicago 5.50%, 1/1/2016 (Insured; FSA)                    2,305,000    2,463,330
Cook County Community Consolidated School District No.
  146 (Tinley Park) 5.50%, 12/1/2012 (Insured; FGIC)      1,000,000    1,067,550
Dupage Water Commission 6.25%, 3/1/2007                   1,000,000    1,039,870
Illinois, 5.70%, 8/1/2008                                 3,000,000    3,194,580
Illinois Educational Facilities Authority
  (University of Chicago):
    5.25%, 7/1/2011                                       1,960,000    2,069,466
    5.25%, 7/1/2013                                       2,170,000    2,260,728

Indiana--.4%
Purdue University, University Revenue
  5.25%, 7/1/2016                                         3,260,000    3,401,549

Kentucky--.9%
Kentucky Property and Buildings Commission, Revenue:
  5.50%, 9/1/2010                                         2,450,000    2,676,478
  (Project No. 68):
    5.75%, 10/1/2009                                      3,000,000    3,331,200
    5.75%, 10/1/2010                                      1,500,000    1,670,040

--------------------------------------------------------------------------------
                                                         Principal
Long-Term Municipal Investments (continued)              Amount ($)    Value ($)
--------------------------------------------------------------------------------
Massachusetts--2.7%
Massachusetts:
  5.50%, 1/1/2010                                        11,000,000   11,957,440
  (Consolidated Loan) 5.25%, 8/1/2017                     2,500,000    2,628,200
Massachusetts Health and Educational Facilities
   Authority, Revenue (Southcoast Health System)
  5.50%, 7/1/2009 (Insured; MBIA)                         1,690,000    1,832,636
Massachusetts Turnpike Authority, Western Turnpike
  Revenue 5.55%, 1/1/2017 (Insured; MBIA)                 2,425,000    2,485,625
Massachusetts Water Resource Authority
  5.50%, 8/1/2010 (Insured; MBIA)                         5,000,000    5,458,700

Michigan--.7%
Detroit City School District:
  5.25%, 5/1/2015 (Insured; FGIC)                         2,610,000    2,744,702
  5.25%, 5/1/2017 (Insured; FGIC)                         2,000,000    2,080,840
Redford Union School District No.001
  6.25%, 5/1/2008 (Insured; FGIC)                         1,045,000    1,187,193

Missouri--.3%
Missouri Housing Development Commission,
  Single Family Mortgage Revenue
  6.40%, 9/1/2029                                         2,280,000    2,450,476

Nevada--.4%
Clark County, Family Court Bonds
  5.50%, 1/1/2003 (Insured; MBIA)                         1,000,000    1,032,160
Washoe County (Reno-Sparks Convention)
  6.375%, 7/1/2023 (Insured; FSA)                         2,000,000    2,215,520

New Jersey--2.5%
New Jersey 6%, 2/15/2011                                  2,500,000    2,833,850
New Jersey Economic Development Authority, EDR
  (American Airlines Inc. Project)
  7.10%, 11/1/2031                                        1,670,000    1,712,719
New Jersey Highway Authority, General Revenue
  (Garden State Parkway) 5.50%, 1/1/2014 (Insured;
   FGIC)                                                  2,500,000 a  2,686,600
New Jersey Transportation Corporation ,
  Federal Transportation Administration Grants COP:
    5.50%, 9/15/2009 (Insured; AMBAC)                     6,000,000    6,557,400
    5.50%, 9/15/2012 (Insured; AMBAC)                     3,000,000    3,286,230
    6%, 9/15/2015 (Insured; AMBAC)                        2,000,000    2,208,640
New Jersey Turnpike Authority, Turnpike Revenue
  5.75, 1/1/2010 (Insured; MBIA)                          2,700,000    3,000,996

New York--6.8%
New York City:
  5.25% 11/15/2007                                        2,095,000    2,231,866
  5.75%, 8/1/2007                                         5,495,000    5,994,276
New York City Transitional Finance Authority,
  Future Tax Secured Revenue:
    5.50%, 2/1/2011                                       3,000,000 a  3,261,690
    5.50%, 2/1/2015                                       3,000,000 a  3,188,610



                                                                    The Funds 77

--------------------------------------------------------------------------------
                                                         Principal
Long-Term Municipal Investments (continued)              Amount ($)    Value ($)
--------------------------------------------------------------------------------
New York (continued)
New York State Dormitory Authority, Revenue:
  (Mental Health Services Facilities):
    6%, 8/15/2007                                         2,485,000    2,739,563
    6%, 8/15/2007 (Prerefunded 2/15/2007)                    15,000 b     16,861
    5.75%, 8/15/2011                                      2,500,000    2,689,950
  (New York University) 5.75%, 7/1/2009
    (Insured: MBIA)                                       2,000,000    2,213,900
  (School Program) 5.25%, 7/1/2011                        1,200,000    1,268,076
  (State Universal Educational Facilities):
    5.50%, 5/15/2005                                      1,500,000    1,595,040
    5.25%, 5/15/2013                                      5,735,000    5,948,686
New York State Mortgage Agency
  (Homeowner Mortgage)
  5.50%, 10/1/2017                                        7,485,000    7,758,053
New York Thruway Authority, Service Contract Revenue
  (Local Highway and Bridge)
  6%, 4/1/2005                                            5,000,000    5,398,250
Triborough Bridge and Tunnel Authority
  General Purpose Revenue:
    5.50%, 1/1/2012                                      12,195,000   13,202,063
    6%, 1/1/2012                                          3,000,000    3,403,200

North Carolina--1.5%
Guilford County, Public Improvement
  5.25%, 10/1/2015                                        7,480,000    7,851,606
Mecklenburg County (Public Improvement)
  4.75%, 4/1/2008                                         5,000,000    5,215,250

Ohio--1.5%
Ohio Higher Education Capital Facilities
  5.625%, 5/1/2014                                        3,615,000    3,907,815
Ohio Higher Educational Facilities Commission
  Higher Educational Facility Revenue
  (Oberlin College) 5.25%, 10/1/2013                      1,500,000    1,600,485
Ohio Building Authority (Juvenile Correctional Facility):
  5.50%, 4/1/2015                                         3,475,000    3,683,292
  5.50%, 4/1/2016                                         3,665,000    3,851,658

Oregon--.9%
Washington County Unified Sewer Agency, Sewer Revenue
  5.75%, 10/1/2009 (Insured; FGIC)                        3,620,000    4,016,897
Washington Multnomah & Yamhill Counties School District
   No. 1J (Hillsboro District) 5%, 6/1/2010
   (Insured; MBIA)                                        4,185,000    4,408,144

Pennsylvania--67.7%
Allegheny County:
  5.75%,12/1/2001                                           645,000      656,565
  5.75%,12/1/2004                                           600,000      644,604
  5.40%, 9/15/2005 (Insured; MBIA)                        1,000,000    1,058,910
  5.90%,5/1/2006 (Insured; AMBAC)                         1,250,000    1,305,550
  5.90%, 5/1/2006 (Insured; AMBAC)
    (Prerefunded 5/1/2002)                                1,000,000 b  1,047,870
  5.50%, 9/15/2006 (Insured; MBIA)
     (Prerefunded 9/15/2004)                              2,000,000 b  2,124,420
  5.80%, 9/15/2009 (Insured; MBIA)
     (Prerefunded 9/15/2004)                              2,310,000 b  2,476,574

--------------------------------------------------------------------------------
                                                       Principal
Long-Term Municipal Investments (continued)            Amount ($)      Value ($)
--------------------------------------------------------------------------------
Pennsylvania (continued)
Allegheny County (continued):
  6%, 5/1/2010 (Insured; AMBAC)                         2,000,000      2,090,540
  5.875%, 9/15/2010 (Insured; MBIA) (Prerefunded
  9/15/2004)                                            2,000,000 b    2,149,180
Allegheny County Hospital Development Authority,
   Revenue:
  (Pittsburgh Mercy Health System):
    5.50%, 8/15/2003 (Insured; AMBAC)                   1,810,000      1,890,147
    5.50%, 8/15/2004 (Insured; AMBAC)                   1,910,000      2,021,735
    5.60%, 8/15/2005 (Insured; AMBAC)                   2,020,000      2,169,258
    5.60%, 8/15/2006 (Insured; AMBAC)                   2,135,000      2,312,568
  (Presbyterian Health Center) 6%, 11/1/2006            2,000,000      2,109,860
  (University of Pittburgh Medical Center):
    4.95%, 12/1/2007 (Insured; MBIA)                      690,000        721,167
    5.15%, 12/1/2009 (Insured; MBIA)                      750,000        783,638
  (UPMC Health) 5.25%, 7/1/2005                         3,170,000      3,337,313
Allegheny County Port Authority, Special Revenue
  5.50%, 6/1/2008 (Insured; MBIA)                       4,000,000      4,331,280
Allentown 5.55%, 7/15/2007                              1,000,000      1,034,240
Bangor Area School District:
  5.10%, 3/1/2008 (Insured; AMBAC)
     (Prerefunded 3/1/2005)                             1,250,000 b    1,313,925
  5.25%, 3/1/2009 (Insured; AMBAC)
     (Prerefunded 3/1/2005)                             1,000,000 b    1,056,680
Berks County:
  6.20, 11/15/2005 (Insured FGIC)                       1,000,000      1,060,720
  5.50, 11/15/2006 (Insured FGIC)                       2,000,000      2,050,260
  5.60, 11/15/2007 (Insured FGIC)                       3,000,000      3,075,300
Berks County Municipal Authority, HR
  (Reading Hospital and Medical Center Project):
    5.50%, 10/1/2005 (Insured; MBIA)                    1,380,000      1,469,272
    5.80%, 10/1/2008 (Insured; MBIA)                    1,080,000      1,152,662
Bethel Park School District:
  5%, 8/1/2003 (Insured; FGIC)                          1,600,000      1,629,344
  5.25%, 8/1/2005 (Insured: FGIC)                       1,000,000      1,018,850
Bethlehem Area School District:
  5%, 9/1/2003 (Insured; FGIC)                          1,500,000      1,500,195
  5.50%, 9/1/2007 (Insured: FGIC)                       4,000,000      4,334,840
Bucks County:
  5.15%, 5/1/2004                                       2,000,000      2,085,720
  5.60%, 5/1/2008 (Prerefunded 5/1/2005)                1,000,000 b    1,070,620
Bucks County Community College Authority,
  College Building Revenue:
    5.60%, 6/15/2003                                    1,000,000      1,043,100
    5.65%, 6/15/2004                                    1,015,000      1,075,037
    5.65%, 6/15/2005                                    1,070,000      1,146,205
    5.65%, 6/15/2006                                    1,135,000      1,227,752
    5.70%, 6/15/2007                                    1,205,000      1,316,209
Bucks County Technical School Authority, School
  Revenue:  5.10%, 8/15/2008 (Insured; AMBAC)           1,000,000      1,041,520
  5.40%, 8/15/2011 (Insured; AMBAC)                     1,500,000      1,563,975


                                                                    The Funds 79

--------------------------------------------------------------------------------
                                                        Principal
Long-Term Municipal Investments (continued)             Amount ($)     Value ($)
--------------------------------------------------------------------------------
Pennsylvania (continued)
Bucks County Water and Sewer Authority, Revenue:
  6.35%, 12/1/2007 (Insured; FGIC) (Prerefunded
     12/1/2002)                                          500,000 b     524,830
  (Collection Sewer System) 6%, 12/1/2004
    (Insured; FGIC) (Prerefunded 12/1/2002)              500,000 b     521,870
  (Neshaminy Interceptor)
    6.30% 12/1/2004 (Insured; FGIC)                    1,000,000     1,020,400
Central Bucks School District:
  5.50%, 2/1/2007 (Insured; FGIC)                      2,100,000     2,261,763
  6.55%, 11/15/2008 (Prerefunded 11/15/2004)           1,000,000 b   1,099,620
Chester County Health and Education Facilities
  Authoroity, Health System Revenue (Main Line
  Health System) 5.50%, 5/15/2015                      2,000,000     2,025,560
Coatsville Area School District:
  5%, 9/15/2003 (Insured; AMBAC)                       1,200,000     1,201,344
  5%, 10/1/2003 (Insured; AMBAC)                       1,000,000     1,032,690
Colonial School District
  6%, 9/1/2002 (Insured; MBIA)                           245,000       245,515
Conestoga Valley School District
  7%, 5/1/2006 (Insured; FGIC)                         1,000,000     1,005,970
Conneaut School District 5%, 10/1/2003                 1,450,000     1,482,263
Conrad Weiser Area School District:
  6.05%, 12/15/2004 (Insured; MBIA)                      980,000     1,063,898
  6.30%, 12/15/2006 (Insured; MBIA)
    (Prerefunded 12/15/2004)                           1,000,000 b   1,094,410
  5.20%, 12/15/2010 (Insured; MBIA)                    1,000,000     1,040,960
  5.25%, 12/15/2014 (Insured; MBIA)                    3,890,000     3,977,136
Cornwell-Lebanon School District
  5.30%, 2/15/2013 (Insured; FGIC)                     1,700,000     1,743,299
Cornwell-Lebanon Suburban Joint School Authority,
  School Revenue, 5.85%, 3/1/2009 (Insured;
  FGIC) (Prerefunded 3/1/2004)                         1,600,000 b   1,701,072
Corry Area School District 5%, 12/1/2003               5,000,000     5,161,400
Cumberland County Municipal Authority, College
  Revenue: (Dickerson College):
    5.25, 11/1/2008 (Insured; AMBAC)                   1,000,000     1,070,590
    5.25, 11/1/2009 (Insured; AMBAC)                   1,170,000     1,252,766
  (Messiah College) 5.50%, 10/1/2006 (Insured;
     AMBAC)                                            5,760,000     6,184,397
Dauphin County:
  5.35%, 8/1/2005 (Insured; MBIA) (Prerefunded
     8/1/2003)                                         1,500,000 b   1,562,340
  5.40%, 8/1/2006 (Insured; MBIA) (Prerefunded
     8/1/2003)                                         1,500,000 b   1,564,065
  5.45%, 8/1/2007 (Insured; MBIA) (Prerefunded
     8/1/2003)                                         1,000,000 b   1,043,860
Dauphin County General Authority, Revenue:
  5.40%, 6/1/2026 (Insured; AMBAC)                     1,000,000     1,016,050
  5.50%, 6/1/2026 (Insured; AMBAC)                     1,000,000     1,015,850
Delaware County:
  5.50%, 10/1/2015 (Prerefunded 10/1/2005)               720,000 b     772,510
  5.50%, 10/1/2015                                       280,000       287,918
Delaware County Authority, College Revenue
  (Haverford College):
    5.875%, 11/15/2021                                 1,500,000     1,613,520
    5.75%, 11/15/2025                                  3,000,000     3,175,680

--------------------------------------------------------------------------------
                                                         Principal
Long-Term Municipal Investments (continued)               Amount ($)   Value ($)
--------------------------------------------------------------------------------
Pennsylvania (continued)
Delaware County Industrial Development Authority, PCR
  (Peco Energy Company Project)
  5.20%, 4/1/2021                                         4,565,000    4,612,385
Delaware County Regional Water Quality Control Authority
  Sewer Revenue 5%, 5/1/2003 (Insured; FGIC)              1,000,000    1,028,460
Delaware River Joint Toll Bridge Commission, Bridge
  Revenue 6%, 7/1/2002 (Insured; FGIC)                    1,000,000    1,033,170
Delaware Valley Regional Finance Authority, Local
  Government Revenue  5.50%, 8/1/2028 (Insured; AMBAC)    6,250,000    6,575,813
Downington Area School District:
  5.25%, 2/1/2008                                         4,870,000    5,196,972
  5.375%, 2/1/2009                                        5,020,000    5,405,185
Exeter Township School Authority, School Revenue
  6.375%, 12/1/2001 (Insured; MBIA)                         360,000      368,125
Exeter Township School District:
  6.55%, 5/15/2007 (Insured; FGIC) (Prerefunded
     5/15/2002)                                           1,000,000 b  1,037,200
  5.85%, 5/15/2009 (Insured; FGIC)                        1,000,000    1,057,370
  5.15%, 5/15/2010 (Insured; FGIC)                        2,500,000    2,595,200
Fleetwood Area School Authority 5.70%, 4/1/2006
    (Insured; FGIC)                                       1,160,000    1,254,146
Fox Chapel Area School District
  5.50%, 8/15/2008                                        1,500,000    1,546,410
Geisinger Authority, Health System Revenue:
  5.80, 7/1/2003 (Prerefunded 7/1/2002)                     830,000 b    871,342
  5.80, 7/1/2003                                            740,000      776,460
Gettysburg Municipal Authority, HR
  (Gettyburg Hospital Project)
  6%, 7/1/2007 (Insured; MBIA)                            1,080,000    1,111,439
Governor Mifflin School District
  5%, 11/15/2003 (Insured; AMBAC)                         1,000,000    1,009,270
Hampton Township Sanitation Authority, Sewer Revenue
  5.55%, 2/1/2008 (Insured; MBIA)                           750,000      768,998
Hampton Township School District 6%, 8/15/2007
  (Insured; FGIC)                                         1,000,000    1,041,620
Hazelton City Authority, Water Revenue:
  5.75%, 4/1/2005 (Insured; FGIC)                           540,000      579,004
  5.75, 4/1/2006 (Insured; FGIC)                            570,000      617,840
Hempfield Area School District (Westmoreland County):
  6.10%, 9/15/2003 (Insured; FGIC)                          700,000      701,533
  6.20%, 9/15/2004 (Insured; FGIC)                          900,000      902,052
Hempfield Township Municipal Authority
  (Westmoreland County) Sewer Revenue:
    5.90, 9/1/2004 (Insured; FGIC) (Prerefunded
    9/1/2002)                                              600,000 b    621,852
    6.30%, 9/1/2007 (Insured; FGIC)
    (Prerefunded 9/1/2002)                                 500,000 b    521,130
Lancaster County Solid Waste Management Authority, RRR:
  5.25%, 12/15/2008 (Insured; AMBAC)                      3,940,000    4,160,088
  5.25%, 12/15/2009 (Insured; AMBAC)                      4,230,000    4,462,819
  5.25%, 12/15/2010 (Insured; AMBAC)                      2,000,000    2,107,120

                                                                    The Funds 81

--------------------------------------------------------------------------------
MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

                                                        Principal
Long-Term Municipal Investments (continued)             Amount ($)     Value ($)
--------------------------------------------------------------------------------
Pennsylvania (continued)
Lancaster County Vocational-Technical School
  Authority, LR:
  6.10%, 2/15/2003 (Insured; FGIC)                      1,000,000      1,048,040
  5.25%, 2/15/2009 (Insured; FGIC)                      1,000,000      1,065,900
  5.25%, 2/15/2010 (Insured; FGIC)                      1,500,000      1,597,575
Lancaster Higher Education Authority, College Revenue
  (Franklin and Marshall College Project)
  6.50%, 4/15/2006                                      1,000,000      1,031,890
Lancaster School District
  5.50%, 5/15/2006 (Insured; FGIC) (Prerefunded
  5/15/2004)                                            1,000,000 b    1,056,650
Lehigh County General Purpose Authority, Revenue
  (Lehigh Valley Hospital):
    5.75%, 7/1/2004 (Insured; MBIA)                     1,140,000      1,207,431
    5.75%, 7/1/2005 (Insured; MBIA)                     1,200,000      1,285,584
    5.75%, 7/1/2006 (Insured; MBIA)                     1,270,000      1,372,375
Lehigh County Industrial Development Authority, PCR
  (Pennsylvania Power and Light Co. Proj)
  6.40%, 11/01/2021 (Insured; MBIA)                     1,750,000      1,847,528
Ligonier Valley School District
  6%, 3/1/2019 (Insured; MBIA) (Prerefunded 3/1/2004)   6,000,000 b    6,404,460
Lower Merion Township:
  5.625%, 8/1/2005                                        850,000        871,471
  5.75%, 8/1/2006                                         730,000        748,673
Lycoming County Authority, LR
  5.75%, 7/1/2002                                         370,000        376,072
Manheim Central School District:
  5.40%, 5/15/2004 (Insured; FGIC)                        650,000        684,873
  5.50%, 5/15/2005 (Insured; FGIC) (Prerefunded
    5/15/2004)                                            620,000 b      655,123
  5.90%, 5/15/2008 (Insured; FGIC) (Prerefunded
    5/15/2004)                                          1,060,000 b    1,132,801
  6%, 5/15/2009 (Insured; FGIC) (Prerefunded
    5/15/2004)                                          1,175,000 b    1,259,236
Montgomery County Higher Education and Health
   Authority, HR (Abington Memorial Hospital)
  5%, 6/1/2007 (Insured; AMBAC)                         2,940,000      3,077,151
Montgomery County Industrial Development
  Authority, PCR (Peco Energy Company Project):
    5.20%, 10/1/2030                                    2,500,000      2,525,950
    5.30%, 10/1/2034                                    1,500,000      1,520,460
Neshaminy School District,
  5.65%, 2/15/2003 (Insured; FGIC)                      1,015,000      1,043,450
North Allegheny School District
  6.25%, 11/1/2007 (Insured; AMBAC)                     2,700,000      2,812,887
North Hills School District
  7%, 7/15/2006 (Insured; MBIA) (Prerefunded
  7/15/2001)                                              500,000 b      506,815
North Pennsylvania School District:
  5.50%, 3/1/2003                                       1,150,000      1,192,309
  5.50%, 3/1/2006                                       1,350,000      1,449,630
North Pennsylvania School District Authority,
   School Revenue (Mongomery and Bucks County)
  6.20%, 3/1/2007                                         975,000      1,059,006

--------------------------------------------------------------------------------
                                                         Principal
Long-Term Municipal Investments (continued)             Amount ($)     Value ($)
-------------------------------------------------------------------------------
PENNSYLVANIA (CONTINUED)
Northeastern Hospital and Education Authority, College
  Revenue (Luzerne County Community College):
    5.25%, 8/15/2006 (Insured; MBIA)                     1,115,000     1,184,754
    5.25%, 8/15/2007 (Insured; MBIA)                     1,170,000     1,248,098

North Wales Water Authority, Water Revenue
  5.40%, 11/1/2010 (Insured; FGIC)                       1,000,000     1,043,280

Northern Tioga School District 5.05%, 7/15/2003          6,700,000     6,746,632

Parkland School District:
  5.375%, 9/1/2014 (Insured; FGIC)                       3,110,000     3,339,145
  5.375%, 9/1/2016 (Insured; FGIC)                       1,490,000     1,585,464

Penn Delco School District:
  5.90%, 10/1/2005 (Insured; FGIC)                       1,340,000     1,381,352
  6%, 10/1/2006 (Insured; FGIC)                          1,275,000     1,314,194

Penn Manor School District:
  5.20%, 6/1/2012 (Insured; FGIC)
     (Prerefunded 6/1/2006)                                355,000 b     378,029
  5.20%, 6/1/2012 (Insured; FGIC)                          395,000       407,439

Pennsbury School District:
  6.10%, 8/15/2004 (Insured; FGIC)                       1,000,000     1,080,210
  6.65%, 8/15/2009 (Insured; FGIC)
     (Prerefunded 8/15/2004)                             1,000,000 b   1,097,960

Pennsylvania:
  5.125%, 3/15/2004 (Insured; AMBAC)                     4,500,000     4,682,430
  5.30%, 5/1/2005                                        1,000,000     1,055,970
  5.375%, 5/15/2005 (Insured; FGIC)                      5,000,000     5,300,700
  5.25%, 6/15/2005                                       3,000,000     3,133,560
  5%, 8/1/2005 (Insured; FGIC)                          10,000,000    10,478,000
  6.30%, 9/15/2005                                       2,000,000     2,083,360
  5.375%, 11/15/2005 (Insured; FGIC)                     2,000,000     2,133,320
  5.75%, 12/1/2005                                       1,000,000     1,046,230
  5.50%, 1/15/2006 (Insured; MBIA)                       6,000,000     6,421,260
  5%, 6/1/2006 (Insured; MBIA)                           1,500,000     1,577,310
  5.875%, 12/1/2006                                      1,000,000     1,050,170
  6.375%, 9/15/2007                                      3,000,000     3,127,320
  5.375%, 5/15/2009 (Insured; FGIC)                      3,000,000     3,200,280
  5.25%, 10/15/2009                                     10,000,000    10,741,800
  5.25%, 10/15/2010                                     10,000,000    10,738,100
  6%, 1/15/2012                                          2,500,000     2,809,250
  COP 6.25%, 11/1/2006 (Insured; FSA)                    1,000,000     1,036,700

Pennsylvania Higher Educational Facilities Authority,
   Revenue:
  (Drexel University) 5.625%, 5/1/2014 (Insured; MBIA)   2,000,000     2,071,940
  (Lafayette College Project) 6%, 5/1/2030               5,000,000     5,362,050
  (State System):
    5.25%, 6/15/2004 (Insured; AMBAC)                    1,000,000     1,046,850
    5.20%, 6/15/2007 (Insured; AMBAC)                    1,000,000     1,034,630
    5.30%, 6/15/2008 (Insured; AMBAC)                    3,200,000     3,310,624
    5.75%, 6/15/2010 (Insured; AMBAC)                    3,045,000     3,374,073
  (Temple University) 5.25%, 4/1/2014 (Insured; MBIA)    2,500,000     2,588,500
  (Thomas Jefferson University) 6.10%, 8/15/2002
    (Insured; MBIA)                                        605,000       627,318
  (University of Scranton) 5.75%, 11/1/2016
     (Insured; AMBAC)                                    1,690,000     1,824,287
  (UPMC Health System) 5.25%, 8/1/2012 (Insured; FSA)    3,000,000     3,149,910


                                                                    The Funds 83

-----------------------------------------------------------------------------------------------------------
MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
                                                                           Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                               Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------
PENNSYLVANIA (CONTINUED)

Pennsylvania Higher Educational Facilities Authority,
    Revenue (continued):
  College and University:
    (College of Pharmacy and Science) 5.35%, 11/1/2011 (Insured; MBIA)   2,000,000           2,083,480
    (Drexel University):
      5.50%, 5/1/2006 (Insured; MBIA)                                    1,600,000           1,716,896
      5.50%, 5/1/2007 (Insured; MBIA)                                    1,275,000           1,376,847
      5.50%, 5/1/2010 (Insured; MBIA)                                    3,910,000           4,169,937
    (University of Pennsylvania):
      5.30%, 9/1/2006                                                    1,000,000           1,054,620
      5.40%, 9/1/2007                                                    2,000,000           2,108,980

  Health Services:
    (University of Pennsylvania):
      5.60%, 1/1/2005                                                     2,750,000          2,821,803
      6%, 1/1/2005                                                        3,500,000          3,639,895
      5.80%, 1/1/2007                                                     2,000,000          2,061,400
      6%, 1/1/2010                                                        3,000,000          3,085,170
      5.60%, 11/15/2010                                                   2,000,000          2,165,700
      5.875%, 1/1/2015                                                    2,000,000          2,005,960

Pennsylvania Housing Finance Agency:
  (Rental Housing):
    5.75%, 7/1/2003                                                       1,000,000          1,041,190
    6.25%, 7/1/2007                                                       2,100,000          2,188,704
    5.15%, 1/1/2003                                                       1,800,000          1,840,104
    5.45%, 7/1/2006                                                       2,400,000          2,508,216
  (Single Family Mortgage):
    5%, 10/1/2001                                                         1,000,000          1,009,670
    5.10%, 10/1/2002                                                      1,750,000          1,796,813
    5.20%, 10/1/2003                                                      1,000,000          1,038,060
    5.30%, 10/1/2004                                                      1,970,000          2,071,376
    5.35%, 10/1/2009                                                      1,165,000          1,238,150
    5.45%, 10/1/2010                                                      3,025,000          3,212,490
    5.50%, 10/1/2011                                                      1,325,000          1,401,996
    5.55%, 10/1/2012                                                      3,060,000          3,224,414
    5.45%, 10/1/2014                                                      1,000,000          1,025,300
    6%, 10/1/2015                                                         3,045,000          3,219,479
    5.75%, 10/1/2013                                                      5,040,000          5,347,944
    5.40%, 10/1/2027                                                        620,000            639,865

Pennsylvania Industrial Development Authority, EDR:
  5.50%, 7/1/2005 (Insured; AMBAC)                                        3,000,000          3,191,700
  6%, 7/1/2008 (Insured; AMBAC)                                           5,600,000          6,228,936
  5.80%, 1/1/2009 (Insured; AMBAC)                                        5,000,000          5,499,700

Pennsylvania Infrastructure Investment Authority, Revenue
  (Pennvest Loan Pool):
    6.25%, 9/1/2002                                                       1,000,000          1,038,830
    5.45%, 9/1/2003                                                       2,000,000          2,083,840
    5.55%, 9/1/2004                                                         600,000            634,488
    5.75%, 9/1/2006                                                       1,000,000          1,059,600
    5.85%, 9/1/2008                                                       1,000,000          1,056,350


-----------------------------------------------------------------------------------------------------------
MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
                                                                           Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                               Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------
PENNSYLVANIA (CONTINUED)

Pennsylvania Intergovernmental Cooperative Authority,
   Special Tax Revenue City of Philadelphia Funding Program):
    5.35%, 6/15/2007 (Insured; FGIC) (Prerefunded 6/15/2003)              6,930,000 b        7,203,250
    5%, 6/15/2007 (Insured; FGIC)                                         2,500,000          2,634,250
    5.60%, 6/15/2015 (Insured; MBIA) (Prerefunded 6/15/2003)              3,000,000 b        3,134,700
    5%, 6/15/2021 (Insured; FGIC)                                         2,600,000          2,536,976

Pennsylvania State University:
  5.55%, 8/15/2006 (Insured; AMBAC)                                       3,000,000          3,124,020
  5.55%, 8/15/2007                                                          750,000            779,910
  5.60%, 8/15/2008                                                        5,000,000          5,195,650
  5.50%, 8/15/2016                                                        6,280,000          6,397,562

Pennsylvania Turnpike Commission, Revenue:
  6.40%, 12/1/2004                                                        1,000,000          1,039,460
  5.70%, 12/1/2006 (Insured; FGIC)                                        1,750,000          1,831,795
  5.80%, 12/1/2007 (Insured; MBIA)                                        1,000,000          1,046,670
  5.90%, 12/1/2008 (Insured; FGIC)                                        1,500,000          1,571,370
  6%, 12/1/2009 (Insured; AMBAC)                                          1,500,000          1,587,555
  Oil Franchise Tax:
    5.50%, 12/1/2006 (Insured; AMBAC)                                     2,305,000          2,490,345
    5.625%, 12/1/2006 (Insured; AMBAC)                                    2,000,000          2,174,920
    6%, 12/1/2009 (Insured; AMBAC)                                        1,765,000          1,942,435

Perkiomen Valley School District:
  5.25%, 3/1/2013 (Insured; FSA)                                          1,230,000 a        1,291,033
  5.25%, 3/1/2014 Insured; FSA)                                           1,290,000 a        1,343,509

Philadelphia:
  5.25%, 3/15/2011 (Insured; FSA)                                         3,500,000          3,723,125
  5.25%, 3/15/2012 (Insured; FSA)                                           235,000            248,181
  5.25%, 3/15/2013 (Insured; FSA)                                         2,000,000          2,097,000
  5.25%, 3/15/2014 (Insured; FSA)                                         1,000,000          1,041,590
  Water and Wastewater Revenue:
    5.625%, 6/15/2009 (Insured; AMBAC)                                    5,000,000          5,441,500
    5.25%, 12/15/2012 (Insured; AMBAC)                                   10,000,000         10,694,200
    5.75, 6/15/2013 (Insured; MBIA) (Prerefunded 6/15/2003)               1,000,000 b        1,065,710
    5.50%, 6/15/2014 (Insured; FSA) (Prerefunded 6/15/2003)               2,095,000 b        2,221,203

Philadelphia Authority For Industrial Development, Revenue:
  (Girard Estates Facilities Leasing Project)
    5%, 5/15/2019                                                         2,400,000          2,400,456
  (Long Term Care FFE/Maplewood)
    8%, 1/1/2024 (Prerefunded 7/1/2004                                    2,950,000 b        3,385,273

Philadelphia Hospital and Higher Education Facilities Authority:
  HR (Childrens Hospital of Philadelphia)
    5.375%, 2/15/2014                                                     2,700,000          2,720,034

  Revenue (Northwestern Corporation)
    7.125%, 6/1/2018 (Prerefunded 6/1/2003)                               2,595,000 b        2,815,160

  Revenue (Jefferson Health System)
    5.50%, 5/15/2008                                                      1,000,000          1,051,200


                                                                                         The Funds 85

-----------------------------------------------------------------------------------------------------------
MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
                                                                          Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                              Amount ($)         Value ($)
-----------------------------------------------------------------------------------------------------------
PENNSYLVANIA (CONTINUED)

Philadelphia Parking Authority, Parking Revenue:
  5.25%, 2/1/2013 (Insured; AMBAC)                                        1,935,000         2,025,248
  5.25%, 2/1/2014 (Insured; AMBAC)                                        2,040,000         2,120,723
  Airport:
    5.50%, 9/1/2004 (Insured; AMBAC)                                      2,820,000         2,977,497
    5.50%, 9/1/2005 (Insured; AMBAC)                                      1,800,000         1,917,630
    5.75%, 9/1/2009 (Insured; AMBAC)                                      2,255,000         2,486,769

Philadelphia School District:
  6.25%, 9/1/2003 (Insured; AMBAC)                                        2,620,000         2,778,955
  5%, 10/1/2008 (Insured; MBIA)                                          10,000,000        10,545,000
  5.75%, 2/1/2011 (Insured; FSA)                                          3,000,000         3,326,580
  5.75%, 2/1/2013 (Insured; FSA)                                          3,000,000         3,296,160
  5.25%, 4/1/2014 (Insured; MBIA)                                         2,500,000         2,582,200

Pittsburgh and Allegheny County Public Auditorium Authority,
  Special Obligation
  5.60%, 6/1/2001                                                            15,000            15,086

Pleasant Valley School District
  5.75%, 9/1/2002 (Insured; AMBAC)                                        1,000,000         1,001,900

Pocono Mountain School District
  7%, 10/1/2003 (Insured; AMBAC)                                             35,000            35,104

Ridley School District
  5%, 11/15/2003 (Insured; FGIC)                                          1,100,000         1,110,197

Rose Tree Media School District:
  6.15%, 3/15/2002 (Insured; FGIC) (Prerefunded 9/15/2001)                  600,000 b         609,072
  6.50%, 3/15/2006 (Insured; FGIC) (Prerefunded 9/15/2001)                  500,000 b         508,500
  5.25%, 2/15/2008 (Insured; FGIC) (Prerefunded 2/15/2004)                  555,000 b         580,280
  5.30%, 2/15/2009 (Insured; FGIC) (Prerefunded 2/15/2004)                  575,000 b         601,991
  5.30%, 2/15/2009 (Insured; FGIC)                                          425,000           436,760

Saint Mary's Area School District:
  5.20%, 1/1/2006 (Insured; MBIA)                                         1,000,000         1,027,300
  5.20%, 1/1/2007 (Insured; MBIA)                                         1,000,000         1,025,050

Scranton-Lackawanna Health and Welfare Authority, Revenue:
  (Community Medical Center Project):
    5.50%, 7/1/2010 (Insured; MBIA)                                       3,035,000         3,257,466
    5.50%, 7/1/2011 (Insured; MBIA)                                       3,195,000         3,414,688
  (Mercy Health) 5.25%, 1/1/2005 (Insured; MBIA)                          2,435,000         2,549,762
  (University of Scranton Project):
    5.50%, 11/1/2006 (Insured; AMBAC)                                     2,295,000         2,472,312
    5.50%, 11/1/2007 (Insured; AMBAC)                                     3,040,000         3,292,594

Seneca Valley School District
  5.50%, 7/1/2004 (Insured; FGIC)                                           750,000           766,830

Southeastern Pennsylvania Transportation Authority, Special Revenue:
  5.125%, 3/1/2009 Series A (Insured; FGIC)                               1,350,000         1,431,824
  5.125%, 3/1/2009 Series B (Insured; FGIC)                               4,120,000         4,369,713
  5.90%, 3/1/2010 (Insured; FGIC) (Prerefunded 3/1/2005)                  2,125,000 b       2,314,763
  5.90%, 3/1/2010 (Insured; FGIC) (Prerefunded 3/1/2005)                    125,000 b         136,163
  5.25%, 3/1/2013 (Insured; FGIC)                                         2,000,000         2,096,720


-----------------------------------------------------------------------------------------------------------
MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
                                                                           Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                               Amount ($)         Value ($)
-----------------------------------------------------------------------------------------------------------
PENNSYLVANIA (CONTINUED)

Spring-Ford Area School District:
  5.25%, 8/1/2001 (Insured; FGIC) (Prerefunded 3/5/2001)                  1,000,000 b       1,000,350
  5.70%, 8/1/2004 (Insured; FGIC) (Prerefunded 3/5/2001)                  1,000,000 b       1,000,430
  4.75%, 8/1/2005 (Insured; FSA) (Prerefunded 11/1/2004)                  1,000,000 a,b     1,036,890
  5.70%, 2/1/2008 (Insured; AMBAC) (Prerefunded 2/1/2004)                 2,000,000 b       2,112,420
  6.50%, 2/1/2018 (Insured; AMBAC) (Prerefunded (2/1/2004)                1,660,000 b       1,827,162

State Public School Building Authority, College Revenue:
  (Northampton Community College)
    6%, 4/1/2009 (Insured; MBIA) (Prerefunded 4/1/2004)                   1,000,000 b       1,069,140
  (Montgomery Community College Project):
    5.80%, 5/1/2009 (Insured; MBIA) (Prerefunded 11/1/2004)                 955,000 b       1,026,157
    5.85%, 5/1/2010 (Insured; MBIA) (Prerefunded 11/1/2004)               1,010,000 b       1,086,972
    5.75%, 5/1/2011 (Prerefunded 11/1/2004)                               1,000,000 b       1,072,800
  (Harrisburg Community College) 5.10%, 10/1/2006 (Insured; MBIA)         1,000,000 b       1,058,440
  (Westmoreland County Community College)
    5.45%, 10/15/2011 (Insured; MBIA) (Prerefunded 10/15/2005)            1,000,000 b       1,073,140

Stroudsburg Area School District:
  5.30%, 10/1/2007 (Insured; FGIC) (Prerefunded 10/1/2005)                1,475,000 b       1,572,807
  5.45%, 10/1/2008 (Insured; FGIC) (Prerefunded 10/1/2005)                2,340,000 b       2,509,861

Swarthmore Boro Authority, College Revenue:
  5.70%, 9/15/2003 (Prerefunded 9/15/2002)                                  185,000 b         194,861
  5.70%, 9/15/2003                                                          815,000           854,968

Trinity Area School District
  5.45%, 11/1/2009 (Insured; FGIC)                                        2,000,000         2,057,660

University of Pittsburgh:
  5.65%, 6/1/2001(Insured; MBIA)                                            650,000           653,679
  5.65%, 6/1/2001(Insured; MBIA)                                            350,000           352,072
  5.75%, 6/1/2002(Insured; MBIA)                                            650,000           668,200
  5.75%, 6/1/2002(Insured; MBIA)                                            350,000           359,975
  6.25%, 6/1/2007(Insured; MBIA) (Prerefunded 6/1/2002)                     970,000 b       1,021,662
  6.25%, 6/1/2007(Insured; MBIA)                                            530,000           557,046

Upper Darby School District 5%, 2/15/2010 (Insured; AMBAC)                1,100,000 a       1,155,506

Upper Gwynedd Towamencin Municipal Authority, Sewer Revenue
  6.75%, 10/15/2006 (Insured; MBIA)                                       1,000,000         1,020,100

Upper Merion Municipal Utilities Authority, Sewer Revenue
  5.30%, 8/15/2004                                                        1,545,000         1,600,280

Upper St. Clair Township School District
  5.20%, 7/15/2027                                                        7,000,000         6,961,780

Wallenpaupack Area School District:
  5.50%, 3/1/2007 (Insured; FGIC)                                         1,985,000         2,138,778
  5.50%, 3/1/2008 (Insured; FGIC)                                         2,090,000         2,262,028

Washington County Authority, LR
  5.10%, 6/1/2004 (Insured; FGIC)                                           800,000           822,872

Washington County Industrial Development Authority,
  PCR (West Penn Power Co.- Mitchell Project)
  4.95%, 3/1/2003 (Insured; MBIA)                                         1,000,000         1,024,460


                                                                                         The Funds 87

-----------------------------------------------------------------------------------------------------------
MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
                                                                          Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                              Amount ($)         Value ($)
-----------------------------------------------------------------------------------------------------------
PENNSYLVANIA (CONTINUED)
West Chester Area Municipal Authority, Water Revenue
  5.75%, 1/1/2003                                                           515,000           528,864

Wilkes-Barre Area School District
  6.10%, 4/1/2009 (Insured; FGIC) (Prerefunded 10/1/2004)                 1,000,000 b       1,082,960

York County:
  5.60%, 10/1/2002 (Insured; FGIC)                                        1,000,000         1,021,940
  5.80%, 10/1/2003 (Insured; FGIC)                                        1,500,000         1,533,900

York County Solid Waste and Refuse Authority
  Solid Waste System Revenue
  5.50%, 12/1/2014 (Insured; FGIC)                                        1,000,000         1,084,010

TEXAS--1.8%

Harris County, Toll Road 6%, 8/1/2009 (Insured; FGIC)                     9,000,000 a      10,122,209

Matagorda County Navigation District No. 1, Revenue
  (Reliant Energy Inc.) 5.20%, 5/1/2029                                   4,000,000         4,050,759

North Texas Health Facilities Development Corporation, HR
  (Regional Health Care System Inc. Project)
  5.25%, 9/1/2007 (Insured; MBIA)                                           770,000           815,845

Port Arthur Navigation District, PCR
  6.10%, 4/1/2006 (Prerefunded 2/15/2002)                                   755,000 b         772,508

UTAH--.2%

Alpine School District (Utah Qualified Local School Board Program)
  5%, 3/15/2007                                                           1,750,000         1,838,829

VIRGINIA--.2%

Newport News Industrial Development Authority, IDR
  (Advanced Shipbuilder Carrier)
  5.25%, 9/1/2002                                                         1,605,000         1,647,692

WEST VIRGINIA--.1%

West Virginia, College Revenue
  6%, 4/1/2006 (Insured; AMBAC)                                           1,000,000         1,062,699

WISCONSIN--0.0%

Appleton Area School District 6.75%, 2/15/2006                              500,000           561,459

U.S. RELATED--4.4%

Puerto Rico Electric Power Authority, Power Revenue
  5.25%, 7/1/2029 (Insured; FSA)                                         15,575,000        15,791,181

Puerto Rico Highway and Transportation Authority, Highway Revenue:
  6.25%, 7/1/2008 Series Y (Insured; MBIA)                                1,295,000         1,484,471
  6.25%, 7/1/2008 Series Z (Insured; MBIA)                                1,000,000         1,146,310
  5.50, 7/1/2013 (Insured; FSA)                                           1,500,000         1,664,055
  5.50%, 7/1/2013 (Insured; MBIA)                                         4,000,000         4,437,480

Puerto Rico Municipal Finance Agency:
  5.50%, 8/1/2007 (Insured; FSA)                                          6,305,000         6,905,109
  5.50%, 8/1/2009 (Insured; FSA)                                          7,090,000         7,836,080

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $846,340,981)                                 876,321,116

-----------------------------------------------------------------------------------------------------------
MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
                                                                         Principal
SHORT-TERM MUNICIPAL INVESTMENTS--2.6%                                   Amount ($)          Value ($)
--------------------------------------------------------------------------------------------------------
ALASKA--.3%
Anchorage Higher Education, Revenue, VRDN
  (Alaska Pacific University) 3.20% (LOC; Bank of America NT&SA)          2,800,000 c       2,800,000

CALIFORNIA--.6%
California Health Facilities Finance Authority, Revenue, VRDN
  (Catholic Healthcare) 3.90%                                             5,000,000 c       5,000,000

GEORGIA--.1%
Gwinnett County Hospital Authority, Revenue Anticipation Certificates
  VRDN (Gwinnett Hospital System) 3.15% (LOC; Suntrust Bank)              1,000,000 c       1,000,000

IDAHO--.1%
Nez Perce County, PCR, VRDN
  (Potlatch 84) 3.50% (LOC; Bank One Chicago N.A.)                        1,350,000 c       1,350,000

ILLINOIS--.4%
Illinois Development Finance Authority, Revenue, VRDN:
  (Goodman Theater Project) 3.20% (LOC: Harris Trust and Savings Bank,
    Bank One Corp., Northern Trust Corp.)                                 1,000,000 c       1,000,000
  (Uhlich Childrens Home Project)
    3.50% (LOC; American National Bank and Trust)                           500,000 c         500,000
Illinois Educational Facilities Authority, Revenue, VRDN:
  (Shedd Aquarium Society) 3.20% (LOC; Bank One N.A.)                     1,000,000 c       1,000,000
  (Chicago Childrens Museum) 3.20% (LOC: Bank One N.A.)                   1,100,000 c       1,100,000

INDIANA--.7%
Indiana Educational Faciilities Authority, Revenue, VRDN
  (Franklin College) 3.55% (LOC; Bank One Indiana)                          860,000 c         860,000
Indiana Health Facilities Financing Authority, Revenue, VRDN
  (Capital Access Designated Pool):
    3.20% (LOC; Comerica Bank)                                              100,000 c         100,000
    3.20% (LOC; Comerica Bank)                                            4,300,000 c       4,300,000
    3.20% (LOC; Harris Trust and Savings Bank)                              200,000 c         200,000
Indiana Hospital Equipment Financing Authority, Revenue, VRDN
  3.20% (Insured; MBIA)                                                     700,000 c         700,000

PENNSYLVANIA--.2%
Allegheny County Hospital Development Authority, Revenue, VRDN
  (Presbyterian University Hospital) 3.50% (LOC; Bank One N.A.)           1,500,000 c       1,500,000

WISCONSIN--.2%
Wisconsin Health Facilities Authority, Revenue, VRDN
  (Franciscan Health Care) 3.15% (LOC; Toronto Dominion Bank)             1,000,000 c       1,000,000
Wisconsin Health and Educational Facilities Authority, Revenue, VRDN
  (Alverno College Project) 3.20% (LOC; Allied Irish Bank PLC)              800,000 c         800,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $23,210,000)                                  23,210,000


TOTAL INVESTMENTS (cost $869,550,982)                                           101.1%    899,531,116

LIABILITIES, LESS CASH AND RECEIVABLES                                           (1.1%)   (10,207,690)

NET ASSETS                                                                      100.0%    889,323,426


                                                                                         The Funds 89


---------------------------------------------------------------------------------------------------------------------------------
Summary of Abbreviations


AMBAC      American Municipal Bond Assurance Corporation                MBIA      Municipal Bond Investors Assurance
COP        Certificate of Participation                                            Insurance Corporation
EDR        Economic Development Revenue                                 LOC       Letter of Credit
FGIC       Financial Guaranty Insurance Company                         LR        Lease Revenue
FSA        Financial Security Assurance                                 PCR       Pollution Control Revenue
HR         Hospital Revenue                                             RRR       Resource Recovery Revenue
IDR        Industrial Development Revenue                               VRDN      Variable Rate Demand Notes




---------------------------------------------------------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)


Fitch           or             Moody's             or             Standard & Poor's                Value (%)
---------------------------------------------------------------------------------------------------------------------------------

AAA                            Aaa                                  AAA                                 63.0
AA                             Aa                                   AA                                  28.3
A                              A                                    A                                    3.3
BBB                            Baa                                  BBB                                  1.8
F-1                            MIG1/P1                              SP1/A1                               3.5
Not Rated d                    Not Rated d                          Not Rated d                           .1

                                                                                                       100.0

a Purchased on a delayed delivery basis.

b Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire bonds in full at the earliest refunding date.

c Securities payable on demand. Variable interest rate-subject to periodic change.

d Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

e At February 28, 2001, the fund had $252,403,588 (28.4% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from education projects.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001 (Unaudited)


-----------------------------------------------------------------------------------------------------------------------------
                                                              MPAM          MPAM           MPAM           MPAM           MPAM
                                                         Large Cap         Income       Mid Cap      Small Cap  International
                                                        Stock Fund     Stock Fund    Stock Fund     Stock Fund           Fund
---------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--
  See Statement of Investments--Note 2(c)+            2,188,296,097    757,229,452   807,170,332    133,049,120    352,550,544
Cash                                                        884,751            --        317,237        502,928        581,823
Cash denominated in foreign currencies                           --            --             --            --       6,016,739
Receivable for investment securities sold                 5,219,029      1,876,061     8,198,421         21,102             --
Receivable for shares of Beneficial Interest subscribed      14,542             --            --             --         70,000
Dividends receivable                                      2,583,938      1,235,883       539,482         71,965        774,674
Interest receivable                                           3,350         12,712         3,780            958          2,281
Prepaid expenses                                             93,806          8,099        44,423         13,972         16,921
                                                      2,197,095,513    760,362,207   816,273,675    133,660,045    360,012,982
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates--Note 3     1,184,405        417,688       474,822        105,768        232,234
Due to Administrator--Note 3                                255,225         87,975        91,282         14,894          3,316
Cash overdraft due to Custodian                                  --        611,448            --             --             --
Payable for investment securities purchased              10,415,700      2,236,115     8,041,747      3,327,998        872,134
Payable for shares of Beneficial Interest redeemed        4,939,708      1,231,892       461,682         33,722             --
Net unrealized (depreciation) on forward currency
  exchange contracts--Note 2(f)                                  --             --            --             --          6,572
Accrued expenses and other liabilities                       36,378         35,118        44,108         27,153        110,332
                                                         16,831,416      4,620,236     9,113,641      3,509,535      1,224,588
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ($)                                        2,180,264,097    755,741,971   807,160,034    130,150,510    358,788,394

---------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):
Paid-in capital                                       1,610,610,352    531,999,916   674,403,129    133,551,591    360,049,921
Accumulated investment income (loss)--net                   140,435        248,294       166,375        (46,964)       153,591
Accumulated net realized gain (loss) on investments     (17,275,883)    14,254,489    (2,635,751)    (8,801,995)            --
Accumulated net realized gain (loss) on investments
  and foreign currency transactions                             --             --            --             --        (308,096)
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                586,789,193    209,239,272   135,226,281      5,447,878             --
Accumulated net unrealized appreciation
  (depreciation) on investments and foreign
  currency transactions--Note 4                                  --             --            --             --     (1,107,022)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ($)                                        2,180,264,097    755,741,971   807,160,034    130,150,510    358,788,394

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE

SHARES OUTSTANDING
(unlimited number of shares of Beneficial Interest)     208,168,923     68,379,223    72,145,157     11,129,129     28,317,070

NET ASSET VALUE PER SHARE ($)                                 10.47          11.05         11.19          11.69          12.67
---------------------------------------------------------------------------------------------------------------------------------
+ INVESTMENTS AT COST ($)                             1,601,506,904    547,990,180   671,944,051    127,601,242    353,618,110


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Funds 91


STATEMENT OF ASSETS AND LIABILITIES (Unaudited) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             MPAM          MPAM           MPAM          MPAM
                                                                         Emerging      Balanced           Bond   Intermediate
                                                                     Markets Fund          Fund           Fund      Bond Fund
---------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--See Statement of Investments--Note 2(c)+         35,489,431   453,972,528    666,387,259    387,236,581
Cash                                                                      639,089            --             --             --
Cash denominated in foreign currencies                                    412,299            --             --             --
Receivable for investment securites sold                                   95,337       430,293             --             --
Receivable for shares of Beneficial Interest subscribed                   464,709            --             --        251,064
Dividends receivable                                                       79,441     2,301,972             --             --
Interest receivable                                                           446       214,648      6,724,634      5,945,274
Paydowns receivable                                                            --            --        511,065        130,254
Prepaid expenses                                                           10,660        25,505         38,337         20,744
Due from Administrator                                                        628            --             --             --
                                                                       37,192,040   456,944,946    673,661,295    393,583,917
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3                      29,790       183,025        196,464        118,178
Due to Administrator--Note 3                                                   --        55,979         71,046         43,162
Cash overdraft due to Custodian                                                --       933,944      1,987,474      2,014,693
Payable for investment securities purchased                             1,144,246     8,529,191     23,963,320             --
Payable for shares of Beneficial Interest redeemed                             --            --        120,282        104,906
Net unrealized (depreciation) on forward currency
  exchange contracts--Note 2(f)                                                 3            --             --             --
Accrued expenses                                                           38,247        19,708         73,046         50,121
                                                                        1,212,286     9,721,847     26,411,632      2,331,060
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ($)                                                         35,979,754   447,223,099    647,249,663    391,252,857

---------------------------------------------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                        34,896,628   393,605,505    628,174,096    383,619,039
Accumulated investment income (loss)--net                                  29,750        (5,017)        21,637         20,002
Accumulated net realized gain (loss) on investments                            --     1,158,440      2,845,769       (986,624)
Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                       392,384            --             --             --
Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                                         --   52,464,171     16,208,161      8,600,440
Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions--Note 4                660,992            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ($)                                                         35,979,754   447,223,099    647,249,663    391,252,857

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE

SHARES OUTSTANDING
(unlimited number of shares of Beneficial Interest)                     2,862,124    37,909,806     49,897,304     30,299,728
Net Asset Value Per Share ($)                                               12.57         11.80          12.97          12.91
---------------------------------------------------------------------------------------------------------------------------------

+ INVESTMENTS AT COST ($)                                              34,827,594   401,508,357    650,179,098    378,636,141


SEE NOTES TO FINANCIAL STATEMENTS.


---------------------------------------------------------------------------------------------------------------------------------
                                                                            MPAM          MPAM           MPAM           MPAM
                                                                       Short-Term      National       National   Pennsylvania
                                                                             U.S.  Intermediate     Short-Term   Intermediate
                                                                       Government     Municipal      Municipal      Municipal
                                                                  Securities Fund     Bond Fund      Bond Fund      Bond Fund
---------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--See Statement of Investments--Note 2(c)+         94,950,317   435,160,787    126,286,526    899,531,116
Cash                                                                           --            --        184,954             --
Receivable for investment securities sold                                      --     5,146,497             --      6,609,759
Receivable for shares of Beneficial Interest subscribed                        --            --             --        132,660
Dividends receivable                                                           --            --             --             --
Interest receivable                                                     1,109,888     5,225,342      1,696,782     11,526,131
Prepaid expenses                                                           15,538        24,093         14,157         41,525
Due from Administrator                                                         --            --             --             --
                                                                       96,075,743   445,556,719    128,182,419    917,841,191
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates--Note 3                      20,852        91,426         30,415        343,188
Due to Administrator--Note 3                                               10,454        67,679         14,159         91,088
Cash overdraft due to Custodian                                           408,728     1,241,168             --      4,332,027
Payable for investment securities purchased                                    --     8,838,520             --     23,680,152
Payable for shares of Beneficial Interest redeemed                        243,446            --             --             --
Accrued expenses                                                           54,851        48,453         15,776         71,310
                                                                          738,331    10,287,246         60,350     28,517,765
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ($)                                                         95,337,412   435,269,473    128,122,069    889,323,426

---------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                        94,548,634   417,802,283    125,512,733    856,505,041
Accumulated undistributed investment income--net                            8,326            --             --             --
Accumulated net realized gain (loss) on investments                       111,804     2,141,511        118,895      2,838,251

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                  668,648    15,325,679      2,490,441     29,980,134
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ($)                                                         95,337,412   435,269,473    128,122,069    889,323,426

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE

SHARES OUTSTANDING
(unlimited number of shares of Beneficial Interest)                     7,463,694    33,709,850     10,053,437     68,947,322
Net Asset Value Per Share ($)                                               12.77         12.91          12.74          12.90
---------------------------------------------------------------------------------------------------------------------------------
+ INVESTMENTS AT COST ($)                                              94,281,669   419,835,108    123,796,085    869,550,982



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Funds 93


STATEMENT OF OPERATIONS

from October 2, 2000 (commencement of operations) to February 28, 2001 (Unaudited)

---------------------------------------------------------------------------------------------------------------------------------
                                                                  MPAM          MPAM          MPAM          MPAM          MPAM
                                                             Large Cap        Income       Mid Cap     Small Cap  International
                                                            Stock Fund    Stock Fund    Stock Fund    Stock Fund          Fund
---------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:
Cash dividends (net of $6,769, $1,651 and $147,316
  foreign taxes  withheld at source for the MPAM
  Large Cap Stock Fund, MPAM Income Stock Fund
  and the MPAM International Fund, respectively)            10,066,716     5,453,422     2,696,595       368,306     1,159,652
Interest                                                       686,177       248,941       618,062       118,191       497,675

TOTAL INCOME                                                10,752,893     5,702,363     3,314,657       486,497     1,657,327

EXPENSES:
Investment advisory fee--Note 3(a)                           6,582,150     2,279,831     2,497,603       431,849     1,135,939
Administration fee--Note 3(a)                                1,457,557       504,846       479,365        73,137       192,389
Custodian fees--Note 3(a)                                       67,258        33,510        24,989        15,122       140,018
Prospectus and shareholders' reports                             3,818         7,490         3,718         3,718         2,068
Shareholder servicing costs--Note 3(a)                             440           184           292           359           162
Auditing fees                                                   13,072        13,174        11,467        10,619        10,938
Legal fees                                                      12,376       104,275         8,404         1,205         5,160
Registration fees                                                6,225         7,849        11,486         9,114        16,490
Trustees' fees and expenses--Note 3(b)                          59,851        25,981        20,880         3,962         8,369
Miscellaneous                                                   84,946         1,322        19,801         3,392        12,703

TOTAL EXPENSES                                               8,287,693     2,978,462     3,078,005       552,477     1,524,236
Less--reduction in administration fee due to
  undertaking--Note 3(a)                                            --            --            --       (19,016)     (121,017)

NET EXPENSES                                                 8,287,693     2,978,462     3,078,005       533,461     1,403,219

INVESTMENT INCOME (LOSS)--NET                                2,465,200     2,723,901       236,652       (46,964)      254,108
---------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS--NOTE 4 ($):
Net realized gain (loss) on investments                    (14,711,533)   25,081,627    (2,635,751)   (8,801,995)           --
Net realized gain (loss) on investments and
  foreign currency transactions                                     --            --            --            --      (183,674)
Net realized gain (loss) on forward currency
  exchange contracts                                                --            --            --            --      (124,422)

NET REALIZED GAIN (LOSS)                                   (14,711,533)   25,081,627    (2,635,751)   (8,801,995)     (308,096)
Net unrealized appreciation (depreciation) on investments (414,141,706) (117,122,008)  (88,569,437)      950,268            --
Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                 --            --            --            --     3,622,714

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS    (428,853,239)  (92,040,381)  (91,205,188)   (7,851,727)    3,314,618

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                               (426,388,039)  (89,316,480)  (90,968,536)   (7,898,691)    3,568,726



SEE NOTES TO FINANCIAL STATEMENTS.



---------------------------------------------------------------------------------------------------------------------------------
                                                                               MPAM          MPAM           MPAM          MPAM
                                                                            Emerging      Balanced          Bond   Intermediate
                                                                        Markets Fund          Fund          Fund     Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $16,682 and $501
  foreign taxes withheld at source
  for the MPAM Emerging Markets Fund
  and MPAM Balanced Fund, respectively)                                      157,348       832,199            --            --
Interest                                                                      75,170     6,302,390    17,306,846    10,490,872

INTEREST INCOME                                                              232,518     7,134,589    17,306,846    10,490,872

EXPENSES:
Investment advisory fee--Note 3(a)                                            97,303       904,316     1,036,092       647,755
Administration fee--Note 3(a)                                                 12,187       239,914       372,859       233,105
Custodian fees--Note 3(a)                                                     46,870        22,832        21,153        12,279
Prospectus and shareholders' reports                                             212         3,718        12,819         8,618
Shareholder servicing costs--Note 3(a)                                            99           305         3,540         3,533
Auditing fees                                                                 10,283        10,989        11,370        11,153
Legal fees                                                                       198         4,136        21,369        17,145
Registration fees                                                              8,273         6,225         6,458         6,458
Trustees' fees and expenses--Note 3(b)                                           770        12,452        16,785        11,849
Miscellaneous                                                                  2,204        17,434        19,718        15,869

TOTAL EXPENSES                                                               178,399     1,222,321     1,522,163       967,764

Less-reduction in administration fee due to undertaking--Note 3(a)           (64,173)      (13,709)      (71,634)      (60,908)

NET EXPENSES                                                                 114,226     1,208,612     1,450,529       906,856
Investment Income--Net                                                       118,292     5,925,977    15,856,317     9,584,016
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS--NOTE 4 ($):

NET REALIZED GAIN (LOSS) ON INVESTMENTS                                           --     1,158,440     2,845,769      (986,624)
Net realized gain (loss) on investments and foreign currency transactions    431,510            --            --            --
Net realized gain (loss) on forward currency exchange contracts              (34,114)           --            --            --

NET REALIZED GAIN (LOSS)                                                     397,396     1,158,440     2,845,769      (986,624)

Net unrealized appreciation (depreciation) on investments                         --   (28,470,011)   20,355,331    13,896,178
Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                          660,992            --            --            --

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     1,058,388   (27,311,571)   23,201,100    12,909,554

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       1,176,680   (21,385,594)   39,057,417    22,493,570

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Funds 95

---------------------------------------------------------------------------------------------------------------------------------
                                                                               MPAM          MPAM          MPAM          MPAM
                                                                          Short-Term      National      National  Pennsylvania
                                                                                U.S.  Intermediate    Short-Term  Intermediate
                                                                          Government     Municipal     Municipal     Municipal
                                                                     Securities Fund     Bond Fund     Bond Fund     Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INTEREST INCOME:                                                            2,506,982     8,408,574     2,527,560    18,275,205

EXPENSES:

Investment advisory fee--Note 3(a)                                            143,884       598,754       188,773     1,835,290
Administration fee--Note 3(a)                                                  59,174       244,487        77,680       528,419
Custodian fees--Note 3(a)                                                       7,659         9,231         5,091        28,283
Prospectus and shareholders' reports                                            7,618         6,133         7,903        11,133
Shareholder servicing costs--Note 3(a)                                          3,534            28            --            --
Auditing fees                                                                  10,886         7,652         2,722        17,728
Legal fees                                                                     11,879        12,647         4,288        27,947
Registration fees                                                               6,458        10,769         6,478         6,458
Trustees' fees and expenses--Note 3(b)                                         13,181        15,302         8,730        26,814
Miscellaneous                                                                  10,224         9,817         5,244        26,090

TOTAL EXPENSES                                                                274,497       914,820       306,909     2,508,162

Less--reduction in administration fee due to undertaking--Note 3(a)           (48,395)      (25,242)      (26,447)      (48,873)

NET EXPENSES                                                                  226,102       889,578       280,462     2,459,289

INVESTMENT INCOME--NET                                                      2,280,880     7,518,996     2,247,098    15,815,916
---------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                       127,854     2,247,337       118,895     3,173,447
Net realized gain (loss) on financial futures                                      --       (83,263)           --            --

NET REALIZED GAIN (LOSS)
                                                                              127,854     2,164,074       118,895     3,173,447
Net unrealized appreciation (depreciation) on investments                   2,050,078    11,135,149     2,392,011    24,985,705

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                      2,177,932    13,299,223     2,510,906    28,159,152
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        4,458,812    20,818,219     4,758,004    43,975,068


SEE NOTES TO FINANCIAL STATEMENTS.

96


STATEMENT OF CHANGES IN NET ASSETS

from October 2, 2000 (commencement of operations) to February 28, 2001 (Unaudited)

---------------------------------------------------------------------------------------------------------------------------------
                                                     MPAM              MPAM             MPAM              MPAM            MPAM
                                                Large Cap            Income          Mid Cap         Small Cap    International
                                               Stock Fund        Stock Fund       Stock Fund        Stock Fund             Fund
---------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):
Investment income (loss)--net                   2,465,200         2,723,901          236,652           (46,964)         254,108
Net realized gain (loss) on investments       (14,711,533)       25,081,627       (2,635,751)       (8,801,995)        (308,096)
Net unrealized appreciation
   (depreciation) on investments             (414,141,706)     (117,122,008)     (88,569,437)          950,268        3,622,714

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (426,388,039)      (89,316,480)     (90,968,536)       (7,898,691)       3,568,726
---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):


Investment income--net                         (2,324,765)       (2,475,607)         (70,277)               --         (100,517)
Net realized gain on investments               (2,564,350)      (10,827,138)              --                --               --

TOTAL DIVIDENDS                                (4,889,115)      (13,302,745)         (70,277)               --         (100,517)
---------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 114,454,533         3,376,241       76,139,819        34,236,302       77,378,758
Net assets received in connection with
   conversion--Note 1                       2,697,488,350       933,596,199      857,968,427       116,815,931      287,208,762
Dividends reinvested                            1,769,290         7,203,062            3,947                --           13,543
Cost of shares redeemed                      (202,178,614)      (85,821,998)     (35,921,038)      (13,010,724)      (9,288,570)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS         2,611,533,559       858,353,504      898,191,155       138,041,509      355,312,493

TOTAL INCREASE (DECREASE) IN NET ASSETS     2,180,256,405       755,734,279      807,152,342       130,142,818      358,780,702
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):
Beginning of Period--Note 1                         7,692             7,692            7,692             7,692            7,692

END OF PERIOD                               2,180,264,097       755,741,971      807,160,034       130,150,510      358,788,394
Undistributed investment income--net              140,435           248,294          166,375                --          153,591
---------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):
Shares sold                                     9,976,846           277,629        6,648,858         2,856,430        6,104,578
Shares issued in connection with
   conversion--Note 1                         215,799,067        74,687,696       68,637,474         9,345,275       22,976,701
Shares issued for dividends reinvested            158,081           613,552              333                --            1,073
Shares redeemed                               (17,765,686)       (7,200,269)      (3,142,123)       (1,073,191)        (765,897)

NET INCREASE (DECREASE) IN
   SHARES OUTSTANDING                         208,168,308        68,378,608       72,144,542        11,128,514       28,316,455



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Funds 97


STATEMENT OF CHANGES IN NET ASSETS (Unaudited) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                       MPAM             MPAM              MPAM             MPAM
                                                                   Emerging         Balanced              Bond     Intermediate
                                                               Markets Fund             Fund              Fund        Bond Fund
---------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):
Investment income--net                                              118,292        5,925,977        15,856,317        9,584,016
Net realized gain (loss) on investments                             397,396        1,158,440         2,845,769         (986,624)
Net unrealized appreciation (depreciation) on investments           660,992      (28,470,011)       20,355,331       13,896,178

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       1,176,680      (21,385,594)       39,057,417       22,493,570
---------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):
Investment income--net                                              (88,542)      (5,930,994)      (15,834,680)      (9,564,014)
Net realized gain on investments                                     (5,012)              --                --               --
TOTAL DIVIDENDS                                                     (93,554)      (5,930,994)      (15,834,680)      (9,564,014)
---------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                                    35,452,439        5,791,932        61,164,450       33,921,408
Net assets received in connection with conversion--Note 1                --      506,266,470       611,189,463      383,695,825
Dividends reinvested                                                 52,026           83,130           497,325          553,565
Cost of shares redeemed                                            (615,529)     (37,609,537)      (48,832,004)     (39,855,189)
INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS                               34,888,936      474,531,995       624,019,234      378,315,609
TOTAL INCREASE (DECREASE) IN NET ASSETS                          35,972,062      447,215,407       647,241,971      391,245,165
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):
Beginning of Period--Note 1                                           7,692            7,692             7,692            7,692

END OF PERIOD                                                    35,979,754      447,223,099       647,249,663      391,252,857
Undistributed investment income--net                                 29,750               --            21,637           20,002
---------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):
Shares sold                                                       2,908,960          474,147         4,778,746        2,681,090
Shares issued in connection with conversion--Note 1                      --       40,501,318        48,895,157       30,695,666
Shares issued for dividends reinvested                                4,354            6,883            39,067           43,586
Shares redeemed                                                     (51,805)      (3,073,157)       (3,816,281)      (3,121,229)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                     2,861,509       37,909,191        49,896,689       30,299,113



SEE NOTES TO FINANCIAL STATEMENTS.


---------------------------------------------------------------------------------------------------------------------------------
                                                                      MPAM             MPAM              MPAM             MPAM
                                                                 Short-Term         National          National     Pennsylvania
                                                                       U.S.     Intermediate        Short-Term     Intermediate
                                                                 Government        Municipal         Municipal        Municipal
                                                            Securities Fund        Bond Fund         Bond Fund        Bond Fund
---------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                            2,280,880        7,518,996         2,247,098       15,815,916
Net realized gain (loss) on investments                             127,854        2,164,074           118,895        3,173,447
Net unrealized appreciation (depreciation) on investments         2,050,078       11,135,149         2,392,011       24,985,705

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       4,458,812       20,818,219         4,758,004       43,975,068
---------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):
Investment income--net                                           (2,272,554)      (7,518,996)       (2,247,098)     (15,815,916)
Net realized gain on investments                                    (16,050)         (22,563)               --         (335,196)

TOTAL DIVIDENDS                                                  (2,288,604)      (7,541,559)       (2,247,098)     (16,151,112)
---------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):
Net proceeds from shares sold                                     5,189,554       38,081,863         6,022,985       31,439,786
Net assets received in connection with conversion--Note 1       101,041,240      393,149,901       132,338,181      875,384,362
Dividends reinvested                                                 86,785          102,493             7,798          258,618
Cost of shares redeemed                                         (13,158,067)      (9,349,136)      (12,765,493)     (45,590,988)

INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS                               93,159,512      421,985,121       125,603,471      861,491,778

TOTAL INCREASE (DECREASE) IN NET ASSETS                          95,329,720      435,261,781       128,114,377      889,315,734
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period--Note 1                                           7,692            7,692             7,692            7,692
End of Period                                                    95,337,412      435,269,473       128,122,069      889,323,426
Undistributed investment income--net                                  8,326               --                --               --
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                         409,690        2,982,330           565,167        2,466,409
Shares issued in connection with conversion--Note 1               8,083,299       31,451,992        10,587,054       70,030,749
Shares issued for dividends reinvested                                6,873            7,979               616           20,386
Shares redeemed                                                  (1,036,783)        (733,066)       (1,100,015)      (3,570,837)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                     7,463,079       33,709,235        10,052,822       68,946,707


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Funds 99


FINANCIAL HIGHLIGHTS (Unaudited)

The following tables describe the performance for each fund for the period from October 2, 2000 (commencement of operations) to
February 28, 2001. Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund's financial statements.

---------------------------------------------------------------------------------------------------------------------------------
                                                                  MPAM          MPAM           MPAM           MPAM         MPAM
                                                             Large Cap        Income        Mid Cap      Small Cap International
                                                            Stock Fund    Stock Fund     Stock Fund     Stock Fund          Fund
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             12.50         12.50          12.50          12.50         12.50
Investment Operations:
Investment income--net a                                           .01           .04            .00b           .00b          .01
Net realized and unrealized
  gain (loss) on investments                                     (2.02)        (1.30)         (1.31)          (.81)          .16
Total from Investment Operations                                 (2.01)        (1.26)         (1.31)          (.81)          .17
Distributions:
Dividends from investment income--net                             (.01)         (.04)           .00b            --          (.00)b
Dividends from net realized gain on investments                   (.01)         (.15)            --             --            --
TOTAL DISTRIBUTIONS                                               (.02)         (.19)            --             --          (.00)b
Net asset value, end of period                                   10.47         11.05          11.19          11.69         12.67
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) C                                              (16.06)       (10.18)        (10.47)         (6.48)         1.39

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):
Ratio of expenses to average net assets c                          .34           .35            .38            .43           .43
Ratio of net investment income (loss)
  to average net assets c                                          .10           .32            .03           (.04)          .08
Decrease reflected in above expense ratio
  due to undertaking by the Administrator c                      --            --             --               .02           .04
Portfolio Turnover Rate c                                        20.91         12.95          34.31          66.62         17.57
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                        2,180,264       755,742        807,160        130,151       358,788



a Based on average shares outstanding at each month end.

b Amount represents less than $.01 per share.

c Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------------------------
                                                                             MPAM          MPAM            MPAM         MPAM
                                                                         Emerging       Balanced           Bond  Intermediate
                                                                     Markets Fund           Fund           Fund     Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                                        12.50          12.50          12.50          12.50
Investment Operations:
Investment income--net                                                        .07a           .15a           .32            .31
Net realized and unrealized
  gain (loss) on investments                                                  .05           (.70)           .47            .41
Total from Investment Operations                                              .12           (.55)           .79            .72
Distributions:
Dividends from investment income--net                                        (.05)          (.15)          (.32)          (.31)
Dividends from net realized gain on investments                              (.00)b          --             --            --
Total Distributions                                                          (.05)          (.15)          (.32)          (.31)
Net asset value, end of period                                              12.57          11.80          12.97          12.91
---------------------------------------------------------------------------------------------------------------------------------

Total Return (%)                                                             1.03c         (4.39)c        15.47d         14.09d

---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                                       .56c           .26c           .56d           .56d
Ratio of net investment income
  to average net assets                                                       .58c          1.26c          6.16d          5.96d
Decrease reflected in above expense ratio
  due to undertaking by the Administrator                                     .31c           .00b,c         .03d           .04d
Portfolio Turnover Rate                                                     20.42c         32.59c         63.00c         49.58c
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                                      35,980        447,223        647,250        391,253


a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
See notes to financial statements.



                                                                                                                    The Funds 101


                                                                             MPAM           MPAM           MPAM          MPAM
                                                                       Short-Term       National       National  Pennsylvania
                                                                             U.S.   Intermediate     Short-Term  Intermediate
                                                                       Government      Municipal      Municipal     Municipal
                                                                  Securities Fund      Bond Fund      Bond Fund     Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                                        12.50          12.50          12.50         12.50
Investment Operations:
Investment income--net                                                        .29            .28            .22           .23
Net realized and unrealized
  gain (loss) on investments                                                  .27            .41            .24           .41
Total from Investment Operations                                              .56            .69            .46           .64
Distributions:
Dividends from investment income--net                                        (.29)          (.28)          (.22)         (.23)
Dividends from net realized gain on investments                              (.00)a         (.00)a         --            (.01)
Total Distributions                                                          (.29)          (.28)          (.22)         (.24)
Net asset value, end of period                                              12.77          12.91          12.74         12.90
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%) b                                                          11.00          13.49           8.92         12.30

---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets b                                     .55            .52            .52           .67
Ratio of net investment income
  to average net assets b                                                    5.59           4.40           4.17          4.31
Decrease reflected in above expense ratio
  due to undertaking by the Administrator b                                   .12            .01            .05           .01
Portfolio Turnover Rate c                                                   32.37          30.87          32.93         20.44
---------------------------------------------------------------------------------------------------------------------------------
                                                                           95,337        435,269        128,122        889,323

Net Assets, end of period ($ x 1,000)
a Amount represents less than $.01 per share.
b Annualized.
c Not annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--General:

MPAM Funds Trust (the "Trust") was organized as a Massachusetts business trust on April 12, 2000 and operates as a series company currently offering thirteen series. They are MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets Fund, MPAM Balanced Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund, MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund (each, a "fund" and collectively, the "funds"). The Trust had no operations until October 2, 2000 (commencement of operations) other than matters relating to its organization and registration as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"), and the Securities Act of 1933, as amended, and the sale and issuance of 8,000 shares of beneficial interest, divided equally among its thirteen series. MPAM Advisers, a division of The Dreyfus Corporation ("Dreyfus"), serves as each fund's investment adviser ("Investment Adviser"). Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the "Administration Agreement"). Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services. Dreyfus is a direct subsidiary of Mellon. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund's shares, which are sold without a sales charge. The funds' fiscal year end is August 31.

The conversion of certain common trust funds (the "Common Trust Funds") maintained by Mellon or Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect subsidiary of Mellon Financial Corporation, into the thirteen corresponding funds comprising the Trust occurred at the close of business on September 29, 2000. The conversion was accomplished by a tax-free exchange, and, at the completion of the conversion, each fund had the following shares, net assets, net asset value and unrealized appreciation/depreciation:

                                                                                                            Unrealized
                                                                                                          Appreciation
                                                           Shares       Net Assets($)         NAV($)  (Depreciation)($)
---------------------------------------------------------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                             215,799,067       2,697,488,350         12.50      1,000,930,899
MPAM Income Stock Fund                                 74,687,696         933,596,199         12.50        326,361,280
MPAM Mid Cap Stock Fund                                68,637,474         857,968,427         12.50        223,795,718
MPAM Small Cap Stock Fund                               9,345,275         116,815,931         12.50          4,497,610
MPAM International Fund                                22,976,701         287,208,762         12.50         (4,705,052)
MPAM Emerging Markets Fund                                     --                  --            --                --
MPAM Balanced Fund                                     40,501,318         506,266,470         12.50         80,934,182
MPAM Bond Fund                                         48,895,157         611,189,463         12.50         (4,147,170)
MPAM Intermediate Bond Fund                            30,695,666         383,695,825         12.50         (5,295,737)
MPAM Short-Term U.S. Government Securities Fund         8,083,299         101,041,240         12.50         (1,381,430)
MPAM National Intermediate Municipal Bond Fund         31,451,992         393,149,901         12.50          4,190,530
MPAM National Short-Term Municipal Bond Fund           10,587,054         132,338,181         12.50             98,430
MPAM Pennsylvania Intermediate Municipal Bond Fund     70,030,749         875,384,362         12.50          4,994,429



                                                                                                         The Funds 103

The assets of the Common Trust Funds transferred to the funds were valued at current market prices determined in accordance with Rule 17a-7 promulgated under the 1940 Act.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(a) Portfolio valuation: MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets Fund and MPAM Balanced Fund (Equity securities):

Investments in equity securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust's Board. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

MPAM Bond Fund, MPAM  Intermediate  Bond Fund,
MPAM Short-Term U.S. Government Securities Fund and MPAM Balanced Fund (Debt securities):

Investments in debt securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Trust's Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund's debt securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates market value.

MPAM  National  Intermediate  Municipal  Bond  Fund,
MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal
Bond Fund:

Investments in municipal securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Trust's Board.
Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: All funds except MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

MPAM  National  Intermediate  Municipal  Bond  Fund,
MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal
Bond Fund:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Under the terms of the custody agreement with Mellon for each fund except MPAM International Fund and MPAM Emerging Markets Fund and with Boston Safe with respect to MPAM International Fund and MPAM Emerging Markets Fund, the funds received net earnings credits during the period ended February 28, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income. These amounts were as follows:

MPAM Large Cap Stock Fund                   $6,557
MPAM Income Stock Fund                          --
MPAM Mid Cap Stock Fund                      4,900
MPAM Small Cap Stock Fund                    2,037
MPAM International Fund                      9,948
MPAM Emerging Markets Fund                  11,959
MPAM Balanced Fund                           2,569
MPAM Bond Fund                              16,921
MPAM Intermediate Bond Fund                     --
MPAM Short-Term U.S. Government
  Securities Fund                            4,568
MPAM National Intermediate
  Municipal Bond Fund                           --
MPAM National Short-Term
  Municipal Bond Fund                        8,308
MPAM Pennsylvania Intermediate
  Municipal Bond Fund                        1,379

All MPAM Funds:

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize all fixed income securities on a scientific basis, which differs from the different amortization policies that the funds currently follow. Upon adoption, the funds will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to decrease or increase accumulated net investment income, with an offsetting adjustment to accumulated unrealized appreciation (depreciation) on securities. This adjustment would, therefore, have no effect on the net assets of the funds.




                                                                   The Funds 105

(c) Repurchase agreements: Certain funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser, acting under the supervision of the Trust's Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: Certain funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the funds to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a futures broker or a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At February 28, 2001, there were no financial futures contracts outstanding.

(e) Foreign currency transactions: Certain funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(f) Forward currency exchange contracts: Certain funds may enter into forward currency exchange contracts to hedge their exposure to changes in foreign currency  exchange  rates on their  foreign  portfolio  holdings  and to  settle foreign currency transactions. When executing forward currency exchange contracts, a fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, a fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, a fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. A fund realizes a gain if the value of the contract increases between those dates. The funds are also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. At February 28, 2001, there were no open forward currency exchange contracts, except for MPAM International Fund and MPAM Emerging Markets Fund. The following summarizes open forward currency exchange contracts for MPAM International Fund at February 28, 2001 (see below) and MPAM Emerging Markets Fund at February 28, 2001 (see top of page 108).

(g) Concentration of risk: MPAM Pennsylvania Intermediate Municipal Bond Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(h) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.

MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Balanced Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund and MPAM Short-Term U.S. Government Securities Fund declare and pay dividends from investment income-net monthly.

MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund declare and pay dividends from investment income-net annually.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund declare dividends daily from investment income-net; such dividends are paid monthly.

With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain.

(i) Federal income taxes: It is the policy of each fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.


                                                Foreign
                                               Currency                                          Unrealized
Forward Currency Exchange Contracts             Amounts      Cost ($)     Value ($)      (Depreciation) ($)
---------------------------------------------------------------------------------------------------------------
Purchases;

Japanese Yen, expiring 3/1/2001              72,296,105       622,277       615,705                 (6,572)

                                                                                                  The Funds 107

                                                Foreign                                         Unrealized
                                               Currency                                       Appreciation
Forward Currency Exchange Contracts             Amounts      Cost ($)     Value ($)      (Depreciation) ($)
---------------------------------------------------------------------------------------------------------------
Purchases:
British Pound, expiring 3/1/2001                 36,920        53,209        53,382                    173
Mexican Peso, expiring 3/1/2001                 657,454        68,010        67,835                   (175)
Sales:                                                      Proceeds ($)
Hong Kong Dollar:
  expiring 3/1/2001                             428,000        54,872        54,873                     (1)
  expiring 3/2/2001                             120,000        15,385        15,385                      -
Total                                                                                                   (3)



NOTE 3--Investment Advisory Fee, Administration Fee and Other
Transactions With Affiliates:

(a) Fees payable by each fund pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each funds' net assets at the following annual rates:
 .65 of 1% of the MPAM Large Cap Stock Fund, .65 of 1% of the MPAM Income Stock Fund, .75 of 1% of the MPAM Mid Cap Stock Fund, .85 of 1% of the MPAM Small Cap Stock Fund, .85 of 1% of the MPAM International Fund, 1.15% of the MPAM Emerging Markets Fund, .65 of 1% (equity investments), .40 of 1% (debt securities) and
 .15 of 1% (money market investments and other underlying MPAM funds) of the MPAM Balanced Fund, .40 of 1% of the MPAM Bond Fund, .40 of 1% of the MPAM Intermediate Bond Fund, .35 of 1% of the MPAM Short-Term U.S. Government Securities Fund, .35 of 1% of the MPAM National Intermediate Municipal Bond Fund, .35 of 1% of the MPAM National Short-Term Municipal Bond Fund and .50 of 1% of the MPAM Pennsylvania Intermediate Municipal Bond Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following annual rates:

  0 to $6 billion                        .15 of 1%
  In excess of $6 billion to $12 billion .12 of 1%
  In excess of $12 billion               .10 of 1%

No administration fee is applied to assets held by the MPAM Balanced Fund which are invested in cash or money market instruments or shares of certain other series of the Trust.

Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon has agreed, until September 30, 2003, with respect to each fund listed below, to waive receipt of its fees and/or to reimburse a portion of each fund's expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, so that the fund's expenses do not exceed, in the aggregate, the rate per annum of the fund's average daily net assets listed below:

1.05% of the MPAM Small Cap Stock Fund, 1.05% of the MPAM International Fund, 1.35% of the MPAM Emerging Markets Fund, .64 of 1% of the MPAM Balanced Fund,
 .56 of 1% of the MPAM Bond Fund, .56 of 1% of the MPAM Intermediate Bond Fund, .55 of 1% of the MPAM Short-Term U.S. Government Securities Fund, .52 of 1% of
the  MPAM  National  Intermediate  Municipal  Bond  Fund,  .52 of 1% of the MPAM

National Short-Term Municipal Bond Fund and .67 of 1% of the MPAM Pennsylvania Intermediate Municipal Bond Fund. During the period ended February 28, 2001, the amounts waived were as follows:

MPAM Small Cap Stock Fund                 $ 19,016
MPAM International Fund                    121,017
MPAM Emerging Markets Fund                  64,173
MPAM Balanced Fund                          13,709
MPAM Bond Fund                              71,634
MPAM Intermediate Bond Fund                 60,908
MPAM Short-Term U.S. Government
  Securities Fund                           48,395
MPAM National Intermediate
  Municipal Bond Fund                       25,242
MPAM National Short-Term
  Municipal Bond Fund                       26,447
MPAM Pennsylvania Intermediate
  Municipal Bond Fund                       48,873

All funds except MPAM International Fund and MPAM Emerging Markets Fund compensate Mellon under a Custody Agreement with Mellon, and MPAM International Fund and MPAM Emerging Markets Fund compensate Boston Safe under a Custody Agreement with Boston Safe, for providing custodial services for the relevant funds. During the period ended February 28, 2001, pursuant to the custody agreements, the funds were charged the following:

MPAM Large Cap Stock Fund                 $ 67,258
MPAM Income Stock Fund                      33,510
MPAM Mid Cap Stock Fund                     24,989
MPAM Small Cap Stock Fund                   15,122
MPAM International Fund                    140,018
MPAM Emerging Markets Fund                  46,870
MPAM Balanced Fund                          22,832
MPAM Bond Fund                              21,153
MPAM Intermediate Bond Fund                 12,279
MPAM Short-Term U.S. Government
  Securities Fund                            7,659
MPAM National Intermediate
  Municipal Bond Fund                        9,231
MPAM National Short-Term
  Municipal Bond Fund                        5,091
MPAM Pennsylvania Intermediate
  Municipal Bond Fund                       28,283

(b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $35,000 and an attendance fee of $3,000 per meeting, which was prorated for the period ended February 28, 2001, because the funds had less than a full year of operations.




                                                                   The Funds 109

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended February 28, 2001:

                                                           Purchases ($)                  Sales ($)
---------------------------------------------------------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                     506,665,370               548,723,156
MPAM Income Stock Fund                                        109,038,632               175,357,569
MPAM Mid Cap Stock Fund                                       921,043,510               272,888,883
MPAM Small Cap Stock Fund                                     211,321,209                80,002,096
MPAM International Fund                                       118,918,234                52,943,782
MPAM Emerging Markets Fund                                     34,966,817                 3,569,714
MPAM Balanced Fund                                            148,824,876               157,495,263
MPAM Bond Fund                                                329,966,223               327,833,531
MPAM Intermediate Bond Fund                                   186,708,388               199,787,936
MPAM Short-Term U.S. Government Securities Fund                31,562,897                38,310,041
MPAM National Intermediate Municipal Bond Fund                133,078,831               106,256,265
MPAM National Short-Term Municipal Bond Fund                   36,470,606                41,447,483
MPAM Pennsylvania Intermediate Municipal Bond Fund            178,280,713               180,198,663


The  following   summarizes  the   accumulated   net   unrealized   appreciation
(depreciation) on investments and forward currency exchange contracts for each series at February 28, 2001:

-----------------------------------------------------------------------------------------------------------
                                                                 Gross            Gross
                                                           Appreciation    (Depreciation)             Net
-----------------------------------------------------------------------------------------------------------
MPAM Large Cap Stock Fund                                   719,039,706      132,250,513      586,789,193
MPAM Income Stock Fund                                      270,565,562       61,326,290      209,239,272
MPAM Mid Cap Stock Fund                                     199,532,542       64,306,261      135,226,281
MPAM Small Cap Stock Fund                                    15,924,766       10,476,888        5,447,878
MPAM International Fund                                      25,451,005       26,525,143       (1,074,138)
MPAM Emerging Markets Fund                                    2,291,734        1,629,900          661,834
MPAM Balanced Fund                                           66,432,324       13,968,153       52,464,171
MPAM Bond Fund                                               18,797,557        2,589,396       16,208,161
MPAM Intermediate Bond Fund                                   9,821,112        1,220,672        8,600,440
MPAM Short-Term U.S. Government Securities Fund               1,341,164          672,516          668,648
MPAM National Intermediate Municipal Bond Fund               15,552,538          226,859       15,325,679
MPAM National Short-Term Municipal Bond Fund                  2,514,396           23,955        2,490,441
MPAM Pennsylvania Intermediate Municipal Bond Fund           30,499,905          519,771       29,980,134


At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

                                       FOR MORE INFORMATION

                                       MPAM FUNDS TRUST
                                       c/o The Dreyfus Corporation
                                       200 Park Avenue
                                       New York, NY  10166

                                       INVESTMENT ADVISER

                                       MPAM Advisers, a division of
                                       The Dreyfus Corporation
                                       200 Park Avenue
                                       New York, NY 10166

                                       ADMINISTRATOR

                                       Mellon Bank, N.A.
                                       One Mellon Bank Center
                                       Pittsburgh, PA 15258

                                       SUB-ADMINISTRATOR

                                       The Dreyfus Corporation
                                       200 Park Avenue
                                       New York, NY 10166

                                       CUSTODIAN

                                       Domestic Equity Funds and Bond Funds
                                       Mellon Bank, N.A.
                                       One Mellon Bank Center
                                       Pittsburgh, PA 15258

                                       International and Emerging Markets Funds
                                       Boston Safe Deposit and Trust Company
                                       One Boston Place
                                       Boston, MA  02108

                                       TRANSFER AGENT &
                                       DIVIDEND DISBURSING AGENT

                                       Dreyfus Transfer, Inc.
                                       P.O. Box 9671
                                       Providence, RI  02940

                                       DISTRIBUTOR

                                       Dreyfus  Service  Corporation
                                       200 Park  Avenue
                                       New  York,  NY 10166

To obtain information:

By telephone  MPAM Clients,  please  contact  your MPAM  Account Officer or call
1-888-281-7350.   Individual   Account   holders,   please   call   Dreyfus   at
1-800-896-8167

By mail  MPAM Clients, write to your MPAM Account Officer
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Individual Account Holders, write to:
MPAM Family of Funds
P.O. Box 105
Newark, N.J. 07101-0105

(C)2001 Dreyfus Service Corporation                                   MPAMSA0201

                            MPAM SMALL CAP STOCK FUND
                         A PORTFOLIO OF MPAM FUNDS TRUST

                     DREYFUS DISCIPLINED SMALLCAP STOCK FUND
                  A PORTFOLIO OF THE DREYFUS/LAUREL FUNDS, INC.

                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                                 1-800-645-6561

                       STATEMENT OF ADDITIONAL INFORMATION


                               DATED JULY 16, 2001

        This Statement of Additional Information (the "SAI"), which is not a Prospectus, relates to the acquisition of the Dreyfus Disciplined Smallcap Stock Fund (the "Fund"), a portfolio of the Dreyfus/Laurel Funds Inc. (the "Company"), by the MPAM Small Cap Stock Fund (the "Acquiring Fund"), a portfolio of the MPAM Funds Trust (the "Trust"). This SAI supplements and should be read in conjunction with the Prospectus/Proxy Statement dated July 16, 2001 (the "Proxy Statement"). To obtain a copy of the Proxy Statement, please write to the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or call 1-800-645-6561.

        This SAI consists of this cover page, the unaudited PRO FORMA financial statements of the Fund and Acquiring Fund (giving effect to the Reorganization) as of February 28, 2001, and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

        A. The Statement of Additional Information of the Acquiring Fund, dated July ___, 2001, filed on July __, 2001, accession number
               _____-____- ______.

        B.     The Semi-Annual  Report of the Acquiring Fund, dated February 28,
               2001,    filed    on    May    8,    2001,    accession    number
               0001111565-01-500004.

        C. The Prospectus for the Fund, dated March 1, 2001, filed on February 26, 2001, accession number 0000819940-01-000005.

        D. Supplement to Prospectus for the Fund, dated April 30, 2001, filed on May 1, 2001, accession number 0000819940-01-500004.

        E. The Annual Report for the Fund, dated October 31, 2000, filed on January 9, 2001, accession number 0000819940-01-000001.

        F. The Semi-Annual Report for the Fund, dated April 30, 2001, filed on June ___, 2001, accession number ______-___-______.

        The following tables set forth the unaudited PRO FORMA Statement of Assets and Liabilities as of February 28, 2001, the unaudited PRO FORMA Statement of Operations for the twelve month period ended February 28, 2001 and the unaudited PRO FORMA Statement of Investments for the Fund and Acquiring Fund as adjusted giving effect to the Reorganization.

        The unaudited PRO FORMA Statement of Investments contains information about the securities holdings of the Fund and the Acquiring Fund as of February 28, 2001. The holdings of the Fund and Acquiring Fund have changed since that date due to normal portfolio turnover in response to changes in market conditions. It is not anticipated, however, that any of the Fund's securities would need to be sold if the Fund's shareholders approve the Reorganization.

                                TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
Pro Forma Statement of Investments..............................
Pro Forma Statement of Assets and Liabilities...................
Pro Forma Statement of Operations...............................
Notes to Pro Forma Financial Statements.........................

PRO FORMA  STATEMENT OF INVESTMENTS (UNAUDITED)
MPAM SMALL CAP STOCK FUND
FEBRUARY 28, 2001
                                                           SHARES                                         VALUE ($)
                                         ------------------------------------------    --------------------------------------------
                                                          Dreyfus                                         Dreyfus
                                             MPAM       Disciplined     Pro Forma         MPAM           Disciplined      Pro Forma
                                           Small Cap     Smallcap       Combined         Small Cap        Smallcap        Combined
COMMON STOCKS--95.8%                       Stock Fund    Stock Fund     (Note 1)         Stock Fund      Stock Fund       (Note 1)
---------------------------------        ------------------------------------------    --------------------------------------------

ALCOHOL & TOBACCO--1.2%
Constellation Brands, Cl. A                  24,250 a       19,450 a      43,700        1,548,362        1,241,882        2,790,244

CONSUMER CYCLICAL--14.0%
AirTran Holdings                             34,000 a       27,200 a      61,200          312,800          250,240          563,040
AnnTaylor Stores                             25,190 a       20,180 a      45,370          650,658          521,249        1,171,907
Bebe Stores                                  18,500 a       14,800 a      33,300          523,781          419,025          942,806
Brown Shoe                                   76,500         61,300       137,800        1,327,275        1,063,555        2,390,830
Callaway Golf                                36,400         29,100        65,500          875,420          699,855        1,575,275
Cheesecake Factory (The)                     19,200 a       15,400 a      34,600          759,600          609,262        1,368,862
Cooper Tire & Rubber                        116,800         93,600       210,400        1,560,448        1,250,496        2,810,944
Direct Focus                                 21,700 a       17,300 a      39,000          577,762          460,613        1,038,375
HON INDUSTRIES                               21,400         17,200        38,600          531,790          427,420          959,210
Harman International Industries              34,400         27,600        62,000        1,028,560          825,240        1,853,800
Haverty Furniture                            44,200         35,400        79,600          609,960          488,520        1,098,480
Hot Topic                                    21,500 a       17,300 a      38,800          564,375          454,125        1,018,500
Jack in the Box                              65,600 a       52,500 a     118,100        1,956,192        1,565,550        3,521,742
Kellwood                                     32,600         26,100        58,700          722,090          578,115        1,300,205
Michaels Stores                              12,500 a       10,000 a      22,500          409,375          327,500          736,875
Pacific Sunwear of California                22,200 a       17,730 a      39,930          733,988          586,198        1,320,186
Pep Boys - Manny, Moe & Jack                 82,600         66,200       148,800          457,604          366,748          824,352
Pier 1 Imports                               95,900         76,800       172,700        1,246,700          998,400        2,245,100
Russell                                      48,800         39,100        87,900          927,200          742,900        1,670,100
ShopKo Stores                                69,700 a       55,800 a     125,500          676,090          541,260        1,217,350
Too                                          29,910 a       23,980 a      53,890          578,759          464,013        1,042,772
Zale                                         47,140 a       37,690 a      84,830        1,483,024        1,185,727        2,668,751
                                                                                       18,513,451       14,826,011       33,339,462
--------------------------



Consumer Staples--2.6%
Dean Foods                                    9,600          7,700        17,300          316,416          253,792          570,208
Hain Celestial Group                         17,070 a       13,590 a      30,660          529,170          421,290          950,460
Libbey                                        8,000          6,400        14,400          253,200          202,560          455,760
Michael Foods                                61,000         48,810       109,810        1,795,687        1,436,844        3,232,531
Smithfield Foods                             25,800 a       10,800 a      36,600          758,778          317,628        1,076,406
                                                                                        3,653,251        2,632,114        6,285,365

ENERGY--9.1%
Cross Timbers Oil                            35,600         28,500        64,100          878,252          703,095        1,581,347
Energen                                      23,400         18,700        42,100          654,498          523,039        1,177,537
Helmerich & Payne                            34,600         27,700        62,300        1,795,394        1,437,353        3,232,747
Louis Dreyfus Natural Gas                    42,300 a       33,900 a      76,200        1,529,568        1,225,824        2,755,392
Newfield Exploration                         40,400 a       32,400 a      72,800        1,414,808        1,134,648        2,549,456
ONEOK                                        22,200         17,700        39,900          975,690          777,915        1,753,605
Remington Oil & Gas                          70,100 a       56,100 a     126,200          937,588          750,338        1,687,926
Seitel                                       51,500 a       41,200 a      92,700          963,050          770,440        1,733,490
UTI Energy                                   18,300 a       14,600 a      32,900          657,702          524,724        1,182,426
Valero Energy                                61,000         48,800       109,800        2,235,650        1,788,520        4,024,170
                                                                                       12,042,200        9,635,896       21,678,096

HEALTH CARE--11.0%
Alpharma, Cl. A                              39,530         31,650        71,180        1,314,373        1,052,363        2,366,736
Cooper                                       31,300         24,980        56,280        1,280,170        1,021,682        2,301,852
IDEXX Laboratories                           74,060 a       59,300 a     133,360        1,745,039        1,397,256        3,142,295
Medicis Pharmaceutical, Cl. A                27,420 a       21,960 a      49,380        1,442,292        1,155,096        2,597,388
Mentor                                       17,800         14,200        32,000          410,512          327,487          737,999
NBTY                                         55,500 a       44,400 a      99,900          386,765          309,413          696,178
Orthodontic Centers of America               34,200 a       27,400 a      61,600          803,700          643,900        1,447,600
Patterson Dental                             52,460 a       41,960 a      94,420        1,659,048        1,326,985        2,986,033
PolyMedica                                   12,700 a       10,100 a      22,800          492,125          391,375          883,500
Priority Healthcare, Cl. B                   30,700 a       24,600 a      55,300        1,254,863        1,005,525        2,260,388


STERIS                                       73,400 a       58,800 a     132,200        1,372,580        1,099,560        2,472,140
Stewart Enterprises, Cl. A                  199,900 a      160,000 a     359,900          668,415          535,000        1,203,415
Sunrise Assisted Living                      17,400 a       13,900 a      31,300          413,250          330,125          743,375
Syncor International                         11,200 a        9,000 a      20,200          392,000          315,000          707,000
Triad Hospitals                              27,030 a       21,640 a      48,670          883,543          707,357        1,590,900
                                                                                       14,518,675       11,618,124       26,136,799

INTEREST SENSITIVE--12.5%
Allied Capital                               59,290         47,470       106,760        1,415,549        1,133,346        2,548,895
Banco Latinoamericano de
   Exportaciones, Cl. E                      40,300         32,300        72,600        1,352,468        1,083,988        2,436,456
BlackRock                                    27,300 a       21,800 a      49,100        1,075,620          858,920        1,934,540
Commerce Bancorp                             30,800         24,700        55,500        1,832,600        1,469,650        3,302,250
Cullen/Frost Bankers                         62,390         49,910       112,300        2,237,305        1,789,773        4,027,078
Eaton Vance                                  59,580         47,780       107,360        1,822,552        1,461,590        3,284,142
iStar Financial                              37,800         30,300        68,100          945,000          757,500        1,702,500
MONY Group                                   30,230         24,220        54,450        1,118,510          896,140        2,014,650
Radian Group                                 21,900         17,500        39,400        1,354,515        1,082,375        2,436,890
RenaissanceRe Holdings                       23,150         18,560        41,710        1,721,203        1,379,936        3,101,139
Webster Financial                            57,130         45,710       102,840        1,624,634        1,299,878        2,924,512
                                                                                       16,499,956       13,213,096       29,713,052

Internet Related--.2%
Inet Technologies                            14,500 a       11,600 a      26,100          218,406          174,725          393,131

PRODUCER GOODS & SERVICES--18.4%
Arch Chemicals                               50,840         41,500        92,340        1,014,258          827,925        1,842,183
Arkansas Best                                28,700 a       23,000 a      51,700          480,725          385,250          865,975
Astec Industries                             49,140 a       39,380 a      88,520          654,176          524,246        1,178,422
Beazer Homes USA                             18,000 a       14,400 a      32,400          822,600          658,080        1,480,680
C&D Technologies                             28,100         22,500        50,600          927,300          742,500        1,669,800
Cambrex                                      30,600         24,500        55,100        1,276,326        1,021,895        2,298,221
Cymer                                        19,000 a       15,200 a      34,200          406,125          324,900          731,025
Hughes Supply                                34,900         28,000        62,900          612,495          491,400        1,103,895
Insituform Technologies, Cl. A               17,240 a       13,770 a      31,010          581,850          464,738        1,046,588


Lone Star Technologies                       15,800 a       12,700 a      28,500        702,942          565,023        1,267,965
Lubrizol                                      7,110             --         7,110        229,440              ---          229,440
M.D.C. Holdings                              13,600         10,900        24,500        486,200          389,675          875,875
Manitowoc                                    33,730         27,020        60,750        951,186          761,964        1,713,150
Milacron                                     68,460         54,890       123,350      1,359,616        1,090,115        2,449,731
NCI Building Systems                         65,730 a       52,590 a     118,320      1,288,308        1,030,764        2,319,072
NVR                                           4,200 a        3,400 a       7,600        611,100          494,700        1,105,800
Reliance Steel & Aluminum                    68,010         54,500       122,510      1,741,056        1,395,200        3,136,256
Roadway Express                             107,300         85,900       193,200      2,769,681        2,217,294        4,986,975
Standard Pacific                             17,100         13,700        30,800        410,400          328,800          739,200
Stanley Works                                24,300         19,500        43,800        845,640          678,600        1,524,240
Stewart & Stevenson Services                 40,500         32,500        73,000      1,042,875          836,875        1,879,750
Stillwater Mining                            10,400 a        8,300 a      18,700        346,216          276,307          622,523
Teekay Shipping                              43,700         35,000        78,700      1,800,440        1,442,000        3,242,440
Terex                                        76,960 a       61,610 a     138,570      1,419,912        1,136,704        2,556,616
Timken                                       27,670         22,110        49,780        442,720          353,760          796,480
United Stationers                            45,100 a       36,100 a      81,200      1,130,319          904,756        2,035,075
                                                                                     24,353,906       19,343,471       43,697,377

SERVICES--7.8%
Armor Holdings                               59,260 a       47,450 a     106,710        885,937          709,378        1,595,315
Audiovox, Cl. A                              89,300 a       71,500 a     160,800        965,556          773,094        1,738,650
BARRA                                         6,400 a        5,200 a      11,600        280,800          228,150          508,950
Consolidated Graphics                        55,300 a       44,200 a      99,500        747,656          597,584        1,345,240
Cox Radio, Cl. A                             49,970 a       40,070 a      90,040      1,099,840          881,941        1,981,781
Deluxe                                       13,500         10,800        24,300        328,725          262,980          591,705
Dollar Thrifty Automotive Group              71,300 a       57,100 a     128,400      1,422,435        1,139,145        2,561,580
Entercom Communications                      19,440 a       15,620 a      35,060        792,180          636,515        1,428,695
Galileo International                        39,900         32,000        71,900        907,725          728,000        1,635,725
Pre-Paid Legal Services                      52,900 a       42,400 a      95,300      1,044,775          837,400        1,882,175
R. H. Donnelley                              36,900 a       29,500 a      66,400      1,011,060          808,300        1,819,360
Tetra Tech                                   47,200 a       37,800 a      85,000        817,150          654,413        1,471,563
                                                                                     10,303,839        8,256,900       18,560,739



TECHNOLOGY--17.2%
Advanced Energy Industries                   12,400 a        9,900 a      22,300        281,325          224,606          505,931
Aeroflex                                     20,700 a       16,600 a      37,300        276,862          222,025          498,887
Amphenol, Cl. A                              13,200 a       10,500 a      23,700        471,240          374,850          846,090
Anixter International                        18,300 a       14,600 a      32,900        391,620          312,440          704,060
AremisSoft                                   46,800 a       37,420 a      84,220      1,158,300          926,145        2,084,445
Axcelis Technologies                         67,100 a       53,700 a     120,800        618,578          495,047        1,113,625
Black Box                                    19,100 a       15,300 a      34,400        785,487          629,212        1,414,699
Brightpoint                                 114,600 a       91,800 a     206,400        401,100          321,300          722,400
CACI International, Cl. A                    41,400 a       33,100 a      74,500      1,128,150          901,975        2,030,125
Cabot Microelectronics                        6,500          5,200        11,700        393,656          314,925          708,581
Catapult Communications                      15,100 a       12,100 a      27,200        254,812          204,188          459,000
Cerner                                        7,300 a        5,800 a      13,100        373,669          296,888          670,557
Checkpoint Systems                           54,100 a       43,300 a      97,400        489,605          391,865          881,470
Coherent                                      8,700 a        7,000 a      15,700        364,312          293,125          657,437
Cohu                                         17,700         14,100        31,800        288,731          230,006          518,737
DDi                                          17,000         13,600        30,600        362,313          289,850          652,163
DMC Stratex Networks                         48,400 a       38,720 a      87,120        441,650          353,320          794,970
DuPont Photomasks                            17,190 a       13,730 a      30,920      1,133,466          905,322        2,038,788
ESS Technology                               73,500 a       58,900 a     132,400        496,125          397,575          893,700
Electro Scientific Industries                11,100 a        8,900 a      20,000        311,494          249,756          561,250
General Cable                                63,800         51,100       114,900        682,660          546,770        1,229,430
General Semiconductor                        36,300 a       29,000 a      65,300        324,885          259,550          584,435
Integrated Silicon Solution                  24,600 a       13,200 a      37,800        329,025          603,075          932,100
Jack Henry & Associates                      16,500         19,700        36,200        753,844          263,488        1,017,332
KEMET                                        25,100 a       20,100 a      45,200        422,182          338,082          760,264
Lightbridge                                  29,100 a       23,300 a      52,400        345,562          276,688          622,250
MKS Instruments                              15,700 a       12,600 a      28,300        274,750          220,500          495,250
Mercury Computer Systems                      8,900 a        7,100 a      16,000        338,200          269,800          608,000
Merix                                        28,100 a       22,500 a      50,600        351,250          281,250          632,500
National Instruments                         13,800 a       11,000 a      24,800        671,025          534,875        1,205,900
Nu Horizons Electronics                      61,400 a       49,100 a     110,500        629,350          503,275        1,132,625
Park Electrochemical                         12,900         10,300        23,200        380,550          303,850          684,400
Pioneer-Standard Electronics                 73,000         58,500       131,500        894,250          716,625        1,610,875


Planar Systems                               12,600 a       10,100 a      22,700        298,463          239,244          537,707
RSA Security                                 22,800 a       18,200 a      41,000      1,083,000          864,500        1,947,500
RadiSys                                      18,100 a       14,500 a      32,600        398,200          319,000          717,200
Rainbow Technologies                         25,900 a       20,800 a      46,700        166,731          133,900          300,631
Read-Rite                                    44,400 a       35,600 a      80,000        342,713          274,787          617,500
Remedy                                       36,260 a       29,020 a      65,280        881,571          705,549        1,587,120
Rudolph Technologies                          7,700 a        6,100 a      13,800        276,238          218,838          495,076
Silicon Storage Technology                   25,200 a       20,200 a      45,400        252,000          202,000          454,000
Technitrol                                   13,200         10,500        23,700        460,020          365,925          825,945
TranSwitch                                   17,500 a       13,940 a      31,440        351,094          279,671          630,765
Trimble Navigation                           40,400 a       32,400 a      72,800        709,525          569,025        1,278,550
Varian Semiconductor Equipment               13,800 a       11,000 a      24,800        388,988          310,063          699,051
Zebra Technologies, Cl. A                     5,700 a        4,600 a      10,300        256,856          207,287          464,143
                                                                                     22,685,427       18,142,037       40,827,464

UTILITIES--1.8%
Cleco                                        18,900         15,100        34,000        857,871          685,389        1,543,260
Public SDTE                                  60,700         48,600       109,300      1,558,776        1,248,048        2,806,824
                                                                                      2,416,647        1,933,437        4,350,084

TOTAL COMMON STOCKS
   (cost $121,306,242 and
     $96,040,929)                                                                   126,754,120      101,017,693      227,771,813

                                          Principal
SHORT-TERM INVESTMENTS--4.2%              Amount ($)                                  Value ($)
------------------------------------     -----------                               -------------

REPURCHASE AGREEMENTS:
   Salomon Smith Barney, Tri-Party
     Repurchase Agreement, 5.48%
     dated 2/28/2001 to be
     repurchased at $6,295,958 on
     3/1/2001, collateralized by
     $6,502,000 Federal Home Loan
     Mortgage Corp. Discount
     Notes, due 5/31/2001, value
     $6,421,746
                                          6,295,000             --     6,295,000      6,295,000               --        6,295,000



   Greenwich Capital Markets,
   Tri-Party Repurchase Agreement,
     5.38%, dated 2/28/2001, to be
     repurchased at $3,655,546 on
     3/1/2001, collateralized by
     $3,650,000 Federal Home Loan
     Bank, Bonds, 6.75%,
     2/15/2002, value $3,729,378                 --      3,655,000     3,655,000             --        3,655,000        3,655,000


TOTAL SHORT-TERM INVESTMENTS
   (cost $6,295,000 and $3,655,000)                                                   6,295,000        3,655,000        9,950,000

Total Investments-100.0%
   (cost $127,601,242 and $99,695,929)                                              133,049,120      104,672,693      237,721,813

a  NON-INCOME PRODUCING.

 SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
FEBRUARY 28, 2001

                                                                                 DREYFUS
                                                                 MPAM           DISCIPLINED                      PRO FORMA
                                                                SMALL CAP        SMALLCAP                        COMBINED
                                                               STOCK FUND       STOCK FUND      ADJUSTMENTS       (NOTE 1)
                                                              -------------    -------------   -------------   -------------
ASSETS:        Investments in securities, at value -
                  See Statement of Investments *               $133,049,120    $ 104,672,693                   $ 237,721,813
               Cash                                                 502,928            4,425                         507,353
               Receivable for investment securities sold             21,102               --                          21,102
               Dividends receivable                                  71,965           58,153                         130,118
               Interest receivable                                      958              546                           1,504
               Receivable for shares of Capital Stock
                 subscribed                                              --            1,008                           1,008
               Prepaid expenses                                      13,972               --                          13,972
                                                              -------------    -------------                   -------------
                    TOTAL ASSETS                               $133,660,045    $ 104,736,825                     238,396,870
                                                              -------------    -------------   -------------   -------------

LIABILITIES:   Due to The Dreyfus Corporation and
                 affiliates                                         105,768          126,816                         232,584
               Due to Administrator                                  14,894               --                          14,894
               Payable for investment securities
                 purchased                                        3,327,998        1,415,106                       4,743,104
               Payable for shares of Beneficial
                 Interest redeemed                                   33,722               --                          33,722
               Accrued expenses                                      27,153               --                          27,153
                                                              -------------    -------------   -------------   -------------
                    TOTAL LIABILITIES                             3,509,535        1,541,922                       5,051,457
                                                              -------------    -------------   -------------   -------------
NET ASSETS                                                    $ 130,150,510    $ 103,194,903                   $ 233,345,413
                                                              -------------    -------------   -------------   -------------
REPRESENTED BY: Paid-in capital                               $ 133,551,591    $ 107,344,406                   $ 240,895,997
                Accumulated undistributed investment
                  income-net                                        (46,964)        (886,878)                       (933,842)
                Accumulated net realized gain (loss)
                  on investments                                 (8,801,995)      (8,239,389)                    (17,041,384)
                Accumulated net unrealized appreciation
                  (depreciation) on investments                   5,447,878        4,976,764                      10,424,642
                                                              -------------    -------------   -------------   -------------
NET ASSETS                                                    $ 130,150,510    $ 103,194,903                   $ 233,345,413
                                                              =============    =============   =============   =============

Shares of Beneficial Interest outstanding (unlimited
  number of shares authorized):
MPAM SMALL CAP STOCK FUND                                        11,129,129
                                                              =============
Shares of Capital Stock outstanding (100 million shares
  of $.001 par value shares authorized):
DREYFUS DISCIPLINED SMALLCAP STOCK FUND                                            5,896,494
                                                                               =============
NET ASSET VALUE PER SHARE-NOTE 3:
MPAM Small Cap Stock Fund
  ($130,150,510 / 11,129,129 shares)                              $   11.69
                                                              =============
Dreyfus Disciplined Smallcap Stock Fund
  ($103,194,903 / 5,896,494 shares)                                                $   17.50
                                                                               =============
Pro forma Combined
  ($233,345,413 / 19,956,216 shares)                                                                                 $ 11.69
                                                                                                               =============
* Investments in securities, at cost                          $ 127,601,242     $ 99,695,929                   $ 227,297,171
                                                              =============     ============   =============   =============

                                     SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
FOR THE FIVE MONTHS ENDED FEBRUARY 28, 2001

                                                                                DREYFUS
                                                                  MPAM         DISCIPLINED                       PRO FORMA
                                                                SMALL CAP       SMALLCAP                         COMBINED
                                                               STOCK FUND      STOCK FUND       ADJUSTMENTS       (NOTE 1)
                                                              ------------   -------------     ------------     -------------
INVESTMENT INCOME:

INCOME:    Cash Dividends                                        $ 368,306       $ 343,928                       $    712,234
                                                                                                                 ------------

           Interest                                                118,191          64,443                            182,634
                                                              ------------   -------------                      -------------
                TOTAL INCOME                                       486,497         408,371                            894,868
                                                              ------------   -------------                      -------------
EXPENSES:  Investment Advisory/Management fee                    $ 431,849       $ 583,380      (186,682) (a)     $   828,547
           Administration fee                                       73,137                        67,182  (a)         140,319
           Custodian fees                                           15,122                         5,000  (a)          20,122
           Auditing fees                                            10,619                         2,000  (a)          12,619
           Registration fees                                         9,114                                              9,114
           Trustees' fees and expenses                               3,962                           500  (a)           4,462
           Prospectus and shareholders' reports                      3,718                         1,000  (a)           4,718
           Legal fees                                                1,205                           500  (a)           1,705
           Shareholder servicing costs                                 359                                                359
           Distribution fees                                            --         116,676      (116,676) (a)              --
           Interest                                                     --             196                                196
           Loan commitment fees                                         --             187                                187
           Miscellaneous                                             3,392                                              3,392
                                                              ------------   -------------     ---------        -------------

                TOTAL EXPENSES                                     552,477         700,439      (227,176)           1,025,740
                                                              ------------   -------------     ---------        -------------
           Less- reduction in administration fee due to
           undertaking                                             (19,016)             --        16,775  (a)          (2,241)
                                                              ------------   -------------     ---------        -------------
                NET EXPENSES                                       533,461         700,439      (210,401)           1,023,499
                                                              ------------   -------------     ---------        -------------
INVESTMENT (LOSS)                                                  (46,964)       (292,068)      210,401             (128,631)
                                                              ------------   -------------     ---------        -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

           Net realized gain (loss) on investments             $(8,801,995)    $(9,433,669)                      $(18,235,664)
           Net unrealized appreciation (depreciation)
             on investments                                        950,268      (1,426,816)                          (476,548)
                                                              ------------   -------------     ---------        -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS          (7,851,727)    (10,860,485)            -          (18,712,212)
                                                              ------------   -------------     ---------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                          $ (7,898,691)  $ (11,152,553)    $ 210,401        $ (18,840,843)
                                                              ============   =============     =========        =============

(a)  Reflects the adjustment of expenses to be commensurate with those of the combined fund.







SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

MPAM SMALLCAP STOCK FUND
------------------------
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

         At special meetings of the Boards held on April 26, 2001, the Boards of Trustees/ Directors of MPAM Funds Trust and The Dreyfus/Laurel Funds Inc., each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of Dreyfus Disciplined Smallcap Stock Fund ( the "Fund"), a series of The Dreyfus/Laurel Funds Inc., the Fund will transfer all of its assets, subject to its liabilities, to MPAM Small Cap Stock Fund ("MPAM"), a series of MPAM Funds Trust, in exchange for a number of shares of MPAM equal in value to the assets less liabilities of the Fund (the "Exchange"). Shares of MPAM then will be distributed to Fund shareholders on a pro rata basis in liquidation of the Fund. MPAM Investor Class shares will be created prior to the Merger.

         The Exchange will be accounted for as a tax free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of MPAM and the Fund at February 28, 2001. The unaudited pro forma statement of operations reflects the results of operations of MPAM and the Fund for the five months ended February 28, 2001. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of MPAM for pre-combination periods will not be restated. The fiscal year ends are October 31 for the Fund and August 31 for MPAM.

         The pro forma statements of investments, assets and liabilities and operations (MPAM commenced its operations on October 2, 2000, therefore, pro forma financial statements are based on five months) should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at February 28, 2001. Following the proposed merger, the MPAM Small Cap Stock Fund will be the accounting survivor.

NOTE 2--Portfolio Valuation:

         Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board.
 .
NOTE 3--Capital Shares:

         The pro forma net asset value per share assumes the issuance of 8,827,087 shares of MPAM of Beneficial Interest in connection with the proposed acquisition by MPAM of the Fund. The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Fund at February 28, 2001 by the net asset value per share of MPAM at February 28, 2001 of $11.69. The pro forma combined number of shares outstanding of 19,956,216 consists of the 8,827,087 shares issuable to the Fund as a result of the merger and the 11,129,129 shares of MPAM outstanding at February 28, 2001.

NOTE 4--Pro Forma Operating Expenses:

         The accompanying pro forma financial statements reflect changes in fund expenses as if the merger had taken place on February 28, 2001. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5--Merger Costs:
         Merger costs are estimated at approximately $51,000 and are not included in the pro forma statement of operations since these costs are not recurring and are borne by the combined Fund. These costs represent the estimated expenses of the funds carrying out their obligations under the Exchange and consists of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the Exchange.

NOTE 6--Federal Income Taxes:

         Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, MPAM intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

         The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

                                                                  April 30, 2001

                         THE DREYFUS/LAUREL FUNDS, INC.
                    DREYFUS DISCIPLINED SMALL CAP STOCK FUND
                            Supplement to Prospectus
                              Dated March 1, 2001

     At a meeting of the Board of Directors of The Dreyfus/Laurel Funds, Inc. (the "Company") held on April 26, 2001, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") between the Company, on behalf of Dreyfus Disciplined Smallcap Stock Fund (the "Acquired Fund"), and MPAM Funds Trust, on behalf of the MPAM Small Cap Stock Fund (the "Acquiring Fund"). The Plan provides for the transfer of assets of the Acquired Fund to the Acquiring Fund in a tax-free exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund, the distribution of shares of the Acquiring Fund to Acquired Fund shareholders and the subsequent termination of the Acquired Fund (the "Reorganization").

     It is currently contemplated that shareholders of the Acquired Fund will be asked to approve the Plan on behalf of the Acquired Fund at a special meeting of shareholders to be held on or about September 25, 2001. If the Plan is approved, the Reorganization will become effective on or about October 1, 2001. In anticipation of the Reorganization, effective immediately, the Acquired Fund is closed to any investments for new accounts and the Acquired Fund's redemption fee will be waived with respect to any of its shares redeemed or exchanged. In addition, effective on or about August 31, 2001, the Acquired Fund will be closed to any investments in any accounts.

     A Proxy Statement/Prospectus with respect to the proposed Reorganization will be mailed prior to the meeting to holders of record of shares of the Acquired Fund on the record date (on or about July 9, 2001). The Proxy Statement/Prospectus will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-896-8167.

DREYFUS
DISCIPLINED SMALLCAP
STOCK FUND

Seeking investment returns that surpass the Standard & Poor's SmallCap 600((reg.tm)) Index by investing in small-cap stocks

PROSPECTUS March 1, 2001

                                                                    Dreyfus (TM)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 CONTENTS

                                  THE FUND
----------------------------------------------------

What every investor          2    Goal/Approach
should know about
the fund                     4    Main Risks

                             6    Past Performance

                             7    Expenses

                             8    Management

                             9    Financial Highlights

                                  YOUR INVESTMENT
--------------------------------------------------------------------

Information                 10    Account Policies
for managing your
fund account
                            13    Distributions and Taxes

                            14    Services for Fund Investors

                            16    Instructions for Regular Accounts

                            18    Instructions for IRAs

                                  FOR MORE INFORMATION
-------------------------------------------------------------------------------

Where to learn more               Back Cover
about this and other
Dreyfus funds

Dreyfus Disciplined
Smallcap Stock Fund
-------------------------------
Ticker Symbol: DDSSX

THE FUND

GOAL/APPROACH
-------------

The fund seeks total investment returns (consisting of capital appreciation and income) that surpass the Standard & Poor's SmallCap 600((reg.tm)) Index (S&P SmallCap 600). This objective may be changed without shareholder approval. To pursue its goal, the fund invests primarily in a blended portfolio of growth and value stocks of small-capitalization companies chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

In selecting securities, Dreyfus uses a computer model to identify and rank stocks within an industry or sector, based on:

       o VALUE, or how a stock is priced relative to its perceived intrinsic worth

       o GROWTH, in this case the sustainability or growth of earnings

       o FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, Dreyfus generally selects the most attractive of the higher ranked securities and determines those issues that should be sold. Dreyfus uses information technology as well as Wall Street sources and company management to stay abreast of current developments.


Concepts to understand
--------------------------------------------------------------------------------

SMALL-CAPITALIZATION COMPANIES: new and often entrepreneurial companies. Small-cap companies can, if successful, grow faster than larger-cap companies and typically use any profits for expansion rather than for paying dividends. Their share prices are more volatile than those of larger companies. Small companies fail more often. The fund generally invests in companies having market capitalizations from $100 million to $2 billion, and may purchase securities of companies in initial public offerings or shortly thereafter.

Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics are similar to those of the S&P SmallCap 600.

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Concepts to understand
--------------------------------------------------------------------------------

S&P SMALLCAP 600: an unmanaged index consisting of the stocks of 600 publicly traded U.S. companies chosen for market size, liquidity and industry-group representation. The stocks comprising the S&P SmallCap 600 have market capitalizations generally ranging from $300 million to $1 billion.

                                                                     The Fund  3

MAIN RISKS
----------

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment in the fund will go up and down, sometimes dramatically, which means that you could lose money.

Small companies carry additional risks because their operating histories tend to be more limited, their earnings are less predictable, and their share prices tend to be more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of smaller companies' securities and on the fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, and/or financial resources. In addition, these companies may be dependent on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economics.

The fund may  purchase  securities  of  companies  in initial  public  offerings
(IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Other potential risks
--------------------------------------------------------------------------------

The fund, at times, may invest in certain derivatives, such as options and futures, and in foreign currencies. When employed, these practices are used primarily to hedge the fund's portfolio, but may be used to increase returns; however, such practices may lower returns or increase volatility. Derivatives can be illiquid and highly sensitive to changes in their underlying instruments. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

By investing in a mix of growth and value companies, the fund assumes the risks of both and may achieve more modest gains than funds that use only one investment style. Because stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns. With value stocks, there is the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already underpriced. While investments in value stocks may limit downside risk over time, they may produce smaller gains than riskier stocks.

Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Other potential risks
--------------------------------------------------------------------------------
The fund may invest in securities of foreign issuers, which carry additional risks such as less liquidity, changes in currency exchange rates, a lack of comprehensive company information and political instability.

The fund is not an index fund. The fund may hold securities not listed in the S& P SmallCap 600 and may hold fewer securities than the index, either of which could cause the fund to underperform the index.

At times, the fund may engage in active trading, which could produce higher brokerage costs and taxable distributions, and lower the fund's after-tax performance accordingly.



                                                                     The Fund  5

PAST PERFORMANCE
----------------

The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total returns to that of the S&P SmallCap 600, a broad measure of small-cap stock performance. Of course, past performance is no guarantee of future results.

--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)


                                               29.10   -4.34
91    92    93    94    95   96    97    98    99      00


BEST QUARTER:             Q4 '99        +25.05%

WORST QUARTER:            Q1 '99         -4.86%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                       Since
                                                                     inception

                                                     1 Year          (9/30/98)
--------------------------------------------------------------------------------

FUND                                                   -4.34%           18.34%

S&P SMALLCAP 600                                       11.81%           18.96%

What this fund is -- and isn't
--------------------------------------------------------------------------------

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES
--------

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge
(load).

 -------------------------------------------------------------------------------

 Fee table

 SHAREHOLDER TRANSACTION FEES
 % OF TRANSACTION AMOUNT

 Maximum redemption fee                             1.00%

 FOR REDEMPTIONS OR EXCHANGES OF SHARES
 MADE WITHIN SIX MONTHS OF THEIR ISSUANCE
----------------------- --------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES
 % OF AVERAGE DAILY NET ASSETS

 Management fee                                     1.25%

 Rule 12b-1 fee                                     0.25%

 Other expenses                                     0.00%
--------------------------------------------------------------------------------

 TOTAL                                              1.50%
--------------------------------------------------------------------------------

 Expense example

 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------

  $153         $474           $818           $1,791

This  example  shows what you could pay in expenses  over
time.  It uses the  same  hypothetical  conditions  other
funds  use  in  their   prospectuses:   $10,000   initial
investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.
Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand
--------------------------------------------------------------------------------

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses.

RULE 12B-1 FEE: the fee paid for distribution and shareholder service. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.


                                                                     The Fund  7

MANAGEMENT
----------

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $158 billion in over 190 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 1.25% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

Portfolio manager
--------------------------------------------------------------------------------

Gene F. Cervi, CFA, has been employed by Dreyfus as the fund's portfolio manager since the fund's inception. Mr. Cervi is also director of investment research for Laurel Capital Advisors, an affiliate of Dreyfus, and a vice president of Mellon Bank, N.A., which he joined in 1982.

FINANCIAL HIGHLIGHTS
--------------------

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,

                                                                             2000             1999          1998(1)
-------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                        16.39           13.06           12.50

Investment operations:

      Investment income (loss) -- net                                        (.14)(2)        (.09)(2)          --

      Net realized and unrealized gain (loss)
      on investments                                                         2.64            3.42             .56

Total from investment operations                                             2.50            3.33             .56

Net asset value, end of period                                              18.89           16.39           13.06

Total return (%)                                                            15.25           25.50            4.48(3)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                  1.50            1.50             .13(3)

Ratio of net investment (loss) to average net assets (%)                     (.71)           (.56)           (.02)(3)

Portfolio turnover rate (%)                                                116.36           76.14            2.58(3)
--------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                     124,459          23,582           5,429

(1)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.



                                                                     The Fund  9

YOUR INVESTMENT

ACCOUNT POLICIES
----------------

BUYING SHARES

YOU PAY NO SALES CHARGES to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

--------------------------------------------------------------------------------

Minimum investments

                                                Initial      Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                                $2,500       $100
                                                             $500 FOR DREYFUS
                                                             TELETRANSFER
                                                             INVESTMENTS

TRADITIONAL IRAS                                $750         NO MINIMUM

SPOUSAL IRAS                                    $750         NO MINIMUM

ROTH IRAS                                       $750         NO MINIMUM

EDUCATION IRAS                                  $500         NO MINIMUM
                                                             AFTER THE FIRST
                                                             YEAR

DREYFUS AUTOMATIC                               $100         $100
INVESTMENT PLANS

                        All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand
--------------------------------------------------------------------------------

NET ASSET VALUE (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.

SELLING SHARES

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

o if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

o  the fund will not process wire, telephone or Dreyfus
   TeleTransfer redemption requests for up to eight business days following the purchase of those shares

IF YOU ARE SELLING OR EXCHANGING SHARES within six months of their issuance, the fund may deduct a 1% redemption fee (not charged on shares sold through the Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment).

--------------------------------------------------------------------------------

Limitations on selling shares by phone

Proceeds
sent by                                   Minimum       Maximum
--------------------------------------------------------------------------------

CHECK                                     NO MINIMUM    $250,000 PER DAY

WIRE                                      $1,000        $500,000 FOR JOINT
                                                        ACCOUNTS EVERY 30 DAYS

DREYFUS                                   $500          $500,000 FOR JOINT
TELETRANSFER                                            ACCOUNTS EVERY 30 DAYS


Written sell orders
-------------------

Some circumstances require written sell orders along with signature guarantees. These include:

o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

o  requests to send the proceeds to a different  payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.




                                                              Your Investment 11

GENERAL POLICIES

IF YOUR ACCOUNT FALLS BELOW $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

o refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

o refuse any purchase or exchange request in excess of 1% of the fund's total assets

o change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

o  change its minimum investment amounts

o  delay  sending out  redemption  proceeds  for up to seven days
   (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Third-party investments
--------------------------------------------------------------------------------

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.

DISTRIBUTIONS AND TAXES
-----------------------

THE FUND USUALLY PAYS ITS SHAREHOLDERS DIVIDENDS from its net investment income, and distributes any net capital gains it has realized, once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:

--------------------------------------------------------------------------------

Taxability of distributions

Type of                                    Tax rate for    Tax rate for
distribution                               15% bracket     28% bracket or above
--------------------------------------------------------------------------------

INCOME                                     ORDINARY        ORDINARY
DIVIDENDS                                  INCOME RATE     INCOME RATE

SHORT-TERM                                 ORDINARY        ORDINARY
CAPITAL GAINS                              INCOME RATE     INCOME RATE

LONG-TERM
CAPITAL GAINS                              8%/10%          18%/20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


Taxes on transactions
-------------------------------------------------------------------------------

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at right can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 28% tax rate bracket, purchased after December 31, 2000.


                                                              Your Investment 13

SERVICES FOR FUND INVESTORS
--------------------------------------------------------------------------------

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.

--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC                             For making automatic investments
ASSET BUILDER((reg.tm))                       from a designated bank account.

DREYFUS PAYROLL                               For making automatic investments
SAVINGS PLAN                                  through a payroll deduction.

DREYFUS GOVERNMENT                            For making automatic investments
DIRECT DEPOSIT                                from your federal employment,
PRIVILEGE                                     Social Security or other regular
                                              federal government check.

DREYFUS DIVIDEND                              For automatically reinvesting the
SWEEP                                         dividends and distributions from
                                              one Dreyfus fund into another
                                              (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                                 For making regular exchanges
EXCHANGE PRIVILEGE                            from one Dreyfus fund into
                                              another.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC                             For making regular withdrawals
WITHDRAWAL PLAN                               from most Dreyfus funds.


Dreyfus Financial Centers
--------------------------------------------------------------------------------

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). Other than the redemption fee described under "Account Policies -- Selling Shares," there is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

24-hour automated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561.


Retirement plans
--------------------------------------------------------------------------------

Dreyfus offers a variety of retirement plans, including traditional, Roth and Education IRAs. Here's where you call for information:

o  for traditional, rollover, Roth and Education IRAs, call 1-800-645-6561

o  for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

                                                              Your Investment 15

INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

-----In Writing-----------------------------------------------------------------

Complete the application.

Mail your application and a check to:
The Dreyfus Family of Funds
P.O. Box 9387, Providence, RI 02940-9387


-----By Telephone---------------------------------------------------------------

WIRE  Have your bank send your
investment to Boston Safe Deposit & Trust Company, with these instructions:
   * ABA# 011001234
   * DDA# 044210
   * the fund name
   * your Social Security or tax ID number
   * name(s) of investor(s)

   Call us to obtain an account number.
   Return your application.


-----Automatically--------------------------------------------------------------

WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

WITHOUT ANY INITIAL INVESTMENT Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.

-----Via the Internet-----------------------------------------------------------

COMPUTER Visit the Dreyfus Web site htp://www.dreyfus.com and follow the instructions to download an account application.
--------------------------------------------------------------------------------

   TO ADD TO AN ACCOUNT

-----In Writing-----------------------------------------------------------------

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: The Dreyfus Family of Funds P.O. Box 105, Newark, NJ 07101-0105

-----By Telephone---------------------------------------------------------------

WIRE Have your bank send your investment to Boston Safe Deposit & Trust Company, with these instructions:
* ABA# 011001234
* DDA# 044210
* the fund name
* your account number
* name(s) of investor(s)

ELECTRONIC CHECK  Same as wire, but insert "4000" before your account number.

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

-----Automatically--------------------------------------------------------------

ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with anyother required materials.

-----Via the Internet-----------------------------------------------------------

        -------------
--------------------------------------------------------------------------------
16

TO SELL SHARES

-----In Writing-----------------------------------------------------------------

Write a letter of instruction that includes:
* your name(s) and signature(s)
* your account number
* the fund name
* the dollar amount you want to sell
* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Family of Funds P.O. Box 9671, Providence, RI 02940-9671

-----By Telephone---------------------------------------------------------------

WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.
--------------------------------------------------------------------------------

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

-----Via the Internet-----------------------------------------------------------

        -------------
--------------------------------------------------------------------------------


To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

THE DREYFUS FAMILY OF FUNDS

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand
--------------------------------------------------------------------------------

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

                                                              Your Investment 17

INSTRUCTIONS FOR IRAS

TO OPEN AN ACCOUNT

-----In Writing-----------------------------------------------------------------

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:
The Dreyfus Trust Company, Custodian
P.O. Box 6427, Providence, RI 02940-6427

-----By Telephone --------------------------------------------------------------

                 -------------


-----Automatically--------------------------------------------------------------

WITHOUT ANY INITIAL INVESTMENT Call us to request a Dreyfus Step Program form. Complete and return the form along with your application.

-----Via the Internet-----------------------------------------------------------

COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.

--------------------------------------------------------------------------------

TO ADD TO AN ACCOUNT

-----In Writing-----------------------------------------------------------------
Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail in the slip and the check (see "To Open an Account" at left).

-----By Telephone---------------------------------------------------------------

WIRE Have your bank send your investment to Boston Safe Deposit & Trust Company, with these instructions:
* ABA# 011001234
* DDA# 044210
* the fund name
* your account number
* name of investor
* the contribution year

ELECTRONIC CHECK Same as wire, but insert "4000" before your account number.

TELEPHONE CONTRIBUTION Call to request us to move money from a regular Dreyfus account to an IRA (both accounts must be held in the same shareholder name).

-----Automatically--------------------------------------------------------------

ALL SERVICES Call us to request a form to add an automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

All contributions will count as current year.

-----Via the Internet-----------------------------------------------------------

        -------------
--------------------------------------------------------------------------------

TO SELL SHARES

-----In Writing-----------------------------------------------------------------

Write a letter of instruction that includes:

* your name and signature
* your account number
* the fund name
* the dollar amount you want to sell
* how and where to send the proceeds
* whether the distribution is qualified or premature
* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail in your request (see "To Open an Account" at left).

-----By Telephone---------------------------------------------------------------

        -------------
-----Automatically--------------------------------------------------------------

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

-----Via the Internet-----------------------------------------------------------

        -------------
--------------------------------------------------------------------------------

To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

THE DREYFUS TRUST COMPANY, CUSTODIAN

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand
--------------------------------------------------------------------------------

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.


                                                              Your Investment 19

NOTES

                         For More Information

                         Dreyfus Disciplined Smallcap Stock Fund
                         A series of The Dreyfus/Laurel Funds, Inc.
                         -----------------------------
                         SEC file number:  811-5270

                         More information on this fund is available free upon request, including the following:

                         ANNUAL/SEMIANNUAL REPORT

                         Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal period.

                         STATEMENT OF ADDITIONAL INFORMATION (SAI)

                         Provides more details about the fund and its policies. A current SAI is on file with the Securities and
                         Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:
================================================================================

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

      SEC
      http://www.sec.gov

      DREYFUS
      http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or, by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation                                  041P0301

Dreyfus Disciplined
Smallcap Stock Fund

ANNUAL REPORT
October 31, 2000

Dreyfus(TM)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

                                 Contents

                                 THE FUND
------------------------------------------
                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Disciplined
                                                            Smallcap Stock Fund

LETTER FROM THE PRESIDENT
-------------------------

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Disciplined Smallcap Stock Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gene Cervi.

The Russell 2000 Index, a broad measure of small-cap stock performance, rose more than 17% over the 12-month reporting period. Investor enthusiasm over technology stocks drove the market to new highs. Conversely, in the first nine months of 2000, the small-cap investment environment was marked by dramatic price fluctuations. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In our view, the stock market's recent weakness is a reminder that 20% annual gains are not the norm, historically speaking. Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Disciplined Smallcap Stock Fund.

Sincerely,

/s/ Stephen E. Canter
-------------------------
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 2000

DISCUSSION OF FUND PERFORMANCE
------------------------------

Gene Cervi, Portfolio Manager

How did Dreyfus Disciplined Smallcap Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund produced a total return of 15.25%.(1) In comparison, the fund' s benchmark, the Standard & Poor's SmallCap 600 Index ("S&P 600") returned 25.26% for the same period.(2)

While small-cap stocks benefited from strong investor interest during the reporting period, the fund's relative performance lagged primarily due to our stock selection within the technology sector.

What is the fund's investment approach?

The fund invests primarily in a broadly diversified portfolio of small-cap stocks that blends growth and value investment styles. The stocks are chosen using a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The computer model identifies and ranks stocks based on more than a dozen variables related to financial strength, relative profit growth and the disparity between stock price and intrinsic worth. After the computer sifts through thousands of candidates for investment, we select what we believe to be the most attractive stocks using the insights of our investment analysts. The fund's portfolio is constructed to have approximately the same sector weightings as the S&P 600.

What other factors influenced the fund's performance?

Because the fund is structured to be similar to the S&P 600 in terms of sector weightings, a deviation in performance from the S&P 600 most likely is not attributable to an overemphasis on a particular sector of the market. If our results lag, it' s most likely because our quantitative model led us to select stocks that didn' t perform as well as the stocks that are included in the S&P
600. In fact, that is precisely what happened during the reporting period.

                                                                  The Fund     3

For example, the fund's technology weighting included a number of initial public offerings (IPOs) , typically very speculative companies with no earnings that have just issued stock for the first time. When technology shares were booming during the first four months of the reporting period, many of these IPOs offered superior results. However, by March, the IPO market began to weaken along with the technology sector. In this kind of negative market environment, IPOs tend to perform much worse than more established companies, primarily because investors are less inclined to take on investment risk.

One of the fund' s best performers, Plexus, is a company that enables other companies to remain profitable by reducing or even removing their fixed
manufacturing   costs.   Home-based   in  Wisconsin,  Plexus  is  a  "contract"
manufacturer that designs, manufactures and assembles products for computer, medical, telecommunications and other industrial companies. A global manufacturer serving many continents would typically find it more cost effective to use a contract manufacturer such as Plexus. That's because the more expensive alternative would entail building manufacturing plants all over the world, incurring higher transportation costs and longer lead times in getting products to market.

Another strong performer for the fund was RenaissanceRe Holdings, whose customers include property and casualty insurance companies. As a "reinsurance" company, the firm sells insurance to other insurance companies to reduce the risk of losses from large-scale calamities. The company has benefited this year from significantly reduced catastrophe losses from hurricane and tornado damage. In addition, insurance companies, such as RenaissanceRe, have large bond investment portfolios that tend to perform well when interest rates peak and then begin to fall in a slowing economic environment. As this was the case during the reporting period, RenaissanceRe produced very strong returns for the fund.

Investors also looked for companies whose fortunes did not diminish as the economy slowed. A good example of this was found in the area of health care stocks, where the fund benefited from its holdings in

Medicis Pharmaceutical, a company that offers prescription and over-the-counter treatments for skin conditions. During the reporting period, such "niche" pharmaceutical companies -- that is, those that offer solutions to a few specific ailments -- tended to perform better than very large pharmaceutical companies, whose stock prices experienced more dramatic swings in response to Congressional hearings on prescription drug prices.

What is the fund's current strategy?

We have remained consistent in our disciplined focus on small-cap stocks, which generally outperformed large-cap stocks during the reporting period. At the end of the reporting period, our investment model remained biased toward growth versus value. However, it appears that this bias may be declining. If it does, we would expect to increase the proportion of value stocks held in the portfolio.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.

                                                                  The Fund     5

FUND PERFORMANCE

Graphic Omitted. The table below shows the value of a $10,000 investment as of the end of each stated period.
--------------------------------------------------------------------------------
                    Dreyfus Disciplined                   Standard & Poor's
Period              SmallCap Stock Fund                   SmallCap 600 Index
------              -------------------                   ------------------

9/30/98                  10,000                                10,000
10/31/98                 10,448                                10,464
10/31/99                 13,112                                11,725
10/31/00                 15,112                                14,686

Comparison of change in value of $10,000 investment in Dreyfus Disciplined SmallCap Stock Fund and the Standard & Poor's SmallCap 600 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/00

                                       Inception                      From
                                         Date          1 Year       Inception
--------------------------------------------------------------------------------

FUND                                     9/30/98       15.25%        21.84%

(+)  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS DISCIPLINED SMALLCAP STOCK FUND ON 9/30/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S SMALLCAP 600 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

STATEMENT OF INVESTMENTS
October 31, 2000

COMMON STOCKS--99.7%                                                     Shares                Value ($)
---------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--.9%

Constellation Brands, Cl. A                                              22,350  (a)           1,089,562

CONSUMER CYCLICAL--14.2%

AnnTaylor Stores                                                         36,480  (a)           1,094,400

Cheesecake Factory                                                       20,600  (a)             912,837

HON INDUSTRIES                                                           36,700                  883,094

Harman International Industries                                          53,300                2,558,400

Hot Topic                                                                35,300  (a)           1,209,025

Jack in the Box                                                          60,400  (a)           1,479,800

Kenneth Cole Productions, Cl. A                                          27,520  (a)           1,250,440

Pacific Sunwear of California                                            84,830  (a)           1,739,015

Pier 1 Imports                                                          113,900                1,509,175

Station Casinos                                                          57,600  (a)             928,800

Too                                                                      41,080  (a)             942,273

Visteon                                                                  96,200                1,701,537

Zale                                                                     41,390  (a)           1,402,086

                                                                                              17,610,882

CONSUMER STAPLES--3.2%

Hain Celestial Group                                                     65,290  (a)           2,591,197

Michael Foods                                                            53,610                1,444,119

                                                                                               4,035,316

ENERGY RELATED--7.3%

Helmerich & Payne                                                        35,100                1,103,456

Louis Dreyfus Natural Gas                                                38,300  (a)           1,227,994

Newfield Exploration                                                     36,000  (a)           1,359,000

ONEOK                                                                    20,800                  824,200

Seitel                                                                  102,400  (a)           1,536,000

UTI Energy                                                               54,500  (a)           1,093,406

Valero Energy                                                            57,700                1,907,706

                                                                                               9,051,762

HEALTH CARE--14.7%

Alpharma, Cl. A                                                          33,550                1,302,159

Aradigm                                                                  43,800  (a)             969,075

Cooper Cos.                                                              27,180                  971,685

Dura Pharmaceuticals                                                     50,600  (a)           1,742,537

Enzon                                                                    22,400  (a)           1,596,000

IDEXX Laboratories                                                       76,400  (a)           1,833,600

                                                                                            The Fund   7

STATEMENT OF INVESTMENTS (CONTINUED)
COMMON STOCKS (CONTINUED)                                                Shares                Value ($)
----------------------------------------------                          ---------------------------------------------
HEALTH CARE (CONTINUED)

Invitrogen                                                               11,100  (a)             844,294

Medicis Pharmaceutical, Cl. A                                            33,260  (a)           2,448,767

Patterson Dental                                                         75,660  (a)           2,369,104

Priority Healthcare, Cl. B                                               23,700  (a)           1,273,875

STERIS                                                                   79,400  (a)           1,191,000

Sequenom                                                                 18,300                  592,463

Triad Hospitals                                                          42,740  (a)           1,186,035

                                                                                              18,320,594

INTEREST SENSITIVE--13.7%

Allied Capital                                                           63,970                1,319,381

BlackRock                                                                22,700  (a)             967,587

Commerce Bancorp                                                         35,900                2,174,194

Cullen/Frost Bankers                                                     90,310                3,008,452

Eaton Vance                                                              27,590                1,374,327

Legg Mason                                                               13,630                  707,908

MONY Group                                                               42,220                1,736,297

Radian Group                                                             28,600                2,027,025

RenaissanceRe Holdings                                                   31,560                2,290,073

Webster Financial                                                        59,610                1,452,994

                                                                                              17,058,238

INTERNET RELATED--1.1%

DigitalThink                                                             22,000                  775,156

Inet Technologies                                                        15,900  (a)             651,900

                                                                                               1,427,056

PRODUCER GOODS--15.6%

Arch Chemicals                                                           40,100                  779,444

Astec Industries                                                         50,580  (a)             521,606

C&D Technologies                                                         22,900                1,353,963

Cambrex                                                                  31,800                1,270,013

Hercules                                                                 30,800                  564,025

Insituform Technologies, Cl. A                                           50,170  (a)           1,790,442

Manitowoc                                                                47,120                1,281,075

MasTec                                                                   27,100  (a)             784,206

Milacron                                                                 62,990                1,003,903

NCI Building Systems                                                     59,890  (a)             932,038

Reliance Steel & Aluminum                                                75,300                1,788,375

8


COMMON STOCKS (CONTINUED)                                                Shares                Value ($)
---------------------------------------------------------------------------------------------------------
PRODUCER GOODS (CONTINUED)

Stanley Works                                                            22,100                  588,412

Stewart & Stevenson Services                                             76,700                1,840,800

Teekay Shipping                                                          43,000                1,607,125

Terex                                                                    83,810  (a)           1,031,911

Timken                                                                   74,310                1,044,984

United Stationers                                                        39,000  (a)           1,172,437

                                                                                              19,354,759

SERVICES--7.1%

Armor Holdings                                                           75,350  (a)           1,172,634

Catalina Marketing                                                       70,130  (a)           2,752,603

Cox Radio, Cl. A                                                         41,770  (a)             950,268

Dollar Thrifty Automotive Group                                          63,100  (a)             970,163

Entercom Communications                                                  23,620  (a)             925,609

Entravision Communications, Cl. A                                        22,100                  390,894

Stericycle                                                               50,500  (a)           1,634,938

                                                                                               8,797,109

TECHNOLOGY--20.0%

Aclara Biosciences                                                       12,200                  218,075

AudioCodes                                                               26,100  (a)           1,032,581

Black Box                                                                20,000  (a)           1,317,500

CheckFree                                                                15,680  (a)             780,080

DDi                                                                      36,100                1,441,744

DMC Stratex Networks                                                     62,320  (a)           1,441,150

Dallas Semiconductor                                                     60,880                2,412,370

DuPont Photomasks                                                        11,500  (a)             645,438

Henry (Jack) & Associates                                                21,100                1,160,500

KEMET                                                                    68,700  (a)           1,915,013

Merix                                                                    22,000  (a)           1,027,469

National Instruments                                                     31,400  (a)           1,465,987

Photon Dynamics                                                          28,400  (a)           1,022,400

Plexus                                                                   27,200  (a)           1,715,300

RSA Security                                                             34,500  (a)           2,001,000

RadiSys                                                                  30,200  (a)             800,300

Remedy                                                                   30,720  (a)             526,080

Sawtek                                                                   13,500  (a)             686,812

TranSwitch                                                               23,740  (a)           1,370,985

                                                                                            The Fund     9


STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                Shares                Value ($)
---------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

Trimble Navigation                                                       28,400  (a)             674,500

Viasystems Group                                                         87,200                1,237,150

                                                                                              24,892,434

UTILITIES--1.9%

Cleco                                                                    17,100                  813,319

Public Service Company of New Mexico                                     55,900                1,540,744

                                                                                               2,354,063

TOTAL COMMON STOCKS

   (cost $111,251,922)                                                                       123,991,775
---------------------------------------------------------------------------------------------------------

                                                                      Principal
SHORT-TERM INVESTMENTS--.2%                                          Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT;

  Greenwich Capital Markets, Tri-Party Repurchase
  Agreement, 6.55%, dated 10/31/2000,
  due 11/1/2000 in the amount of $285,052
  (fully collateralized by $295,000 Federal Home
  Loan Mortgage Corp., Notes, 6.625%, 9/15/2009,
  value $295,362)
  (cost $285,000)                                                       285,000                  285,000
---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $111,536,922)                                     99.9%              124,276,775

CASH AND RECEIVABLES (NET)                                                  .1%                  182,279

NET ASSETS                                                               100.0%              124,459,054

(a) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                                           Cost                    Value
----------------------------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments--Note 1(c)  111,536,922              124,276,775

Cash                                                                                               4,963

Receivable for investment securities sold                                                      7,532,833

Dividends and interest receivable                                                                 42,127

Receivable for shares of Capital Stock subscribed                                                    700

                                                                                             131,857,398
---------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                                            153,671

Payable for investment securities purchased                                                    7,189,648

Payable for shares of Capital Stock redeemed                                                      55,025

                                                                                               7,398,344
---------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                               124,459,054
---------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                              118,970,535

Accumulated net realized gain (loss) on investments                                           (7,251,334)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                                                     12,739,853
---------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                               124,459,054
---------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Capital Stock authorized)                               6,587,579

NET ASSET VALUE, offering and redemption price per share--Note 2(c)($)                             18.89

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                            The Fund  11

STATEMENT OF OPERATIONS

Year Ended October 31, 2000

---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                                                   501,821

Interest                                                                                         245,237

TOTAL INCOME                                                                                     747,058

EXPENSES:

Management fee--Note 2(a)                                                                      1,177,402

Distribution fees--Note 2(b)                                                                     235,481

Loan commitment fees--Note 4                                                                         329

TOTAL EXPENSES                                                                                 1,413,212

INVESTMENT (LOSS)                                                                               (666,154)
---------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                                       (7,251,334)

Net unrealized appreciation (depreciation) on investments                                      9,244,240

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                         1,992,906

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           1,326,752

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS




                                                                             Year Ended October 31,
                                                                    -----------------------------------

                                                                           2000                     1999
----------------------------------------------------------------------------------------------------------
OPERATIONS ($):

Investment (loss)                                                      (666,154)                 (87,892)

Net realized gain (loss) on investments                              (7,251,334)                  80,509

Net unrealized appreciation (depreciation)
      on investments                                                  9,244,240                3,209,491

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                          1,326,752                3,202,108

CAPITAL STOCK TRANSACTIONS ($):
---------------------------------------------------------------------------------------------------------

Net proceeds from shares sold                                       121,363,499               25,188,670

Cost of shares redeemed                                             (21,813,496)             (10,237,144)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                                   99,550,003               14,951,526

TOTAL INCREASE (DECREASE) IN NET ASSETS                             100,876,755               18,153,634
---------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                  23,582,299                5,428,665

END OF PERIOD                                                       124,459,054               23,582,299
---------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                           6,327,901                1,691,393

Shares redeemed                                                      (1,179,048)                (668,393)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                         5,148,853                1,023,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                            The Fund  13

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                                 Year Ended October 31,
                                                                                       ---------------------------------------

                                                                                       2000            1999          1998(a)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  16.39           13.06            12.50

Investment Operations:

Investment (loss)--net                                                                 (.14)(b)        (.09)(b)           --

Net realized and unrealized
   gain (loss) on investments                                                          2.64            3.42              .56

Total from Investment Operations                                                       2.50            3.33              .56

Net asset value, end of period                                                        18.89           16.39            13.06
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                      15.25           25.50             4.48(c)
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.50            1.50              .13(c)

Ratio of net investment (loss)
   to average net assets                                                               (.71)           (.56)            (.02)(c)

Portfolio Turnover Rate                                                              116.36           76.14             2.58(c)
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                               124,459          23,582            5,429

(a) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(b) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(c) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Smallcap Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that surpass the Standard & Poor's SmallCap 600(R) Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities
transactions   are   recorded   on   the   identified   cost  basis.

                                                                  The Fund    15

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 2000, there were no open financial futures contracts.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $5,773,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, the carryover expires in fiscal 2008.

During the period ended October 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated investment (loss) on investments by $666,154 and decreased paid-in capital by that amount. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective,

                                                                  The Fund    17
policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the fund's average daily net assets to compensate Mellon Bank and the Manager for shareholder servicing activities and the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2000, the fund was charged $235,480 pursuant to the Plan, of which $195,659 was paid to DSC.

(c) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through use of the fund's exchange privilege.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $203,950,709 and $103,832,412, respectively.

At  October 31, 2000, accumulated net unrealized appreciation on investments was
$12,739,853,   consisting  of  $20,034,730  gross  unrealized  appreciation  and
$7,294,877 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

                                                                  The Fund    19

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Smallcap Stock Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from September 30, 1998 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Smallcap Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended, and for the period from September 30, 1998 (commencement of operations) to October 31, 1998 in conformity with accounting principles generally accepted in the United States of America.


New York, New York                                                  /s/ KPMG LLP
December 8, 2000

                        For More Information

                        Dreyfus Disciplined
                        Smallcap Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com





                        (c) 2000 Dreyfus Service Corporation           041AR0010

Dreyfus Disciplined Smallcap Stock Fund

SEMIANNUAL REPORT
April 30, 2001

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                            Dreyfus Disciplined
                                                            Smallcap Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Disciplined Smallcap Stock Fund covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gene Cervi.

The past six months have been troublesome for the stock market, including small-and midcap stocks. The Russell 2000 Index, a popular barometer of small-cap stock performance, fell 1.77% during the reporting period. The Russell Midcap Index fell 4.86% during the same period.

However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. In fact, growth-oriented stocks, as represented by the Russell Midcap Growth Index and Russell 2000 Growth Index declined a hefty 28% and 17.34%, respectively, during the reporting period. In contrast, value-oriented stocks, as represented by the Russell Midcap Value Index and Russell 2000 Value Index, rose 9.30% and 14.62%, respectively, during the reporting period.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


/s/ Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001

DISCUSSION OF FUND PERFORMANCE

Gene Cervi, Portfolio Manager

How did Dreyfus Disciplined Smallcap Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund produced a total return of -3.71% .(1) In comparison, the fund's benchmark, the Standard & Poor's SmallCap 600 Index ("S&P 600 Index"), produced a total return of 1.18% for the
same    period.(2)

The fund's relative performance was adversely affected by its investments in certain technology and manufacturing companies, two sectors that have generally performed poorly in the recent economic slowdown. However, for much of the fund, much of that weakness was offset by strong performance by the fund's holdings in attractively priced energy and retail stocks.

What is the fund's investment approach?

The fund invests primarily in a broadly diversified portfolio of small-cap stocks that blends growth and value investment styles. The stocks are chosen using a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The computer model identifies and ranks stocks based on more than a dozen variables related to financial strength, relative profit growth and the disparity between stock price and intrinsic worth. After the computer sifts through thousands of candidates for investment, we select what we believe to be the most attractive stocks using the insights of our investment analysts. The fund's portfolio is constructed to have approximately the same sector weightings and risk characteristics as the S&P 600 Index.

What other factors influenced the fund's performance?

The fund benefited from its focus on small-cap stocks, which generally provided higher returns than larger companies during the six-month period. In our view, one reason they outperformed was because they were relative bargains when the six-month period began.



                                                                 The Fund      3

One measure of value is the price-earnings ratio ("P/E ratio"), which compares a company's stock price to its earnings. Generally, it is believed that the lower the P/E ratio, the better the value. At the start of the reporting period, the average small-cap stock had a P/E ratio of about 14, while the P/E ratio for the overall market was about 24. Because small-cap stocks appeared to be relatively inexpensive, they received more attention from investors and generally provided better performance.

Declining interest rates also helped small-cap stocks. Between January and April 2001, the Federal Reserve Board reduced short-term rates from 6.5% to 4.5%. Because small companies tend to depend more than large companies on outside financing to maintain their growth, they are often better able to improve profitability by borrowing at lower rates. Retailers are often immediate beneficiaries of lower interest rates because consumers find it easier and less expensive to borrow. Hot Topic and Pacific Sunwear of California -- two retailers specializing in teen apparel -- performed particularly well for the fund during the period.

The six-month period was also characterized by high oil and natural gas prices. Companies that explore for these commodities were very active, and businesses that provide products and services to the energy industry saw demand surge. Three of the fund's top five performers were energy stocks -- Helmerich & Payne, UTI Energy and Valero Energy. Helmerich & Payne is engaged in the exploration, production and sale of crude oil and natural gas, UTI Energy provides onshore contract drilling services, and Valero Energy is an independent petroleum refining and marketing company.

Some companies that might otherwise have been adversely affected by high energy costs posted surprisingly strong returns. For example, shares of Dollar Thrifty Automotive Group -- which owns two car rental companies -- were depressed in late 2000 when a slowdown in the travel industry was anticipated. By early 2001, however, the consumer segment of the economy appeared to stabilize and the stock rebounded, making it one of the fund's best performers for the period. On the other hand, the fund's investments in technology and manufacturing were disappointing, as these sectors of the economy remained generally sluggish.

What is the fund's current strategy?

As of the end of the reporting period, we increased the number of stocks in the fund to approximately 150 in order to improve diversification and manage certain risks more effectively.

In addition, we have continued to employ the disciplined, quantitative research techniques provided by our statistical models. In 1999 and the first half of 2000, before the current reporting period began, many investors made their decisions based solely on market momentum, and practically ignored fundamentals such as earnings and valuations. More recently, as former high-flyers have come back down to earth, investors appear to have returned to a more rational approach, in which a stock's price is closely tied to its ability to generate profits. In our opinion, such an environment favors our disciplined approach to small-cap investing and we believe that our model's effectiveness is likely to improve if investors continue to focus more intently on business fundamentals.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS, AND WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.

                                                                   The Fund    5

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--97.7%                                                                Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.2%

Constellation Brands, Cl. A                                                        19,350  (a)           1,262,588

CONSUMER CYCLICAL--14.6%

AirTran Holdings                                                                   57,530  (a)             535,029

American Eagle Outfitters                                                          12,820  (a)             477,160

bebe stores                                                                         9,200  (a)             225,400

Brown Shoe                                                                         60,800                1,199,584

Callaway Golf                                                                      28,900                  701,114

Cheesecake Factory                                                                 20,900  (a)             795,454

Cooper Tire & Rubber                                                               34,010                  409,480

Direct Focus                                                                       17,300  (a)             589,584

HON INDUSTRIES                                                                     17,000                  424,320

Harman International                                                               27,300                  866,775

Haverty Furniture Cos.                                                             75,200                1,052,800

Hot Topic                                                                          17,100  (a)             571,482

Jack in the Box                                                                    21,700  (a)             574,399

Kellwood                                                                           25,900                  552,965

Michaels Stores                                                                    15,660  (a)             528,838

Oshkosh Truck                                                                      12,500                  487,250

Pacific Sunwear of California                                                      17,630  (a)             491,172

Pep Boys-Manny, Moe & Jack                                                         65,600                  314,224

Pier 1 Imports                                                                     66,100                  733,710

Ruby Tuesday                                                                       43,700                  832,485

Russell                                                                            38,900                  746,880

ShopKo Stores                                                                      55,400  (a)             440,984

Too                                                                                23,780  (a)             473,460

Zale                                                                               37,490  (a)           1,250,666

                                                                                                        15,275,215

CONSUMER STAPLES--2.0%

American Italian Pasta, Cl. A                                                      15,300  (a)             544,680

Dean Foods                                                                          7,700                  284,900

Hain Celestial Group                                                               13,590  (a)             340,022

Libbey                                                                              6,400                  214,976

Smithfield Foods                                                                   20,500  (a)             702,125

                                                                                                         2,086,703

ENERGY RELATED--9.5%

Cross Timbers Oil                                                                  28,300                  768,345

Energen                                                                            23,700                  880,455


6

COMMON STOCKS (CONTINUED)                                                           Shares                Value ($)
---------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Helmerich & Payne                                                                  27,500                1,408,825

Louis Dreyfus Natural Gas                                                          33,600  (a)           1,280,160

Newfield Exploration                                                               32,100  (a)           1,155,600

ONEOK                                                                              17,600                  760,672

Remington Oil & Gas                                                                60,800  (a)             922,336

Seitel                                                                             40,900  (a)             797,959

UTI Energy                                                                         14,500  (a)             498,800

Valero Energy                                                                      30,400                1,464,064

                                                                                                         9,937,216

HEALTH CARE--10.9%

Alpharma, Cl. A                                                                    31,450                  711,399

Barr Laboratories                                                                   7,200  (a)             417,240

Cooper Cos.                                                                        24,880                1,104,672

IDEXX Laboratories                                                                 58,800  (a)           1,594,068

Medicis Pharmaceutical, Cl. A                                                      21,760  (a)           1,081,472

Mentor                                                                             14,100                  324,300

NBTY                                                                               44,100  (a)             546,840

Orthodontic Centers of America                                                     27,200  (a)             741,200

Patterson Dental                                                                   41,660  (a)           1,273,130

Priority Healthcare, Cl. B                                                         24,400  (a)             848,632

STERIS                                                                             39,300  (a)             714,474

Stewart Enterprises, Cl. A                                                        158,500                  824,200

Sunrise Assisted Living                                                            13,800  (a)             310,638

Syncor International                                                                8,900  (a)             313,814

Triad Hospitals                                                                    21,440  (a)             659,280

                                                                                                        11,465,359

INTEREST SENSITIVE--12.4%

Allied Capital                                                                     47,170                1,097,646

Banco Latinoamericano de Exportaciones, Cl. E                                      32,100                1,059,300

BlackRock                                                                          21,700  (a)             733,460

Commerce Bancorp                                                                   19,300                1,331,700

Cullen/Frost Bankers                                                               46,510                1,488,320

Eaton Vance                                                                        47,380                1,530,374

iStar Financial                                                                    30,000                  750,000

MONY Group                                                                         24,020                  844,543

MeriStar Hospitality                                                               20,760                  417,276

Radian Group                                                                       17,300                1,340,750




                                                                                                        The Fund     7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                           Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

RenaissanceRe Holdings                                                             13,160                  840,924

Rightchoice Managed Care                                                           12,800  (a)             519,680

Webster Financial                                                                  33,310                1,061,257

                                                                                                        13,015,230

PRODUCER GOODS--18.5%

Arkansas Best                                                                      22,900  (a)             449,985

Astec Industries                                                                   39,080  (a)             738,612

C&D Technologies                                                                   22,300                  791,204

Cambrex                                                                            24,300                1,130,436

Cymer                                                                               9,000  (a)             295,650

Hughes Supply                                                                      27,700                  418,824

Insituform Technologies, Cl. A                                                      8,170  (a)             281,783

Lone Star Technologies                                                             12,600  (a)             664,020

Lubrizol                                                                           17,700                  518,433

M.D.C. Holdings                                                                    10,900                  468,918

Manitowoc                                                                          26,820                  737,550

Massey Energy                                                                      21,700                  488,467

Milacron                                                                           54,390                  992,617

NCI Building Systems                                                               52,190  (a)             626,802

NVR                                                                                 3,400  (a)             648,108

Reliance Steel & Aluminum                                                          42,300                1,239,390

Roadway Express                                                                    74,000                1,805,600

Shaw Group                                                                         11,300  (a)             644,100

Standard Pacific                                                                   13,600                  277,440

Stanley Works                                                                      19,300                  699,625

Stewart & Stevenson Services                                                       27,800                  621,330

Stillwater Mining                                                                  19,200  (a)             586,944

Teekay Shipping                                                                    33,390                1,694,209

Terex                                                                              58,210  (a)           1,140,916

Timken                                                                             21,910                  374,661

United Stationers                                                                  35,900  (a)           1,022,073

                                                                                                        19,357,697

SERVICES--9.4%

Armor Holdings                                                                     47,150  (a)             785,048

Audiovox, Cl. A                                                                    95,500  (a)             797,425

BARRA                                                                               5,000  (a)             230,200

Borders Group                                                                      19,400  (a)             360,840


8

COMMON STOCKS (CONTINUED)                                                           Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Consolidated Graphics                                                              44,000  (a)             587,400

Cox Radio, Cl. A                                                                   39,670  (a)           1,023,486

Deluxe                                                                             10,800                  280,692

Dollar Thrifty Automotive Group                                                    56,700  (a)           1,253,070

Entercom Communications                                                             6,020  (a)             274,632

Galileo International                                                              31,700                  774,114

Pre-Paid Legal Services                                                            45,400  (a)             998,800

R. H. Donnelley                                                                    29,300  (a)             835,050

Tele Nordeste Celular Participacoes, ADR                                            6,000                  170,400

Telemig Celular Participacoes, ADR                                                  5,100                  193,800

Tetra Tech                                                                         37,500  (a)             915,750

World Wrestling Federation Entertainment                                           28,600  (a)             389,818

                                                                                                         9,870,525

TECHNOLOGY--16.9%

Advanced Energy Industries                                                          9,300  (a)             322,803

Aeroflex                                                                           17,300  (a)             257,943

Amphenol, Cl. A                                                                    10,600  (a)             446,260

Anixter International                                                              14,500  (a)             382,075

AremisSoft                                                                         37,220  (a)             662,516

Axcelis Technologies                                                               53,300                  800,033

Brightpoint                                                                        91,100  (a)             359,845

CACI International, Cl. A                                                          32,900  (a)           1,100,834

Cabot Microelectronics                                                              5,100  (a)             326,502

Catapult Communications                                                            12,000  (a)             339,600

Cerner                                                                              5,800  (a)             261,174

Checkpoint Systems                                                                 43,000  (a)             402,050

Coherent                                                                            7,000  (a)             276,500

Cohu                                                                               14,100                  255,210

DDi                                                                                13,500  (a)             331,695

DMC Stratex Networks                                                               38,420  (a)             294,681

DuPont Photomasks                                                                  12,330  (a)             688,014

ESS Technology                                                                     58,400  (a)             402,376

Electro Scientific Industries                                                       8,800  (a)             315,304

General Cable                                                                      50,700                  603,837

General Semiconductor                                                              28,900  (a)             333,506

Henry (Jack) & Associates                                                          26,200                  738,578

Integrated Silicon Solution                                                        19,600  (a)             293,608





                                                                                                       The Fund      9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                           Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

KEMET                                                                              20,000  (a)             410,400

Lightbridge                                                                        25,100  (a)             335,587

Mercury Computer Systems                                                            7,100  (a)             360,538

Merix                                                                              22,300  (a)             434,404

National Instruments                                                               11,000  (a)             385,000

Nu Horizons Electronics                                                            59,100  (a)             540,174

Park Electrochemical                                                               10,300                  242,050

Pioneer-Standard Electronics                                                       58,000                  696,000

Planar Systems                                                                     10,000  (a)             233,600

RSA Security                                                                       27,950  (a)             894,400

RadiSys                                                                            14,400  (a)             303,840

Rainbow Technologies                                                               33,300  (a)             180,153

Read-Rite                                                                          35,300  (a)             195,562

Rudolph Technologies                                                                6,200  (a)             298,158

Silicon Storage Technology                                                         20,100  (a)             199,794

Technitrol                                                                         10,600                  318,848

Tollgrade Communications                                                           10,300  (a)             282,426

Trimble Navigation                                                                 32,100  (a)             527,403

Varian Semiconductor Equipment Associates                                          11,000  (a)             501,050

Zebra Technologies, Cl. A                                                           4,900  (a)             211,974

                                                                                                        17,746,305

UTILITIES--2.3%

Cleco                                                                              15,000                  675,000

Public Service Company of New Mexico                                               48,300                1,745,079

                                                                                                         2,420,079

TOTAL COMMON STOCKS

   (cost $92,487,001)                                                                                  102,436,917


10

                                                                                 Principal
SHORT-TERM INVESTMENTS--2.3%                                                    Amount ($)               Value ($)
----------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets, Tri-Party Repurchase Agreement,
  4.50%, dated 4/30/2001, due 5/1/2001 in the amount
  of $2,440,305 (fully collateralized by $2,320,000
  Federal Home Loan Bank, Bonds,
  6.875%, 8/15/2005, value $2,493,074)
   (cost $2,440,000)                                                            2,440,000                2,440,000
----------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $94,927,001)                                               100.0%              104,876,917

CASH AND RECEIVABLES (NET)                                                            .0%                   36,409

NET ASSETS                                                                         100.0%              104,913,326

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.










                                                                                                      The Fund      11

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments--Note 1(c)                           94,927,001    104,876,917

Cash                                                                      72,107

Receivable for investment securities sold                                777,777

Dividends and interest receivable                                         30,338

Receivable for shares of Capital Stock subscribed                            100

                                                                     105,757,239
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   121,866

Payable for investment securities purchased                             573,645

Payable for shares of Capital Stock redeemed                            148,402

                                                                        843,913
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      104,913,326
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     104,557,435

Accumulated investment (loss)                                         (308,282)

Accumulated net realized gain (loss) on investments                 (9,285,743)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                              9,949,916
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      104,913,326
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Capital Stock authorized)      5,766,961

NET ASSET VALUE, offering and redemption price per share--Note 2(d)($)    18.19

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         418,654

Interest                                                                74,346

TOTAL INCOME                                                           493,000

EXPENSES:

Management fee--Note 2(a)                                              666,973

Distribution fees--Note 2(b)                                           133,395

Loan commitment fees--Note 4                                               718

Interest expense--Note 4                                                   196

TOTAL EXPENSES                                                         801,282

INVESTMENT (LOSS)                                                    (308,282)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (2,034,409)

Net unrealized appreciation (depreciation) on investments          (2,789,937)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (4,824,346)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (5,132,628)

SEE NOTES TO FINANCIAL STATEMENTS.


                                                              The Fund        13

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001        Year Ended
                                              (Unaudited)  October 31, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (308,282)            (666,154)

Net realized gain (loss) on investments       (2,034,409)          (7,251,334)

Net unrealized appreciation (depreciation)
   on investments                             (2,789,937)           9,244,240

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (5,132,628)           1,326,752
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   6,957,187         121,363,499

Cost of shares redeemed                      (21,370,287)         (21,813,496)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (14,413,100)          99,550,003

TOTAL INCREASE (DECREASE) IN NET ASSETS      (19,545,728)         100,876,755
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           124,459,054           23,582,299

END OF PERIOD                                 104,913,326          124,459,054
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       389,045           6,327,901

Shares redeemed                               (1,209,663)          (1,179,048)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (820,618)            5,148,853

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                            Six Months Ended
                                                              April 30, 2001                         Year Ended October 31,
                                                                                         -------------------------------------------
                                                                  (Unaudited)            2000              1999             1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   18.89            16.39             13.06             12.50

Investment Operations:

Investment (loss)--net                                              (.05)(b)         (.14)(b)          (.09)(b)                --

Net realized and unrealized
   gain (loss) on investments                                          (.65)             2.64             3.42                .56

Total from Investment Operations                                       (.70)             2.50             3.33                .56

Net asset value, end of period                                         18.19            18.89            16.39              13.06
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                   (3.71)(c)            15.25            25.50             4.48(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .74(c)             1.50             1.50              .13(c)

Ratio of net investment (loss)
   to average net assets                                            (.29)(c)            (.71)             (.56)          (.02)(c)

Portfolio Turnover Rate                                             59.56(c)           116.36            76.14            2.58(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                104,913          124,459           23,582             5,429

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                                   The Fund      15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Smallcap Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that surpass the Standard & Poor's SmallCap 600((reg.tm) ) Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount.

                                                                 The Fund     17

The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 2001, there were no open financial futures contracts.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $5,773,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund, except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the fund's average daily net assets to compensate Mellon Bank and its affiliates (including, but not limited to, the Manager and the Distributor) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended April 30, 2001, the fund was charged $133,395 pursuant to the Plan.



                                                                The Fund      19

(c) Brokerage commissions: During the period ended April 30, 2001, the fund incurred total brokerage commissions of $211,467, of which $1,104 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through use of the fund's exchange privilege.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $63,780,183 and $80,510,696, respectively.

At  April  30,  2001, accumulated net unrealized appreciation on investments was
$9,949,916,   consisting   of  $16,689,751  gross  unrealized  appreciation  and
$6,739,835 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended April 30, 2001 was approximately $5,600, with a related weighted average annualized interest rate of 7.01%.

NOTE 5--Subsequent Event:

On April 26, 2001, the Board of Directors approved, subject to approval by the shareholders of the fund, an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of the fund in a tax free exchange for shares of the MPAM Small Cap Stock Fund at net asset value.


























                                                                The Fund      21

                      For More Information

                        Dreyfus Disciplined
                        Smallcap Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                      The Dreyfus Corporation
                      200 Park Avenue
                      New York, NY 10166

                      Custodian

                      Mellon Bank, N.A.
                      One Mellon Bank Center
                      Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                      Dreyfus Transfer, Inc.
                      P.O. Box 9671
                      Providence, RI 02940

                      Distributor

                      Dreyfus Service Corporation
                      200 Park Avenue
                      New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  041SA0401

                                MPAM FUNDS TRUST
                                     PART C
                                OTHER INFORMATION


Item 15.  Indemnification

(a) The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under Article 10 of the Registrant's By-Laws, PROVIDED THAT
(i) such Covered Person shall provide security for his or her undertaking, (ii) the Trust shall be insured against losses arising by reason of such Covered Person's failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

(b) As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (ii) is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (i) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in the Investment Company Act of 1940) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

(c) The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in Article 10 of the Registrant's By-Laws, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in Article 10 of the Registrant's By-Laws shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such person.

(d) Notwithstanding any provisions in the Registrant's Amended and Restated Agreement and Declaration of Trust and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

        In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Trust in connection with the registered securities of the Trust, the Trust will not make such indemnification unless (i) the Trust has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Trust shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the Investment Company Act of 1940, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

        The Trust will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless (i) the Trust shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and (ii) one of the following conditions shall have occurred: (a) such person shall provide security for his undertaking, (b) the Trust shall be insured against losses arising by reason of any lawful advances or (c) a majority of the disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

Item 16.  Exhibits

        (1) Amended and Restated Agreement and Declaration of Trust dated June 5, 2000, is incorporated herein by reference to Exhibit
                  (a) of Pre-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on July 7, 2000.

        (2) By-Laws dated June 5, 2000, are incorporated herein by reference to Exhibit (b) of Pre-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on July 7, 2000.

        (3)       Not Applicable.

        (4) A copy of the form of the Agreement and Plan of Reorganization is included in the Prospectus/Proxy Statement as Exhibit A thereto, and is incorporated herein by reference.

        (5) Instruments defining the rights of holders of Registrant's securities are incorporated herein by reference to Article III, IV, V, VI, VIII and IX of the Registrant's Amended and Restated Agreement and Declaration of Trust and Articles 9 and 11 of the Registrant's By-Laws.

        (6) Investment Advisory Agreement between MPAM Funds Trust and MPAM Advisers, a division of The Dreyfus Corporation, dated June 14, 2000, is incorporated herein by reference to Exhibit
                  (d) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (7) Distribution Agreement dated June 14, 2000, is incorporated herein by reference to Exhibit (e) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (8)       Not Applicable.

        (9) (a) Custodian Agreement dated as of June 14, 2000, between MPAM Funds Trust and Boston Safe Deposit and Trust Company, is incorporated herein by reference to Exhibit (g)(1) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

                  (b) Custodian Agreement dated as of June 14, 2000, between MPAM Funds Trust and Mellon Bank, N.A., is incorporated herein by reference to Exhibit (g)(2) of Pre-effective Amendment No.

                  2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (10) (a) Rule 18f-3 Plan dated as of May 9, 2001, is incorporated herein by reference to Exhibit (n) of Post-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on May 9, 2001.

        (11) Opinion and Consent of Kirkpatrick & Lockhart LLP dated June 22, 2001. Filed herewith.

        (12) Tax Opinion and Consent of Kirkpatrick & Lockhart LLP. To be filed by amendment.

        (13) (a) Transfer Agent Agreement dated as of June 14, 2000. Filed herewith.

                  (b) Amendment to Transfer Agent Agreement effective March 6, 2001. Filed herewith.

                  (c) Form of Amended and Restated Administration Agreement. Filed herewith.

                  (d) Fee Waiver Agreement dated June 14, 2000, is incorporated herein by reference to Exhibit (h)(3) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

                  (e) Shareholder Services Plan dated as of May 9, 2001, is incorporated herein by reference to Exhibit (h)(4) of Post-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on May 9, 2001.

        (14)      Consent of KPMG LLP dated June 19, 2001. Filed herewith.

        (15)      Not Applicable.

        (16) (a) Power of Attorney for Officers dated June 20, 2001. Filed herewith.

                  (b) Power of Attorney for Trustees dated June 20, 2001. Filed herewith

        (17)      Not Applicable.

        Item 17.  Undertakings.

        (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

        As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, State of New York, on the 21st day of June, 2001.

                                    MPAM FUNDS TRUST
                                    (Registrant)


                                    By:  /s/ David F. Lamere
                                         ---------------------------
                                         David F. Lamere*, President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

    SIGNATURES                          TITLE                        DATE

/s/ David F. Lamere                 President                     June 21, 2001
---------------------------
David F. Lamere*

/s/ Joseph Connolly                 Treasurer                     June 21, 2001
---------------------------
Joseph Connolly*

/s/ Maureen D. McFalls              Trustee                       June 21, 2001
---------------------------
Maureen D. McFalls*

/s/ Kevin C. Phelan                 Trustee                       June 21, 2001
---------------------------
Kevin C. Phelan*

/s/ Patrick J. Purcell              Trustee                       June 21, 2001
---------------------------
Patrick J. Purcell*

/s/ Thomas F. Ryan, Jr.             Trustee                       June 21, 2001
---------------------------
Thomas F. Ryan, Jr.*

*BY:    /s/ Jeff Prusnofsky
      ----------------------------------
        Jeff Prusnofsky, Attorney-in-Fact

                                  EXHIBIT INDEX


        (1) Amended and Restated Agreement and Declaration of Trust dated June 5, 2000, is incorporated herein by reference to Exhibit
                  (a) of Pre-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on July 7, 2000.

        (2) By-Laws dated June 5, 2000, are incorporated herein by reference to Exhibit (b) of Pre-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on July 7, 2000.

        (3)       Not Applicable.

        (4) A copy of the form of the Agreement and Plan of Reorganization is included in the Prospectus/Proxy Statement as Exhibit A thereto, and is incorporated herein by reference.

        (5) Instruments defining the rights of holders of Registrant's securities are incorporated herein by reference to Article III, IV, V, VI, VIII and IX of the Registrant's Amended and Restated Agreement and Declaration of Trust and Articles 9 and 11 of the Registrant's By-Laws.

        (6) Investment Advisory Agreement between MPAM Funds Trust and MPAM Advisers, a division of The Dreyfus Corporation, dated June 14, 2000, is incorporated herein by reference to Exhibit
                  (d) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (7) Distribution Agreement dated June 14, 2000, is incorporated herein by reference to Exhibit (e) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (8)       Not Applicable.

        (9) (a) Custodian Agreement dated as of June 14, 2000, between MPAM Funds Trust and Boston Safe Deposit and Trust Company, is incorporated herein by reference to Exhibit (g)(1) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

                  (b) Custodian Agreement dated as of June 14, 2000, between MPAM Funds Trust and Mellon Bank, N.A., is incorporated herein by reference to Exhibit (g)(2) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (10) (a) Rule 18f-3 Plan dated as of May 9, 2001, is incorporated herein by reference to Exhibit (n) of Post-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on May 9, 2001.

        (11) Opinion and Consent of Kirkpatrick & Lockhart LLP dated June 22, 2001. Filed herewith.

        (12) Tax Opinion and Consent of Kirkpatrick & Lockhart LLP. To be filed by amendment.

        (13) (a) Transfer Agent Agreement dated as of June 14, 2000. Filed herewith.

                  (b) Amendment to Transfer Agent Agreement effective March 6, 2001. Filed herewith.

                  (c) Form of Amended and Restated Administration Agreement. Filed herewith.

                  (d) Fee Waiver Agreement dated June 14, 2000, is incorporated herein by reference to Exhibit (h)(3) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

                  (e) Shareholder Services Plan dated as of May 9, 2001, is incorporated herein by reference to Exhibit (h)(4) of Post-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on May 9, 2001.

        (14)      Consent of KPMG LLP dated June 19, 2001. Filed herewith.

        (15)      Not Applicable.

        (16) (a) Power of Attorney for Officers dated June 20, 2001. Filed herewith.

                  (b) Power of Attorney for Trustees dated June 20, 2001. Filed herewith

        (17)      Not Applicable.